EXHIBIT 10.23


                       PHILLIPS PETROLEUM (91-12) PTY LTD
                              (ABN 73 064 963 346)
                         BAYU-UNDAN GAS RECYCLE PROJECT





                                CONTRACT DOCUMENT

                          BAYU UNDAN DRILLING CONTRACT

                               CONTRACT NO: C0031

--------------------------------------------------------------------------------
 PHILLIPS PETROLEUM (91-12) PTY LTD (AS UNIT OPERATOR FOR THE UNIT PARTICIPANTS)
             1 MILL STREET PERTH, WESTERN AUSTRALIA 6000, AUSTRALIA
                 TELE: +61 8 278 5333 FACSIMILE: +61 8 9278 5340



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                                   BAYU UNDAN
                                DRILLING CONTRACT



                                     BETWEEN




                       PHILLIPS PETROLEUM (91-12) PTY LTD
                              (ABN 73 064 963 346)



                                       AND



                              CHILES OFFSHORE INC.



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                                TABLE OF CONTENTS


ARTICLE                                                                                                           PAGE
-------                                                                                                           ----
1.0           INTERPRETATION......................................................................................   5
1.1           THE WORK............................................................................................   6
2.0           DRILLING............................................................................................   6
2.1           MOVING IN...........................................................................................   7
2.2           COMPLETION OR ABANDONMENT OF WELL...................................................................   7
2.3           PERFORMANCE OF TESTS AND SERVICES...................................................................   7
2.4           DRILLING UNIT CONSTRUCTION, MAINTENANCE AND REPAIR..................................................   7
2.5           BLOWOUT AND FIRE HAZARD.............................................................................   9
2.6           INSPECTIONS AND REPORTS.............................................................................   9
2.7           TOWING..............................................................................................   9
3.0           MATERIAL, LABOUR AND SERVICES.......................................................................  10
3.1           CONTRACTOR'S SUPPLY, MAINTENANCE AND REPAIR OBLIGATION..............................................  10
3.2           INSPECTION OF CONTRACTOR'S EQUIPMENT................................................................  10
3.3           UNIT OPERATOR'S SUPPLY OBLIGATION...................................................................  11
3.4           UNIT OPERATOR'S EQUIPMENT...........................................................................  11
3.5           CONTRACTOR'S CREW...................................................................................  11
3.6           REMOVAL OF RIG......................................................................................  12
4.0           RESPONSIBILITIES OF CONTRACTOR......................................................................  12
5.0           LOSS OR DAMAGE TO THE DRILLING UNIT.................................................................  13
5.1           LOSS OR DAMAGE TO UNIT OPERATOR EQUIPMENT...........................................................  14
5.2           INJURY OR DEATH OF EMPLOYEES........................................................................  14
5.3           DAMAGE TO RESERVOIR OR HOLE, POLLUTION AND LOSS OF CONTROL..........................................  14
5.4           CONTROL OF CLAIMS...................................................................................  15
5.5           INDEMNITY APPLICATION...............................................................................  15
5.6           MUTUAL HOLD HARMLESS................................................................................  16
5.7           CONSEQUENTIAL DAMAGES...............................................................................  16
5.8           REMOVAL OF WRECK....................................................................................  16
5.9           COMPLIANCE WITH STATUTORY REQUIREMENTS, LAWS, REGULATIONS AND ORDERS................................  16
6.0           INSURANCE...........................................................................................  17
6.1           REQUIRED ENDORSEMENTS, PROOF OF INSURANCE AND MISCELLANEOUS.........................................  19
7.0           COMPENSATION TO CONTRACTOR..........................................................................  20
7.1           OPERATING RATE......................................................................................  20
7.2           STANDBY/MOVE RATE...................................................................................  20
7.3           REPAIR RATE AND LONG REPAIR RATE....................................................................  22
7.4           NOT USED............................................................................................  24
7.5           MOBILISATION FEE....................................................................................  24
7.6           DEMOBILISATION FEE..................................................................................  24
7.7           DRY DOCKING, PILOTS AND STEVEDORES..................................................................  24
7.8           REIMBURSEMENTS......................................................................................  25
7.9           INVOICING, PAYMENT AND FINANCING....................................................................  25
7.10          LIENS AND CLAIMS....................................................................................  26
8.0           RECORDS AND AUDIT...................................................................................  26



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


9.0           DRUG AND ALCOHOL POLICY AND HEALTH, ENVIRONMENT AND SAFETY (HES) STANDARDS...........................   27
9.1           MEDICAL EXAMINATION AND HYGIENE......................................................................   27
10.0          CATERING SERVICE.....................................................................................   27
11.0          FORCE MAJEURE........................................................................................   28
12.0          CONFIDENTIALITY......................................................................................   28
13.0          PATENT INFRINGEMENT..................................................................................   29
14.0          REPRESENTATIVES......................................................................................   30
15.0          ASSIGNMENT...........................................................................................   30
16.0          TERM OF AGREEMENT....................................................................................   30
17.0          APPLICABLE LAW.......................................................................................   38
17.1          ARBITRATION..........................................................................................   38
18.0          EXHIBITS ATTACHED TO AGREEMENT.......................................................................   38
19.0          NOTICES..............................................................................................   39
20.0          CONFLICTS OF INTEREST PROHIBITED.....................................................................   40
21.0          TAXES................................................................................................   40
22.0          FUEL.................................................................................................   44
23.0          UNIT PARTICIPANTS....................................................................................   45
24.0          SECURITY.............................................................................................   46
25.0          VARIATIONS TO THE AGREEMENT..........................................................................   46
26.0          GENERAL..............................................................................................   48
EXHIBIT "A"........................................................................................................   49
PROJECT INFORMATION, MOBILISATION DATE, RATES AND INSPECTION.......................................................   49
EXHIBIT "B"........................................................................................................   63
CONTRACTOR'S LABOUR AND SUPERVISORY PERSONNEL......................................................................   63
EXHIBIT  "C".......................................................................................................   68
MATERIALS, SUPPLIES & SERVICES PROVIDED............................................................................   68
BY CONTRACTOR AND UNIT OPERATOR....................................................................................   68
EXHIBIT  "D".......................................................................................................   79
CONTRACTOR'S INVENTORY OF DRILLING EQUIPMENT AND DESCRIPTION OF DRILLING UNIT......................................   79
EXHIBIT  "E".......................................................................................................   89
CONTRACTOR'S SPARE PARTS INVENTORY.................................................................................   89
EXHIBIT "F ".......................................................................................................   90
MUTUAL HOLD HARMLESS AGREEMENT.....................................................................................   90
EXHIBIT "G"........................................................................................................   95
CONTRACTOR, HEALTH, ENVIRONMENTAL & SAFETY (HES)...................................................................   95
OFFSHORE REQUIREMENTS FOR INTERNATIONAL OPERATIONS.................................................................   95
EXHIBIT "H"........................................................................................................  108
DRUG AND ALCOHOL PROHIBITION.......................................................................................  108
EXHIBIT "I"........................................................................................................  110
TRIPARTITE AGREEMENT...............................................................................................  110
EXHIBIT "J"........................................................................................................  114
UNIT OPERATOR'S PRE-ACCEPTANCE LIST FROM RIG AUDIT.................................................................  114
EXHIBIT "K"........................................................................................................  115
TAX ASSUMPTIONS....................................................................................................  115
EXHIBIT "L"........................................................................................................  117
TECHNICAL INFORMATION..............................................................................................  117
EXHIBIT "M"........................................................................................................  129
MODIFICATIONS AND ADDITIONS TO DRILLING UNIT.......................................................................  129
EXHIBIT "N"........................................................................................................  131
BANKER'S UNDERTAKING...............................................................................................  131



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


                                DRILLING CONTRACT


This Agreement is effective as of the 21st day of June 2001 ("Effective Date") between PHILLIPS PETROLEUM (91-12) PTY LTD ABN 73 064 963 346 (hereinafter referred to as "Unit Operator") and CHILES OFFSHORE Inc. (hereinafter referred to as "Contractor").

WITNESSETH:

1.0      INTERPRETATION

         In this Agreement, in addition to terms defined throughout the Agreement and except where the context otherwise requires:

         AFFILIATE means a business entity:

         (a) in which a party owns directly or indirectly 50% or more of the equity;

         (b) which owns directly or indirectly 50% or more of the equity of the party;

         (c) of which 50% or more of the equity is owned by a common parent company; or

         (d) which a party has the responsibility to operate and control, or to provide management and operational services.

         CONTRACTOR GROUP means Contractor and its affiliates, and each of their directors, managers, officers, agents and employees.

         GROSS NEGLIGENCE shall mean the willful and wanton disregard for harmful, avoidable, and foreseeable consequences.

         JOINT AUTHORITY means the body established by Article 7 of the Treaty.

         STATUTORY REQUIREMENTS shall include, without limitation:

         (a)      the Treaty Legislation;

         (b)      any and all acts of the Commonwealth of Australia;

         (c) laws of the sovereign state of East Timor or any body established by the United Nations to exercise authority over East Timor;

         (d)      relevant international law and conventions;

         (e)      applicable maritime laws and conventions;

         (f) acts and ordinances of any country, State, Territory or governmental district in which any of the Work is carried out;

         (g) ordinances, regulations, by-laws, orders or proclamations under acts and ordinances;

         (h) persons giving directions, pursuant to the exercise of statutory powers, which affect the performance of the Work; and



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         (i) all other laws, regulations, conventions, orders and directions given by or on behalf of any governmental or semi-governmental authority or body which may apply to the Work.

         TAX ASSUMPTIONS means the tax assumptions set out in Exhibit "K".

         TAXATION CODE means the Taxation Code For The Avoidance of Double Taxation In Respect Of Activities Connected With Area A Of The Zone Of Cooperation identified as Annexure D to the Petroleum
         (Australia-Indonesia Zone of Cooperation) Act 1990 (No. 36 of 1990)
         (Cth).

         TREATY means the Timor Gap Treaty on the Zone of Cooperation in an area between East Timor and Northern Australia made 11 December 1989 and includes any supplementary or subsequent Treaty or Treaties.

         TREATY LEGISLATION means the Treaty, each of its annexures and any rules, regulations, administrative guidelines, orders or directions issued under the Treaty, together with all legislation enacted and executive authority and executive action taken by either of the Contracting States to give effect to or continue the effectiveness of the Treaty and the legislation enacting the Treaty.

         UNIT OPERATOR GROUP means the Unit Operator, the Unit Participants, the Joint Authority and their respective Affiliates, directors, managers, officers, agents and employees.

         UNIT PARTICIPANTS means the Unit Participants in the Project as set out and named in Article 23, their successors and assigns.

         ZOCA means the area described as Area A in Annexure A of the Treaty.

1.1      THE WORK

         Using the mobile offshore drilling unit, CHILES DISCOVERY, (referred to together with the material set out in Article 3.1 as the "DRILLING UNIT") the Contractor will drill one or more wells in the area of operations set out in EXHIBIT "A" ("AREA OF OPERATIONS") (subject to the limitations on water depths and drilling depths set out in EXHIBIT "A"). Contractor shall furnish personnel and material required to perform the work and other services. Contractor's work and services hereunder are referred to collectively as "WORK".

2.0      DRILLING

         Unit Operator will provide a drilling programme prior to the start of Work at each of the Unit Operator's locations. Unit Operator may alter any such programme and Contractor shall complete each such programme. Unit Operator will obtain necessary permits to carry out Work. Unit Operator shall promptly advise Contractor of any conditions or limitations in Unit Operator's rights which would affect the Work or Contractor's right to enter the location.



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


2.1      MOVING IN

         Unit Operator shall provide Contractor with the coordinates of each location, a copy of any bottom survey report for such location and other information necessary to locate the Drilling Unit on the proper coordinates. It shall be Contractor's responsibility to properly position the Drilling Unit on the location.

         Contractor shall move the Drilling Unit, together with material supplied by Unit Operator and any third party, to Unit Operator's first location. Unit Operator shall have full access to the Drilling Unit at this time to load material and labour. Contractor shall completely rig up for Work on location on or before the date set out in EXHIBIT "A". Contractor shall be considered completely rigged up for Work and day rates under Article 7.0 shall begin only when the Drilling Unit is jacked up on Unit Operator's first location, pre-loading is completed, and Contractor is fully ready to begin Work. However, any time required in excess of twenty-four (24) hours to load Unit Operator's or third parties' supplies or equipment shall be conducted at the Standby/Move Rate.

         Upon completion or abandonment of each well and upon receipt of Unit Operator's programme for any subsequent well, Contractor shall move the Drilling Unit to the subsequent well location and drill that well in accordance with Unit Operator's programme.

         Contractor shall perform Work 24 hours a day, 7 days a week and without shutdown for holidays where reasonably possible, unless Unit Operator otherwise instructs.

2.2      COMPLETION OR ABANDONMENT OF WELL

         Unit Operator may have any well completed as a producing or injection well or may have such well abandoned. If Unit Operator elects to complete, Contractor shall complete the well as Unit Operator instructs, including running casing and liner and installing permanent or temporary wellhead. If Unit Operator elects to abandon, Contractor shall promptly remove from the hole and lay down all recoverable casing and tubing, and plug and abandon the hole in a manner satisfactory to Unit Operator.

2.3      PERFORMANCE OF TESTS AND SERVICES

         Contractor shall perform any tests, measurements, and special services requested by the Unit Operator. If such activity is beyond the scope of normal operating practice or Contractor's responsibilities under this Agreement, any additional substantiated cost to Contractor will be reimbursed by Unit Operator.

2.4      DRILLING UNIT CONSTRUCTION, MAINTENANCE AND REPAIR

         Contractor warrants that the Drilling Unit is constructed and classed pursuant to the American Bureau of Shipping (Rules for Building and Classing Mobile Offshore



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         Drilling Units - 1997) or any other satisfactory classification society, and that Contractor shall maintain the Drilling Unit equipment and appurtenances in class during the term of this Agreement. Contractor shall exercise diligence to make and maintain the Drilling Unit tight, staunch, strong, in good order and condition and in every way fit for performing Work. The Drilling Unit shall comply with all Statutory Requirements. At Unit Operator's request, Contractor shall provide Unit Operator with the Drilling Unit's environmental design criteria. Contractor warrants that to Contractor's knowledge the Drilling Unit does not have any damage or defects which would require repairs to the Drilling Unit within the term of this Agreement.

         If, contrary to the warranty contained in the preceding sentence, repairs to the Drilling Unit are required as a result of any such damage or defect, then, without prejudice to Unit Operator's other rights, Contractor shall make such repairs at its sole cost and expense. Unless such repairs are effected during any period in respect of which the Unit Operator has given notice under Article 7.2, the Contractor shall not be entitled to receive any day rate during the period when such repairs are carried out.

         Contractor shall carry out any necessary inspection to the Drilling Unit. Subject to Articles 7.3 and 16.0, if the Drilling Unit or any part of it is lost, damaged or defective Contractor shall forthwith replace or repair the same.

         Contractor shall ensure that all necessary regulatory, statutory and class inspections and certifications are carried out for the Drilling Unit and are current prior to arriving at the Unit Operator's first location.

         If additional inspections are required by authorities having jurisdiction over the area or place where the Drilling Unit is operating or is to operate under this Agreement, of which Contractor could not reasonably have been aware prior to mobilisation to the Area of Operations, and which fall due within and cannot be delayed beyond, the term of this Agreement Contractor shall be allowed such reasonable additional time at the Standby - Infield Move Rate as may be necessary to conduct such inspections, but will make every effort to coordinate and combine all such inspections with A.B.S., or other relevant certifying/regulatory agency.

         In the event that the duration of this Agreement extends beyond 2-1/2 years from the date of the issuance of the ABS Class Certificate and Contractor is unable to secure an extension from the American Bureau of Shipping to delay the underwater spud can inspection, despite Contractor's reasonable endeavours to do so, then in lieu of drydocking, Contractor, by mutual agreement with Unit Operator, will schedule such inspection in order to minimize the downtime and disruption of the Work. In such event, Contractor will jack down and move the Drilling Unit a safe distance from the location of the Work and conduct the referenced inspection in order to maintain the classification of the Drilling Unit. Contractor will be allowed up to three (3) days at the Standby - Infield Move Rate from the time of suspension of normal operations to the resumption of normal operations in order to conduct such inspection. Unit Operator or Contractor at Unit Operator's request and cost shall provide suitable towing vessels for the safe movement of the Drilling Unit for such inspection.



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         Prior to the commencement of the Work under the Agreement the Unit Operator may, at its cost, undertake a full inspection and audit of the Drilling Unit using a duly qualified third party selected by the Unit Operator. Any defects or omissions identified by the third party during this inspection shall be made good by the Contractor at its cost and without delay.

2.5      BLOWOUT AND FIRE HAZARD

         Subject to compliance with all applicable laws, regulations and directions and to the extent consistent with Contractor's policies and procedures pertaining to the safety of its personnel and Drilling Unit, Contractor shall observe Unit Operator's safety policies. Contractor shall exercise care to prevent fire, explosion and blowouts and shall use adequate blowout prevention equipment, approved by Unit Operator. Contractor shall maintain its well control equipment in good and safe working condition at all times and shall use all reasonable means to prevent and control fires and blowouts and to protect the hole. Contractor shall examine and test all blowout prevention equipment as often as necessary and in accordance with Unit Operator's instructions, and in accordance with regulatory requirements, and shall note test results on the drilling reports and the IADC - API Daily Drilling Report Form.

         In the event of loss of control, Contractor shall use all reasonable means to protect the hole and to bring the well under control. Unit Operator shall have the right to give reasonable directions to Contractor to bring a well under control. However, the Drilling Unit may be used to drill any relief wells only with approval of Contractor's marine surveyor. Unit Operator shall reimburse Contractor for any additional premiums which may be levied by Contractor's insurance underwriters.

2.6      INSPECTIONS AND REPORTS

         Contractor shall at all times permit Unit Operator to inspect Work and all measurements and tests made in connection with the Work. Contractor shall keep an accurate log which shall be open to inspection by Unit Operator. Contractor shall furnish Unit Operator a daily written report on forms prescribed by Unit Operator, indicating all activities of the preceding 24 hours, and any other relevant information requested by Unit Operator. Contractor will provide Unit Operator all original oceanographic and meteorological data recordings, originals of charts, recordings and reports obtained or prepared in the course of pressure testing of the blowout preventers and related equipment.

2.7      TOWING

         Contractor shall be responsible for towing the Drilling Unit to the Unit Operator's first location, including the cost of towing and anchor handling, on a lump sum basis in accordance with Exhibit A, item 10, "Mobilisation Fee". Contractor, at Unit Operator's cost and expense, shall be responsible for moving the Drilling Unit between Unit Operator's locations. Subject only to their suitability, Contractor shall use vessels chartered by Unit Operator for towing and anchor handling of the



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         Drilling Unit between Unit Operator's locations. Before starting towing or anchor handling between Unit Operator's locations, Contractor shall enter into a Tripartite Agreement with Unit Operator and the owners of any vessels chartered by Unit Operator in the form set out in EXHIBIT "I" hereto, it being understood that such owners shall have agreed to tow under said Tripartite Agreement. Contractor shall provide and pay for all other towing in connection with repair to the Drilling Unit.

3.0      MATERIAL, LABOUR AND SERVICES

         The material, labour and services required for the Work shall be furnished by the party designated in Articles 3.1 and 3.3. Contractor shall properly load and store aboard the Drilling Unit all material by whomever furnished.

3.1      CONTRACTOR'S SUPPLY, MAINTENANCE AND REPAIR OBLIGATION

         Contractor shall furnish, maintain and repair the material, labour and services as indicated in EXHIBITS "B", "C", "D" and "J" hereto.

         Contractor shall provide, store, and maintain a readily available stock of spare parts and operating supplies sufficient to ensure the continued operation of the Drilling Unit including without limitation those set out in EXHIBIT "E" (Contractor's Spare Parts Inventory) hereto. All material and spare parts to be supplied by the Contractor are collectively referred to as "Contractor's Equipment".

3.2      INSPECTION OF CONTRACTOR'S EQUIPMENT

         Unit Operator may at any time inspect and reject for good cause any of Contractor's Equipment. Contractor shall replace any rejected items with items acceptable to the Unit Operator. Contractor shall supply Unit Operator with lists of all such items before transfer to the Drilling Unit.

         Contractor shall conduct inspections of such nature and frequency as to ensure that the Drilling Unit is in good condition.

         Subject to Articles 7.3 and 16.0, if the Drilling Unit or any part of it is lost, damaged or defective, Contractor shall replace or repair it forthwith. Contractor shall inspect drill pipe, drill collars, and other downhole tools in accordance with the requirements set out in EXHIBIT "A". Unit Operator may at its expense require additional inspections of any of Contractor's Equipment be made by a recognized inspection company. Contractor shall replace or repair any tools found defective by any inspection. Drill pipe not passing IADC-API New or Premium Class pipe shall be considered defective.



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


3.3      UNIT OPERATOR'S SUPPLY OBLIGATION

         Except for Contractor's Equipment, Unit Operator will furnish the material and services necessary for the Work, including that which is indicated in EXHIBIT "C" hereto as being furnished by Unit Operator (collectively referred to as "UNIT OPERATOR'S EQUIPMENT").

3.4      UNIT OPERATOR'S EQUIPMENT

         Contractor shall acknowledge receipt of Unit Operator's Equipment by signing Unit Operator's copy of the transfer documents. Contractor shall visually inspect same and may reject for good cause any items, notifying Unit Operator immediately of such rejection. Unit Operator shall replace any such rejected items with items acceptable to Contractor.

         Contractor shall properly store and protect Unit Operator's Equipment. If requested by Unit Operator, Contractor shall also maintain or repair any of Unit Operator's Equipment which Contractor is qualified to maintain or repair at no additional charge. However, Unit Operator shall provide all spare parts required to maintain or repair Unit Operator's Equipment and shall have the basic responsibility and liability for furnishing and maintaining Unit Operator's Equipment. Unit Operator may require Contractor to produce an accounting for Unit Operator's Equipment and its use. Unit Operator may verify such accounting by inspecting Contractor's vouchers and other records relating to Unit Operator's Equipment. Contractor shall return to Unit Operator any of Unit Operator's Equipment in its possession upon request.

3.5      CONTRACTOR'S CREW

         Contractor shall furnish a crew competent to perform the Work as specified in EXHIBIT "B". Contractor shall have a full crew on duty and working at all times when receiving compensation at the rates set forth in EXHIBIT "A" which are predicated on a full crew working. If any of the crew is absent, Unit Operator shall deduct from Contractor's compensation the amount shown in Exhibit "B" per twelve 12-hour tour of absence where such absence would impair Contractor's ability to carry out Work. The Contractor shall be compensated at the rates shown in EXHIBIT "B" for any additional Contractor personnel requested by the Unit Operator in excess of the full crew.

         Contractor shall pay for its labour, including, but not limited to, all salaries, wages, bonuses, leave allowances, termination payments, medical examinations and certification of fitness, immigration requirements, passports, medical attention, insurance (including workers compensation), protective clothing, social benefits, indemnities, compensations, fringe benefits, permits, visa costs, travel costs, certification and competency training (including but not limited to well control, helicopter underwater escape training, crane driving, dogmen, mechanics, welders, electricians) and taxes of whatever nature required by law.



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         Contractor's personnel are subject to review and approval pursuant to the Petroleum Mining Code (PMC) annexed to the Treaty. Contractor shall comply with and provide details relevant to its personnel to Unit Operator at least 15 days prior to the date of entry of such personnel into ZOCA. This information shall be submitted in the form enclosed with Exhibit "B" and any other information as may be required by the Joint Authority. Contractor shall provide such details for personnel that could be expected to work in ZOCA pursuant to this Agreement.

         Any person not approved by the Joint Authority shall be immediately replaced by Contractor. Contractor's personnel shall have in their possession their passports or identification papers when traveling to or from ZOCA.

         Contractor must:

         (a) advise Unit Operator immediately of any work stoppage, ban or limitation on work; and

         (b) keep Unit Operator fully informed of any dispute with or involving any of Contractor's personnel, with any union, or with respect to any demand for wages or conditions in excess of or outside the scope of current and applicable industrial awards or industrial agreements.

3.6      REMOVAL OF RIG

         Contractor shall upon termination of this Agreement for any reason promptly remove the Drilling Unit from Unit Operator's concession. Demobilisation of the Drilling Unit shall be in accordance with Exhibit A, Item 11, "Demobilisation Fee" and such Demobilisation is deemed to begin and, subject only to the express provisions provided elsewhere in this Agreement, Unit Operator's and Contractor's obligations under this Agreement shall cease when all of Unit Operator's equipment is removed from the Drilling Unit and the legs have been pulled free of the seafloor and the Drilling Unit is free and afloat. By mutual agreement of the parties, Unit Operator may leave any of its equipment or materials on board the Drilling Unit during Demobilisation of the Drilling Unit. Such equipment shall be removed from the Drilling Unit at a mutually acceptable time.

4.0      RESPONSIBILITIES OF CONTRACTOR

         Contractor shall perform this Agreement as an independent contractor. Neither Contractor nor its employees shall be the agents or employees of Unit Operator. Contractor shall have exclusive direction and control of its employees and subcontractors. Contractor shall control the manner and method of carrying out the Work.

         However, if Unit Operator requests Contractor to remove any of its employees or its subcontractors' employees from the Work for cause, including without limitation, incompetence, interference with Unit Operator's operations, or failure to observe HES Standards, Contractor shall immediately replace such person at its cost.



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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         Contractor shall ensure that all its personnel and subcontractors are suitably qualified, experienced and competent to perform the tasks related to their positions in carrying out the Work.

         Contractor shall ensure that all necessary training and certification of personnel and subcontractors is carried out so as to meet all Statutory Requirements, and that copies of all necessary certifications are provided to the Unit Operator in a timely manner.

         Contractor shall ensure all of its employees and subcontractors engaged in the Work comply with the Drug and Alcohol Prohibition requirements provided in EXHIBIT "H".

5.0      LOSS OR DAMAGE TO THE DRILLING UNIT

         (a) Except as provided in paragraph (b) and in Article 5.3(a), Unit Operator shall have no responsibility towards Contractor in respect of damage to or loss or defect of the Drilling Unit, Contractor's Equipment, or any part of it.

         (b) As an exception to paragraph (a) above, if any of the Contractor's Equipment located in the hole or in the drillstring below the rotary table is lost or damaged therein; and if such loss or damage is not the result of ordinary wear and tear (excluding sour gas corrosion) and is not caused by Contractor's sole or contributory negligence or willful misconduct, then Unit Operator shall pay Contractor the replacement value of the lost or damaged equipment free on board the Drilling Unit less the following amounts:

                  i. all proceeds from insurance on the loss or damaged equipment; and

                  ii. depreciation calculated on a straight-line calendar month basis over a three-year period for such equipment from the effective date of this Agreement or date of purchase, whichever is earlier. For purposes of this clause, "effective date of this Agreement" shall also include the commencement date of any contract with Unit Operator or any Affiliate of the Unit Operator covering the same equipment if such contract terminated less than 180 days before commencement of this Agreement. In no event shall such depreciation exceed fifty percent (50%) of the replacement cost of the lost or damaged equipment.

                  In the event of contributory negligence on the part of Contractor, Contractor shall bear such cost in proportion to such contribution.

         (c) Contractor shall release, defend, indemnify and hold harmless Unit Operator Group from any and all claims, liabilities, judgments, losses, expenses and any costs related thereto (including without limitation court costs and attorneys' fees) for damage or loss or defect of the Drilling Unit, Contractor's Equipment or any part of it.



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5.1      LOSS OR DAMAGE TO UNIT OPERATOR EQUIPMENT

         (a) Contractor shall have no responsibility towards Unit Operator in respect of damage to or loss or defect of Unit Operator's Equipment or any part of it. However, if Contractor has any insurance coverage on Unit Operator's Equipment, then to the extent of such insurance, Contractor shall be responsible for damage to or loss of Unit Operator's Equipment, and shall pay Unit Operator for such damage or loss.

         (b) Unit Operator shall release, defend, indemnify and hold harmless Contractor Group from any and all claims, liabilities, judgments, losses, expenses and any costs related thereto (including without limitation court costs and attorneys' fees) for damage or loss or defect of Unit Operator's Equipment.

5.2      INJURY OR DEATH OF EMPLOYEES

         Contractor shall release, defend, indemnify and hold harmless Unit Operator Group from and against any and all claims, liabilities, judgments, losses, expenses and any costs related thereto (including without limitation court costs and attorneys' fees) for personal injuries to or death of Contractor Group employees or invitees, or damage to or loss of such employees' or invitees' personal property, and whether such injury, death, damage or loss occurs, arises or results directly or indirectly or incident to the Work or services to be performed hereunder or in the course of going to or coming from or at the place where Work or services hereunder are to be performed.

         Unit Operator shall release, defend, indemnify and hold harmless Contractor Group from and against any and all claims, liabilities, judgments, losses, expenses and any costs related thereto (including without limitation court costs and attorneys' fees) for personal injuries to or death of Unit Operator Group employees or invitees, or damage to or loss of such employees' or invitees' personal property and whether such injury, death, damage or loss occurs, arises or results directly or indirectly or incident to the Work or services to be performed hereunder or in the course of going to or coming from or at the place where Work or services hereunder are to be performed.

         As used in this Article 5.2, "invitee" shall mean any person whose presence in the Area of Operations is at the invitation of a party as a guest not under subcontract with such party.

5.3      DAMAGE TO RESERVOIR OR HOLE, POLLUTION AND LOSS OF CONTROL

         (a) Unit Operator shall release, defend, indemnify and hold Contractor harmless from and against all claims, liabilities, judgments, losses, expenses and any costs related thereto (including but not limited to court costs and attorneys' fees) for:

                  i.       damages to or loss of any reservoir or hole;

                  ii. impairment, destruction, or loss of any property right in water, oil, gas or other mineral;

                  iii. pollution due to blow-out or loss of control (including removal of the pollutant);

                  iv. costs of controlling any wild well, and the cost of removing any debris it causes;

                  except in any cases resulting from the Gross Negligence or willful misconduct of Contractor. In such case, Contractor's absolute liability will be limited to Fifty Million US Dollars (US $50,000,000).

         (b) Notwithstanding the provisions of clause 5.3(a), if Contractor's negligence causes damage to or loss of any well, blowout or loss of control of a well, and if Contractor's Equipment and personnel are being used to bring the well under control, Unit Operator shall pay Contractor during such time at the rates set out herein less 40% for a period of 30 days. Thereafter, the rates set out herein shall apply.

         (c) Contractor shall be responsible for and shall release, defend, indemnify and hold Unit Operator Group harmless from and against all claims, liabilities, judgments, losses, expenses and any costs related thereto (including without limitation court costs and attorneys' fees) arising out of spilling, losing, discarding or dumping anything off the Drilling Unit such as, without limitation, fuel, lubricants, drums, cable, bags and sheeting, but excluding fluids and cuttings originating from the well which have been authorised by Unit Operator for discharge to the sea.

5.4      CONTROL OF CLAIMS

         Except as otherwise stated herein, the party charged with responsibility for a claim shall have the sole and exclusive right and obligation to control and conduct settlement or litigation of such claim.

5.5      INDEMNITY APPLICATION

         Except for Gross Negligence or willful misconduct of the party indemnified or benefiting from an exclusion of liability, the exclusions of liability and the indemnities contained in this Article shall apply without regard to cause or causes thereof including, but not limited to, the unseaworthiness, strict liability, breach of warranty (express or implied), pre-existing condition (patent or latent), imperfection of materials, condition of any premises or transport, or the negligence of any party, including the party indemnified or benefiting from an exclusion of liability, and whether such negligence be sole, joint or concurrent, active or passive, and whether the claim is based on common law, civil law, maritime law, or statute.



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5.6      MUTUAL HOLD HARMLESS

         The parties shall enter into the agreement attached as EXHIBIT "F" hereto. Each party shall, when practicable, present such agreement to its respective contractors for the purpose of establishing common liability rules for all parties connected with operations to which this Agreement relates.

5.7      CONSEQUENTIAL DAMAGES

         Neither party shall be liable to the other for special, indirect or consequential damages arising out of this Agreement, including, without limitation, loss of product, loss of profit or business interruptions however caused.

5.8      REMOVAL OF WRECK

         If the Drilling Unit becomes an actual, constructive, compromised or arranged total loss, or a wreck, or an obstruction to navigation or operations, or is otherwise abandoned, Contractor shall be responsible for removing it to the satisfaction of Unit Operator without delay. If Contractor does not perform such removal without delay, Unit Operator may effect the removal and Contractor shall reimburse Unit Operator for any costs and expenses incurred.

5.9      COMPLIANCE WITH STATUTORY REQUIREMENTS, LAWS, REGULATIONS AND ORDERS

         Contractor shall comply with all Statutory Requirements and shall indemnify Unit Operator Group from and against any fine, penalty or the like, and for any costs related thereto, including without limitation court costs and attorneys' fees, arising out of any failure by the Contractor to observe any Statutory Requirements.

         The Contractor must, in so far as is reasonable and economically practicable to do so:

         (a) give preference to goods and services which are produced in Australia or East Timor or provided by sub-contractors operating out of Australia or East Timor provided they are offered on competitive terms and conditions compared to those available from other countries;

         (b) give preference to the employment of Australian or East Timorese nationals and permanent residents having due regard to safe and efficient operations and good oilfield practice.

         All Contractor's personnel and equipment to be transported into ZOCA must first enter either Australia or East Timor. The movement of all vessels, aircraft or personnel within ZOCA must be approved by the Joint Authority.

         Notwithstanding:



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         (a)      any negligence of the Contractor, its employees, servants and agents;

         (b) defects in or unfitness of any equipment, building or structure;

         (c) the place where any loss, damages, destruction or injury occurs; or

         (d) the negligence of the Unit Operator and the Joint Authority or either of them,

         the Contractor shall protect, defend, indemnify and hold harmless the Joint Authority from and against any and all claims, demands, liabilities and damages arising out of:

         (1) illness or injury to, or death of, the employees, servants and agents of the Contractor and/or its sub-contractors or their employees, servants or agents, and/or

         (2) loss of, or destruction of property, owned or hired, or equipment, materials and supplies of the Contractor, its sub-contractors, and their respective employees, servants or agents,

         where such loss or injury is occasioned by, incidental to, or arises out of or in conjunction with the Agreement.

6.0      INSURANCE

         Contractor shall maintain insurance to adequately protect Contractor against any risks Contractor is likely to encounter during Work.

         Without limiting the indemnity obligations of Contractor or its insurers, and notwithstanding the above requirements, Contractor shall maintain the following insurances as long as this Agreement is in force.

         (a) The Contractor shall insure in compliance with the laws of its country of operations and each other country (including each State or Territory) in which the Contractor has employees engaged in the performance of the Work and such other laws as are properly applicable in respect of insurance against any and all liability to its directors, officers, employees, agents, subcontractors and workers for:

                  (1) workers' compensation, work health or safety (including occupational disease and occupational safety) and in addition for liability at common law to any such persons for death or injury (including illness). The common law section of the policy shall be for an amount of no less than US $1,000,000; and

                  (2) employer's liability insurance with a limit of US $1,000,000 per occurrence.

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         (b)      Each policy required to be effected under paragraph (a) shall be so written or endorsed to provide that the insurers shall have no right of recovery against the Unit Operator Group.

         (c) Commercial General Liability Insurance on an "Occurrence Form" with combined single limit of not less than US $5,000,000 per occurrence including coverage for products and completed operations, underground damage where applicable and contractual liability.

         (d) All Risks Physical Damage Insurance to the full value of all items of Contractor's Equipment. The deductible on such insurance shall not exceed US $250,000.

         (e) Hull and Machinery Insurance to the full value based on like kind and quality, subject to the current Terms and Conditions of the American Institute Hull Clauses or subject to the terms and conditions of the current London Standard Drilling Barge Form or similar Form, as applicable, with respect to the Drilling Unit and any other vessel employed by Contractor in performance of the Work hereunder.

         (f) Protection and Indemnity Insurance, subject to the Rules of the United Kingdom Mutual Steamship Assurance Association or similar Protection and Indemnity Club, in an amount of not less than US $50,000,000 or the full value of the Drilling Unit whichever is greater. With respect to (e) and (f) Collision Liability to the full value of the Drilling Unit.

         (g) Legal, Contractual, and Volunteer Removal of Wreck and Debris Insurance on the Drilling Unit in an amount of not less than US $10,000,000.

         (h) Contractor shall carry or require aircraft owner to carry on any aircraft employed by the Contractor in connection with Work, Aircraft Liability Insurance including Passenger Liability Insurance of not less than US $10,000,000 with a sub-limit of not less than US $2,000,000 per passenger for Passenger Liability.

         (i) Business Automobile Liability Insurance with combined single limit of US $1,000,000 per occurrence for any vehicles owned or hired.

         "The full value" as referred to in items (e) and (f) above is agreed to be US $110 million US Dollars.

         Any deductibles payable on any of the above insurances shall be borne by Contractor, except that Unit Operator shall be liable for Contractor's deductible up to US $250,000 in any case where Unit Operator is liable under Article 5.0(b).

         The term "employed" referred to in items (e) and (h) above shall mean "those vessels or aircraft owned or directly chartered or hired by Contractor", but shall not include the "Tug" referred to in the Tripartite Agreement in EXHIBIT "I" except in the event such Tug is owned, chartered or directly hired by Contractor.



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

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         Contractor hereby acknowledges that the above insurances and their monetary limits shall not be construed as limiting Contractor's liability under this Agreement.

         In the event of an accident or loss resulting in an insurance claim, Contractor, at Unit Operator's request, shall allow Unit Operator access to the relevant portion of the original insurance policies for copying purposes. This obligation shall survive the termination of the Agreement for a period of two years.

         Notwithstanding the above provisions, Contractor shall only be required to insure Contractor's Equipment located in the hole or in the drillstring below the rotary table for perils customarily covered on Hull and Machinery policies.

         All insurance policies described above shall contain a waiver of subrogation in favour of the parties named in the policy and shall be so written or endorsed to provide that the insurance company shall have no right of recovery against any member of the Unit Operator Group.

         All Hull and Machinery Insurance and Protection and Indemnity Insurance shall include the Unit Operator Group as additional assureds.

6.1      REQUIRED ENDORSEMENTS, PROOF OF INSURANCE AND MISCELLANEOUS

         (a) All of the insurance coverages described above shall be written or endorsed to:

                  i. Be primary to any other insurance available to the Unit Operator Group to the extent that Contractor Group has responsibility and/or liability under the terms of this Agreement.

                  ii. Provide that the insurer shall assign to Unit Operator (i) any right of recovery which the Insurer may have or acquire against any member of the Unit Operator Group and (ii) any lien or right of subrogation for payments to any person who asserts a claim against any member of the Unit Operator Group to the extent that Contractor Group has responsibility and/or liability under the terms of this Agreement. Nothing herein shall limit any member of the Unit Operator Group's rights and coverage as an additional Insured under such insurance policies.

                  iii. Except policies described under 6.0(a) (1) and (2), name the Unit Operator Group as additional insured, to the extent that Contractor Group has responsibility and/or liability under the terms of this Agreement, with respect to any injury or damage to Contractor Group personnel and property arising from Work or Contractor's presence on Unit Operator's premises.



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

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                  iv.      Provide Unit Operator 30 days Notice in the event of
                           cancellation, non-renewal or other material change in the insurance, except in the case of non-payment of premium, in which case 10 days Notice is required.

         (b) Contractor shall instruct its brokers or insurers to send Unit Operator certificates which certify that the above coverages are in force and effect. Such certificates do not waive Contractor's responsibility hereunder.

         (c) If Contractor and Unit Operator agree that Contractor may comply with these insurance requirements through self-insurance, such self-insurance shall meet all of the above conditions for insurance except conditions (a)(iv) and
                  (b).

         (d) The insurance requirements set out above are not a representation that the coverage provided is sufficient to protect Unit Operator's interest and shall not be deemed a limitation on Contractor's liability under the indemnities in this Agreement.

7.0      COMPENSATION TO CONTRACTOR

         Unit Operator shall pay Contractor for the Work performed in accordance with the rates and fees set forth in EXHIBIT "A" calculated to the nearest half-hour based on a 24-hour day.

7.1      OPERATING RATE

         Unit Operator shall pay Contractor at the Operating Rate specified in EXHIBIT "A" starting at the time indicated in Article 2.1 until the cessation of operations at Unit Operator's last location except for those days or part thereof during which any of the other rates quoted below are applicable.

7.2      STANDBY/MOVE RATE

         Unit Operator shall pay Contractor at the Standby/Move Rate specified in EXHIBIT "A" when the Drilling Unit is capable of full operations and when drilling operations are not being conducted, whether on location or in port due to:

         7.2.1    STANDBY - GENERAL

         (a)      orders or lack of orders from Unit Operator; or

         (b) well testing, including without limitation, sampling, logging, coring, surveying and pressure building and other operations when drill pipe is not being used; or

         (c)      delays caused by any party other than Contractor; or

         (d)      Force Majeure, as defined in Article 11.0(a); or



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         (e)      off loading of Unit Operator's items after the Drilling Unit has been removed from Unit Operator's last location; or

         7.2.2    STANDBY - INFIELD MOVE

         moving between Unit Operator's locations (including the period covered by rigging down, jacking down, moving and positioning, jacking up, pre-loading, rigging up to drill) or conducting inspections of the Drilling Unit as specifically detailed in Article 2.4; or

         7.2.3    STANDBY - OFF WEATHER

         when the Drilling Unit has been secured and shut down for inclement weather (including cyclonic conditions when all personnel have been evacuated from the Drilling Unit); or

         7.2.4    STANDBY - STACKED

         when the Drilling Unit is stacked at a mutually agreeable location.


         The payment by Unit Operator of the Standby/Move Rate in all the above circumstances shall be less any additional savings Contractor is able to make.

         Unit Operator shall have the option to serve Notice on Contractor that it does not intend to conduct any operations with the Drilling Unit for a period of at least 30 days. If Unit Operator serves such Notice, it shall not require Contractor to resume operations on location with less than 15 days Notice. Unit Operator shall pay Contractor at the appropriate Standby/Move Rate less any agreed savings that Contractor may effect from the date that the Drilling Unit is jacked up or moored in port or 48 hours after the time such Notice is received, whichever is later, until the Drilling Unit is afloat, all legs clear of the seabed and is ready to depart port or recommences operations on location, whichever is earlier.

         7.2.5    STANDBY HOTEL

         In the event that the Unit Operator requires the Drilling Unit to act as an accommodation unit then the Standby - Hotel rate detailed in Exhibit "A" shall apply. In this event, the Unit Operator shall give the Contractor 15 Days Notice that the Drilling Unit is required to be used by the Unit Operator as an accommodation unit. The Contractor shall adjust its manning levels such that the maximum number of beds are available for the Unit Operator's personnel. Payment by the Unit Operator of the Standby - Hotel rate shall be at the Standby - Hotel rate, less any savings the Contractor is able to make. During the Standby - Hotel period, the Drilling Unit shall be jacked up on a location at one of the Unit Operator's platforms or other mutually agreed location.

         7.2.6    VARIATION OF RATES

         The rates and payments herein set forth shall be revised by the actual amount of the change in Contractor's cost if an event as described below occurs or if the cost of any of the items hereinafter listed shall increase by more than the amount indicated below from Contractor's cost thereof on the date indicated below or by the same amount after the date of any revision pursuant to this Paragraph. Any claim by Contractor for an increase in rates shall be supported by all relevant documentary evidence, to the satisfaction of the Unit
         Operator:

         (a) Beginning 12 months from the commencement date of the Work, labour costs, including all payroll burdens and benefits paid by Contractor for its employees;

         (b) From Tender Submission Date, if Unit Operator requires Contractor to increase the number of Contractor's Personnel;

         (c) From Tender Submission Date, if Unit Operator requires changes to the Drilling Unit as outlined in Exhibit M. Such change in dayrate will be based on a mutually acceptable formula.

         (d) At any time following commencement of the Work, if Contractor incurs additional costs due to changes in the work schedule of its personnel or employment requirements or a change in the location of its operating base arising as a result of a change in legislation or at the Unit Operator's specific request;

         (e) From the Effective Date, if the cost of insurance premiums increases by five percent (5%) or more;

         (f) Beginning 12 months from the commencement date of the Work, if the cost of catering increases by five percent (5%) or more; and

         (g) Beginning 12 months from the commencement date of the Work, and at 6 month intervals thereafter, an amount of 15% of the daily rate shall be adjusted in accordance with changes in the Bureau of Labor Statistics Oil Field and Gas Field Drilling Machinery Producer Price Index (Series ID WPU` 119102) as published by the U.S. Department of Labor from that reported for the month of the commencement date of the Work, if the change in such Index is 5% or more.

7.3      REPAIR RATE AND LONG REPAIR RATE

         If Contractor cannot conduct full operations because of damage to or defect in the Drilling Unit then during such time until the Drilling Unit is repaired and Contractor is again able to resume full operations, the rates provided for in this Article shall apply, subject to Article 2.4. Contractor may elect to repair on location, or off location. If Contractor elects to repair in port, dry dock, repair facility or elsewhere off location, it shall give Notice of such election to Unit Operator as soon as possible but in any event within 48 hours after full operations have ceased. If Contractor fails to give such Notice within such period, Contractor shall be deemed to have elected to repair on location.



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         (a)      If Contractor elects to repair on location, Unit Operator
                  shall pay Contractor at the repair rate specified in Exhibit "A" for the first 24 cumulative hours each month and zero repair rate thereafter until completion of such repairs unless full operations have ceased because of insufficient stocks of spare parts or equipment, in which case zero repair rate begins after 12 cumulative hours for each month.

                  Unused portions of any allowances provided for above may not be carried forward from one month to the next. Where one repair job carries over from one month into the next, Contractor shall not be given another 24 hours as repair rate but Contractor shall continue at zero rate until the repair is finished. Moreover, the hours spent on such one repair job in the next month shall not be taken into account in computing the rates for other repair jobs started in the next month. If a single repair job is finished within the last seven days of a month and the same breakdown reoccurs in the first seven days of the next month, the second repair period shall be treated as a continuation of the first repair period for purposes of calculating rates.

                  In any month where the total actual operating days of the Drilling Unit are less than the total days of the whole of the month, then the Repair Rate set out in Item 7 of Exhibit "A" shall be prorated by dividing the actual operating days for that month by the total days of that month.

         (b) If Contractor elects to repair in dry dock, port, repair facility or elsewhere off location the provisions of Article
                  7.7 shall apply.

         (c) If the Drilling Unit is damaged, except for damage caused by Unit Operator or Unit Operator Group, and cannot conduct the Work, Contractor shall immediately secure the inspection services of an independent marine insurance surveyor. Within 7 days of commencement of such inspection, Contractor shall notify Unit Operator of the repair time estimated by the marine insurance surveyor. If such repair time is estimated to be in excess of 120 days total duration from the time of the inspection to the time estimated that the Drilling Unit will be back on location and ready to recommence operations, including time in transit, Unit Operator may, with 15 days notice, terminate this Agreement. Unit Operator may hire an independent third party surveyor on its own account to consult with Contractor and Contractor's marine surveyor to verify the actual estimate of repair time. If at any time, such estimate is subsequently revised to result in such time under repair to be in excess of 120 days total as defined above, Unit Operator may, with 15 days notice, terminate this Agreement.

         (d) If a well in progress at the time of commencement of repairs cannot be completed upon recommencement of operations, then at Unit Operator's sole option, such well may be excluded from the term of 15 wells plus 5 well options under the Agreement. However, if such well is redrilled, the redrilled well will be included within the term of 15 wells plus 5 well options under the Agreement.



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         (e)      In the event of termination by Unit Operator in accordance with Article 16.4, the total duration of any repair time incurred under paragraph (c) above, including transit time, shall be included for the purposes of assessing the balance of the estimated initial term of 600 days.

         (f) If at the time of repairing the Drilling Unit Contractor is able to conduct an annual inspection and/or an inspection for recertification or reclassification purposes, then during such inspection Unit Operator shall not be obliged to pay Contractor any compensation, unless provided otherwise under
                  7.3 (a) above.

         (g) Routine maintenance of the Drilling Unit including, but not limited to, slipping and cutting drill line, servicing/maintaining power swivel, changing pump liners, changing swivel packing, changing rubber goods in the well control equipment, etc. shall not be considered as repairs or downtime.

7.4      NOT USED

7.5      MOBILISATION FEE

         Unit Operator shall pay Contractor the fixed mobilisation fee set out in EXHIBIT "A". Such fee shall be Unit Operator's total obligation to Contractor for the period before the Drilling Unit is ready to start operations at Unit Operator's designated first well location. Unit Operator shall have no responsibility whatsoever (other than to pay said mobilisation fee) with regard to mobilisation of the Drilling Unit and Contractor shall indemnify and hold Unit Operator Group harmless from any claim, loss or liability relating to the mobilisation of the Drilling Unit hereunder.

7.6      DEMOBILISATION FEE

         Unit Operator shall pay Contractor the fixed demobilisation fee or alternative costs set out in EXHIBIT "A". Such fee or costs shall be Unit Operator's total obligation to Contractor for the period after cessation of operations on Unit Operator's last location. Unit Operator shall have no responsibility whatsoever (other than to pay said demobilisation fee or costs) with regard to demobilisation of the Drilling Unit and Contractor shall indemnify and hold Unit Operator Group harmless from any claim, loss or liability relating to the demobilisation of the Drilling Unit hereunder. However, if Contractor demobilises directly to another operator, other than an operator assigned per Article 15.0, or to a location outside the production sharing contract areas designated in Item 1.3 of EXHIBIT "A" irrespective of who is the operator, then Contractor shall reduce the demobilisation fee or costs to nil.

7.7      DRY DOCKING, PILOTS AND STEVEDORES

         Subject to Article 2.4 and Article 7.3, Unit Operator shall pay Contractor nothing for the time that the Drilling Unit is in dry dock, port or in the repair facility for any reason, including the time required to move the Drilling Unit from Unit Operator's location to the dry dock, port, or repair facility and return move to the location. Any pilots or tow vessels used shall be hired by the Contractor and shall be the exclusive responsibility and liability of Contractor.



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7.8      REIMBURSEMENTS

         Unit Operator shall reimburse Contractor the reasonable and necessary direct costs and expenses (net after discounts and allowances) incurred by Contractor and noted to be paid by Unit Operator as set forth in EXHIBIT "C" plus a Handling Fee (% mark up) to cover overheads as set forth in Item C (9) of EXHIBIT "A". Unit Operator shall also reimburse Contractor on the same basis as set forth in the preceding sentence for any special material or services not referred to in EXHIBIT "C", but requested by Unit Operator for its account. The Unit Operator shall reimburse the Contractor at cost for the replacement of Contractor's tools lost in hole less any insurance monies received by the Contractor or depreciation in accordance with Article 5.0. All reimbursement invoices shall be submitted with sufficient supporting documentation.

7.9      INVOICING, PAYMENT AND FINANCING

         (a) Within 15 days after the end of each calendar month, Contractor shall send to Unit Operator's Office an invoice charged in the "Agreement Currency" as designated in EXHIBIT "A" covering the Work during the previous calendar month. Invoices shall be submitted in the number and form requested by Unit Operator accompanied by such certification and documentation as Unit Operator may request.

         (b) Within 30 days of receipt of each monthly invoice, Unit Operator shall pay the undisputed amount of Contractor's invoice subject to applicable financing arrangements and exchange control regulations.

         (c) If Unit Operator disputes any invoice in whole or in part, Unit Operator shall promptly notify Contractor of the dispute and shall pay only the undisputed portion. Unit Operator and Contractor shall endeavor to settle and adjust any disputed amount forthwith.

         (d) Unit Operator may set-off against payments due Contractor hereunder any amount Contractor owes Unit Operator for any reason.

         (e) No payment made by Unit Operator shall prejudice Unit Operator's right to pursue or recover any claims against Contractor. Without limiting the type of claims referred to in the preceding sentence, Unit Operator may recover any sums paid Contractor by mistake of law or of fact.

         (f) Unit Operator shall pay Contractor in the Agreement Currency. However, if Contractor intends to make any significant expenditure in a currency other than the Agreement Currency, Contractor shall give Unit Operator advance notice of such intent. Unit Operator may elect to pay for such reimbursables in the foreign currency. If Unit Operator does not elect to do so, however, then where Contractor pays for a reimbursable item with foreign currency:

                  i. bought for that transaction, Contractor shall bill such sums to Unit Operator in the Agreement Currency at the same buying exchange rate as Contractor purchased the foreign currency. Contractor's



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                           buying rate of exchange for the foreign currency
                           shall be shown on foreign currency invoices paid and shall be evidenced by a copy of "Foreign Currency Purchase Advice" (or equivalent document) issued for each transaction by Contractor's Bank; or

                  ii. not bought for that transaction, Contractor shall bill such items to Unit Operator in the Agreement Currency at the buying rate of exchange quoted at 11:00 a.m. Western Australian time by a reputable bank agreeable to the parties on the date payment was made by Contractor.

         (g) The Unit Operator shall not be liable to make payment to the Contractor in respect of any invoice submitted by the Contractor to the Unit Operator more than 90 days after the completion date of the programme as detailed in Exhibit "A".

7.10     LIENS AND CLAIMS

         Contractor shall indemnify and hold Unit Operator Group harmless from all liability, loss or damage for:

         (a) any debt alleged to be due from the Contractor to any of its subcontractors or to any other person, or from any of its subcontractors to any person; and

         (b) any lien or other encumbrance against Unit Operator's property in connection with any such debt;

         and shall defend any claim or litigation in connection therewith. Unit Operator may elect to participate in the defense of any claim or litigation at its own expense.

         Upon Notice to Contractor, Unit Operator may withhold from payments due Contractor reasonable amounts to cover claims made against Unit Operator or its property or against Contractor or its subcontractors by third persons, and Unit Operator may make reasonable settlements of such claims.

         Contractor shall notify Unit Operator as soon as it becomes aware of any claim or encumbrance against the Unit Operator or Contractor's property.

8.0      RECORDS AND AUDIT

         Contractor shall, and shall procure that its subcontractors shall, maintain true and correct records pertaining to all activities relating to this Agreement and its performance. Contractor agrees, and shall procure that its subcontractors agree, to retain all such records at least two years after completion of this Agreement. Unit Operator or its authorized representative may audit such records at any time during this Agreement and during the two-year period after completion of performance under this Agreement.



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9.0      DRUG AND ALCOHOL POLICY AND HEALTH, ENVIRONMENT AND SAFETY (HES)
         STANDARDS

         Contractor shall be subject to the provisions of Exhibits "G" and "H". If the provisions of Exhibit "G" do not adequately protect against hazards arising from Work, Contractor shall adopt appropriate practices.

         The Unit Operator:

         (a) will undertake an audit of the Contractor's operations and practices not later than 60 days prior to the mobilisation of the Drilling Unit to the Unit Operator's first location to ensure that the Contractor is complying with the procedures set out in Exhibits G and H; and

         (b) may, at its sole discretion, undertake audits of the Contractor to ensure compliance with the procedures set out in Exhibits G and H throughout the term of the Agreement and on completion of the Work under this Agreement.

9.1      MEDICAL EXAMINATION AND HYGIENE

         (a) Contractor shall ensure that all Contractor's employees and any of its subcontractors' employees performing any of the Work offshore, shall have a medical examination within two years prior to the start of Work and immediately following any period of illness lasting more than five consecutive days. On Unit Operator's request, Contractor shall promptly provide Unit Operator's medical representative a copy of all appropriate medical records relating to such employees.

         (b)      Contractor shall provide, as part of Contractor's crew under
                  Article 3.5, a paramedic, whose primary duty is to provide emergency medical and hygiene care (including any follow-up) for all persons on the Drilling Unit.

         (c) Nothing above shall limit or restrict Contractor's responsibility for health and safety on the Drilling Unit including, without limitation, ensuring that at all times all facilities (including catering facilities) are clean and hygienic. Unit Operator may inspect said facilities at any time.

10.0     CATERING SERVICE

         Contractor shall provide catering services including but not limited to food, cleaning, linens and linen services for all the Contractor crew complement plus 15 Unit Operator representatives. Catering services for Unit Operator personnel in excess of the first 15 will be provided at the rates stipulated in Exhibit "C". Catering services shall be performed to Unit Operator's satisfaction, failing which Unit Operator may give 15 days' Notice to Contractor to improve the catering service or change the catering company.



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11.0     FORCE MAJEURE

         (a) A party's obligations under this Agreement shall be suspended to the extent that Force Majeure prevents or delays performance. Force Majeure means circumstances beyond the control of the party affected which the party could not reasonably have foreseen when it signed this Agreement and whose occurrence or consequences it could not reasonably avoid or overcome. Such circumstances include, without limitation, forces of nature, strikes or other labour disturbances, wars, insurrections, terrorist acts, civil disturbances, and laws, regulations, orders or actions of any government agency.

         (b) Should a Force Majeure event occur, the party affected shall promptly give the other party Notice of the Force Majeure in reasonable detail.

                  The party affected shall also give the other party Notice of relevant developments and shall give immediate Notice when the Force Majeure ends.

         (c) The party affected shall reasonably endeavor to remove or overcome the Force Majeure. However, a party is not obliged to settle any strike or labour disturbance contrary to its interest.

         (d) No party which is a corporation or instrumentality controlled or owned by a State shall be relieved from performance of its obligations under this Agreement by reason of the operation, direct or indirect, of any law, regulation or order of that State unless such operation also relieves all other parties of their respective obligations under this Agreement.

         (e) The period of Force Majeure shall be added to the term of this Agreement, except where the Agreement is terminated due to an occurrence of Force Majeure under the provisions of Article 16.6.

12.0     CONFIDENTIALITY

12.1 Contractor shall treat as confidential and shall not, without Unit Operator's prior consent, divulge to any third party or, except to the extent necessary for performance of Work, make use of any information disclosed by Unit Operator or received or discussed by Contractor during the course of Work for the term of this Agreement plus 20 years afterward.

         Without limiting the generality of the foregoing, Contractor shall not use any of such information ("Information") for buying, selling or dealing in the shares or securities of Phillips Petroleum Company or Unit Operator's coventurers or their Affiliates.

12.2 If any of Contractor's employees or subcontractors who receive any of the Information have not previously entered into a separate confidentiality agreement with Unit Operator regarding such Information, Contractor shall require them to agree in writing to be bound by the provisions of this Article.



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12.3     Information shall not be subject to this Article if it:

         (a) was in Contractor's possession prior to its disclosure by Unit Operator; or

         (b) is or becomes part of the public knowledge from a source other than Contractor; or

         (c) becomes available to Contractor from a third party without restriction; or

         (d) is required to be disclosed under applicable law, stock exchange regulations or by a governmental order, decree, regulation or rule (provided that the Contractor shall make all reasonable efforts to give prompt written Notice to the Unit Operator prior to such disclosure).

12.4 All documents such as reports, drawings, maps, photographs, specifications, standards and all copies thereof, furnished by Unit Operator to Contractor are Unit Operator's property and Contractor shall return them to Unit Operator upon completion of the Work. All documents (and their copyright) prepared by Contractor in the performance of the Work are the property of Unit Operator and shall be turned over to Unit Operator upon request or completion of the Work.

13.0     PATENT INFRINGEMENT

13.1 Contractor shall defend and hold Unit Operator Group harmless against any and all claims, actions and liabilities for violation of any patent brought against Unit Operator Group as a result of Contractor's use of any patented processes or devices other than those Unit Operator requires Contractor to use. Unit Operator may, at its own expense, be represented by its own counsel and participate in any action in which Unit Operator is a party defendant. If Contractor cannot perform Work because of patent infringement litigation, Unit Operator shall not be required to make further payment hereunder after Work stops.

         Unit Operator shall defend and hold Contractor Group harmless against any and all claims, actions and liabilities for violation of any patent brought against Contractor Group as a result of Unit Operator's use of any patented processes or devices other than those Contractor Group requires Unit Operator to use. Contractor Group may, at its own expense, be represented by its own counsel and participate in any action in which Contractor Group is a party defendant.

13.2 Furthermore, if Contractor cannot perform Work because of a claim of infringement of patent by Contractor, then Unit Operator may:

         (a) require Contractor to get the right to continue using the alleged infringing product or to get the rights to comparable technology so that Contractor can continue Work; or

         (b) enable Unit Operator to get rights to comparable technology at the cost of Contractor, or



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         (c)      failing (a) and (b) above, terminate the Agreement.

         If Unit Operator chooses option (a) or (b) above, but Contractor believes the cost to it would be unreasonable, Unit Operator may not proceed without Contractor's prior consent.

14.0     REPRESENTATIVES

         Contractor shall designate to Unit Operator the persons who will have supervisory authority of the Work. Unit Operator's representatives may coordinate the performance of the Work and give Notices under this Agreement to such persons.

         Unit Operator shall designate the persons with whom Contractor's representatives may consult in planning and coordinating the Work and to whom Contractor's representatives may deliver Notices and other communications. All instructions given by Unit Operator's representatives consistent with the provisions of this Agreement shall be deemed those of Unit Operator.

15.0     ASSIGNMENT

15.1 Unit Operator and any Unit Participant may assign its rights, interests, obligations or liabilities under this Agreement or any proportion thereof, at any time, without having to obtain the consent of the Contractor.

15.2 Unit Operator may assign its rights and delegate its duties hereunder to a financially responsible third party for a one or more well drilling programme, provided that such partial assignment will not add to Contractor's drilling obligation or extend the term hereof.

15.3 Contractor may assign the proceeds of this Agreement to any financial institution or institutions, if it first secures Unit Operator's written approval and submits to Unit Operator a copy of the instrument of assignment which must state that the assignment is subject to all rights that Unit Operator would have against Contractor.

15.4 The Contractor may not assign or sublet this Agreement, in whole or in part, to any third party, without the prior written consent of the Unit Operator. Any attempt to assign or sublet without such consent will be void.

         This Agreement shall inure to and be binding upon the respective successors and assigns of the parties hereto.

16.0     TERM OF AGREEMENT

16.1 Unit Operator may extend this Agreement on a well-to-well basis for up to the end of the period required to drill any one or more of the additional optional wells specified in the Scope of Work as detailed in EXHIBIT "A" by giving Contractor Notice of extension. Unit Operator shall endeavour to give 90 days and in any



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         event no less than 60 days Notice of such extension before the estimated completion date of the programme.

16.2 If the Drilling Unit becomes an actual, constructive, arranged or compromised total loss, this Agreement shall terminate from the moment the loss occurs and Unit Operator shall owe Contractor only the compensation earned to such moment. Such termination shall not relieve Contractor of its obligation to remove the Drilling Unit as provided in
         Article 5.8.

16.3 If either party materially breaches this Agreement, the other party shall give Notice of such breach. The party in breach must within ten days commence remedy of such breach. If commencement of the remedy has not been undertaken within the ten day period, or if such breach has not been remedied within a sixty day period, the other party may terminate this Agreement immediately upon Notice and:

         (a) Unit Operator shall owe Contractor the compensation earned to time of Notice of such breach plus the sixty day period to remedy such breach; and

         (b) Such termination shall not prejudice the terminating party's right to other legal or equitable remedies which it may have.

16.4 Commencing 120 days from start of operations at the first location, Unit Operator may terminate this Agreement without cause after 30 days' written Notice. In such case, Unit Operator shall owe Contractor the Demobilisation Fee (if applicable), plus the Operating Rate for the remaining balance of the estimated Initial Term of 600 days that has not been utilized. In such case in order to mitigate Unit Operator's costs, Contractor will use its best efforts to secure substitute work for the Drilling Unit. If substitute work is secured, and the margin (defined as revenue less rig and local office direct operating costs) on such replacement contract is less than the margin under this Agreement, the Unit Operator shall reimburse the Contractor the difference between the margin under the replacement contract and the margin under this Agreement. If the margin under the replacement contract is greater than the margin under this Agreement, Contractor will reimburse Unit Operator 85% of the difference between the margin under the replacement contract and the margin under this Agreement. Attachment 1 to Exhibit A provides example calculations for the purposes of this Article 16.4. All calculations will be made over the remaining period referenced above and be subject to verification by Unit Operator. Unit Operator shall also have the right to audit Contractor's calculations in the determination of the margin under this Agreement as compared to the margin under the replacement contract. Unit Operator shall have the right to monitor such marketing and bidding activities and shall have the right of approval of such replacement contract.


16.5 The provisions for confidentiality, audit rights, arbitration, releases and indemnities contained in this Agreement shall survive termination of this Agreement.

16.6.1 If either party obtains information (the "obtaining party") that could reasonably be considered to be likely to give rise to an event of political Force Majeure and provided 1) such information is not in the public domain, 2) the other party could not



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         reasonably be expected to be aware of such information and 3) the obtaining party is in a position to disclose such information, then the obtaining party shall use its reasonable endeavors to inform the other party of such information. If a Force Majeure event that is of a political nature arises that prevents or delays Unit Operator's ability to move forward with the Work under this Agreement, Unit Operator shall give Contractor immediate Notice of such event and Unit Operator's expectation as to whether such event shall continue for a period of thirty consecutive days or more. Should the Force Majeure event prevent continuation of the Work under this Agreement thirty days after the date on which Notice of such Force Majeure event was given, Unit Operator may give Notice of termination for the Force Majeure event specifically described above, such event being hereinafter referred to as "Political Force Majeure". Such event shall be considered a Political Force Majeure event notwithstanding the foreseeability of any non-satisfactory resolution of the Treaty issues being conducted between representatives of Australia, East Timor and the United Nations Transitional Authority of East Timor. The termination provisions applicable in the event of termination for Political Force Majeure shall be determined according to the date on which the Notice of termination for Political Force Majeure is given, in accordance with the following:

a)       NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED PRIOR TO 1ST
         JULY 2001

         Unit Operator shall reimburse Contractor the following amounts:

         (i)      $3 million lump sum termination fee; and

         (ii) the cost of any modifications made (or commitments for modifications to be made, to the extent they are not subject to cancellation) to the Drilling Unit at Unit Operator's request specifically for performing the Work under this Agreement.

b) NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED AFTER 30 JUNE 2001 AND PRIOR TO 1 NOVEMBER 2001

         Unit Operator shall reimburse Contractor the following amounts:

         (i)      $3 million lump sum termination fee;

         (ii) subject to Article 16.6.2, a maximum of 30 days at the Operating Rate;

         (iii) the cost of any modifications made (or commitments for modifications to be made, to the extent they are not subject to cancellation) to the Drilling Unit at Unit Operator's request specifically for performing the Work under this Agreement;

         (iv) the documented third party cost of demobilising the Drilling Unit to Singapore, the Gulf of Mexico, West Africa, North Sea or such other location at which alternative work may have been secured, provided that the cost of demobilisation to such alternative location is no greater than the cost to the Gulf of Mexico. Subject to Article 16.6.2, the location of demobilisation shall be at the sole discretion of Contractor; and



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         (v)      the Standby Rate detailed in Exhibit "A" for the duration of the period of demobilisation, subject to reduction to take into account the reduction in crew numbers during demobilisation.

c) NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED AFTER 31 OCTOBER 2001 AND PRIOR TO THE DRILLING UNIT ARRIVING ON LOCATION AND COMMENCING THE WORK UNDER THIS AGREEMENT (ESTIMATED APRIL 2002)

         Unit Operator shall reimburse Contractor the following amounts:

         (i)      $3 million lump sum termination fee;

         (ii) subject to Article 16.6.2, a maximum of 60 days at the Operating Rate;

         (iii) the cost of any modifications made (or commitments for modifications to be made, to the extent they are not subject to cancellation) to the Drilling Unit at Unit Operator's request, specifically for performing the Work under this Agreement;

         (iv) the documented third party cost of demobilising the Drilling Unit to Singapore, the Gulf of Mexico, West Africa, North Sea or such other location at which alternative work may have been secured, provided that the cost of demobilisation to such alternative location is no greater than the cost to the Gulf of Mexico. Subject to Article 16.6.2, the location of demobilisation shall be at the sole discretion of Contractor; and

         (v) the Standby Rate detailed in Exhibit "A" for the duration of the period of demobilisation, subject to reduction to take into account the reduction in crew numbers during demobilisation.

d) NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED AFTER THE DRILLING UNIT IS ON LOCATION AND HAS COMMENCED THE WORK UNDER THIS AGREEMENT BUT PRIOR TO 300 DAYS HAVING BEEN WORKED

         Unit Operator shall reimburse Contractor the following amounts:

         (i)      $3 million lump sum termination fee;

         (ii) subject to Article 16.6.2, the Operating Rate for a maximum of 25% of the remaining days in the estimated initial term of this Agreement of 600 days;

         (iii) the outstanding cost of any modifications made to the Drilling Unit at Unit Operator's request specifically for performing the Work under this Agreement. Any such calculation shall take into account the amount already recouped to the time of termination;

         (iv) the documented third party cost of demobilising the Drilling Unit to Singapore, the Gulf of Mexico, West Africa, North Sea or such other location at which alternative work may have been secured, provided that the cost of demobilisation to such alternative location is no greater than the cost to the Gulf of Mexico. Subject to Article 16.6.2, the location of demobilisation shall be at the sole discretion of Contractor; and



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         (v)      the Standby Rate detailed in Exhibit "A" for the duration of the period of demobilisation, subject to reduction to take into account the reduction in crew numbers during demobilisation.

e) NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED AFTER THE DRILLING UNIT HAS BEEN ON LOCATION AND CARRYING OUT THE WORK UNDER THIS AGREEMENT FOR A PERIOD OF BETWEEN 300 DAYS AND 450 DAYS (INCLUSIVE)

         Unit Operator shall reimburse Contractor the following amounts:

         (i)      $1.5 million lump sum termination fee;

         (ii) subject to Article 16.6.2, the Operating Rate for a maximum of 25% of the remaining days in the estimated initial term of this Agreement of 600 days;

         (iii) the outstanding cost of any modifications made to the Drilling Unit at Unit Operator's request specifically for performing the Work under this Agreement. Any such calculation shall take into account the amount already recouped to the time of termination;

         (iv) fifty percent of the documented third party cost of demobilising the Drilling Unit to Singapore, the Gulf of Mexico, West Africa, North Sea or such other location at which alternative work may have been secured, provided that the cost of demobilisation to such alternative location is no greater than the cost to the Gulf of Mexico. Subject to Article 16.6.2, the location of demobilisation shall be at the sole discretion of Contractor; and

         (v) fifty percent of the Standby Rate detailed in Exhibit "A" for the duration of the period of demobilisation, subject to reduction to take into account the reduction in crew numbers during demobilisation.

f) NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED AFTER THE DRILLING UNIT HAS BEEN ON LOCATION AND CARRYING OUT THE WORK UNDER THIS AGREEMENT FOR BETWEEN 451 AND 550 DAYS (INCLUSIVE)

         Unit Operator shall reimburse Contractor the following amounts:

         (i)      $1 million lump sum termination fee;

         (ii) the outstanding cost of any modifications made to the Drilling Unit at Unit Operator's request specifically for performing the Work under this Agreement. Any such calculation shall take into account the amount already recouped to the time of termination; and

         (iii) the cost of demobilising the Drilling Unit to Darwin, Australia in accordance with Exhibit "A", Article C.11 of this Agreement.

g) NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ISSUED AFTER THE DRILLING UNIT HAS BEEN ON LOCATION AND CARRYING OUT THE WORK UNDER THIS AGREEMENT FOR MORE THAN 550 DAYS

         Unit Operator shall reimburse Contractor the following amounts:



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         (i)      the cost of demobilising the Drilling Unit to Darwin,
                  Australia in accordance with Exhibit "A", Article C.11 of this Agreement.

16.6.2 In the event that Unit Operator gives Notice of Political Force Majeure in accordance with this Article, Contractor will use its best efforts to secure substitute work for the Drilling Unit in order to mitigate Unit Operator's costs. As part of such efforts, Contractor shall give due consideration to any substitute work that is acceptable to Contractor based on its business criteria and strategic planning, but which also reduces Unit Operator's costs in respect of demobilisation of the Drilling Unit. The rights of verification, audit and approval provided to Unit Operator under Article 16.4 for termination without cause also shall apply in respect of termination for Political Force Majeure.

         If additional work is secured and the margin (as defined in Article 16.4) under such replacement contract is less than the margin under this Agreement, then Unit Operator shall reimburse Contractor for the difference between the margin under the replacement contract and the margin under this Agreement up to the maximum applicable amount as specified in Articles 16.1.1(b)(ii), (c)(ii), (d)(ii) or (e)(ii) above. If the margin under the replacement contract as calculated over the portion of the Initial Term of 600 days remaining at the time of termination is greater than the margin under this Agreement over such remaining portion of the Initial Term, no amounts will be payable to Contractor under Articles 16.1.1(b)(ii), (c)(ii), (d)(ii) or (e)(ii) above, and any costs of demobilisation shall be offset against the increased margin, as further detailed in Article 16.6.3 (d).

16.6.3 Payment of the amounts detailed in Article 16.6.1 shall be in accordance with the following:

(a) The termination fee and outstanding costs of any modifications made to the Drilling Unit shall be paid by Unit Operator as soon as possible, but in no event more than thirty days following receipt of Contractor's invoice, which may be issued immediately upon Unit Operator giving Notice of termination for Political Force Majeure.

(b) 90% of any sums due in respect of the day rate detailed under Articles 16.6.1(b)(ii), (c)(ii), (d)(ii) or (e)(ii) shall be payable promptly upon presentation of invoice with the remaining balance due within 30 days of presentation of the invoice. Such sums due, if any, shall be invoiced by Contractor on a quarterly basis, based on Contractor's earnings during that quarter under any replacement contract secured.

(c) Demobilisation expenses, including the applicable day rate payable during demobilisation, shall be payable by Unit Operator following receipt of Contractor's invoice. Contractor shall invoice Unit Operator for fifty percent of such demobilisation expenses upon departure of the Drilling Unit from Unit Operator's location, and for the remaining fifty percent of such demobilisation expenses upon completion of the demobilisation. Such invoice must be supported by third party documentation.



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(d)      Should Contractor's margin under any replacement contract exceed the margin that would have been earned under this Agreement, Contractor shall remit to Unit Operator 100% of the difference between the margin under the replacement contract and the margin under this Agreement until the cost of demobilisation has been recovered in full by Unit Operator and thereafter Contractor shall remit to Unit Operator 85% of the difference in margin for the duration of the replacement contract.

(e) If any replacement contract secured by Contractor includes the full cost of mobilisation of the Drilling Unit from Unit Operator's location to the location of the replacement contract, then no demobilisation costs shall be payable by Unit Operator under Article 16.6.1.

16.6.4 In calculating any amounts due to Contractor under Articles 16.6.1(b)(ii), (c)(ii), (d)(ii) or (e)(ii) to compensate for Contractor's loss of day-rate and utilization, should any occur, such calculation shall consider time paid during the 30 days prior to a Notice of termination for Political Force Majeure and time paid during demobilisation as time worked under this Agreement, thereby reducing the number of additional days for which compensation may be due.

16.6.5 Attachment 2 to Exhibit "A" provides example calculations demonstrating the application of the mechanisms for reimbursement detailed within this Article 16.6.

16.6 If Contractor's performance hereunder is suspended or prevented by Force Majeure other than Political Force Majeure for a period of more than 30 consecutive days, Unit Operator may terminate this Agreement by giving Contractor thirty days Notice.

16.7 If the Drilling Unit is not on Unit Operator's first location, completely rigged up and ready to start Work pursuant to Article 2.1 on or before thirty (30) days after the date specified in Exhibit "A",
         Item 1.10, Contractor shall incur a penalty of $10,000 per day for the first 30 days late and $20,000 per day for the next thirty (30) days late. Thereafter, or if it becomes obvious that the Drilling Unit cannot be ready to start Work on Unit Operator's first location within ninety (90) days after the date specified in Exhibit "A", Item 1.10 Unit Operator may, if the delay is not due to installation of any equipment by or other act of Unit Operator, terminate this Agreement forthwith on Notice without any liability to Contractor except to pay Contractor any sums (except for any penalties called for under this Agreement) due and owing at the time of such termination. If at any time after the execution of this Agreement it becomes obvious that the Drilling Unit will not be delivered on the first location on or before 15 September 2002, Unit Operator may, if the delay is not due to installation of any equipment by or other act of Unit Operator, terminate this Agreement forthwith on Notice without any liability to Contractor except to pay Contractor any sums (except for any penalties called for under this Agreement) due and owing at the time of such termination.

16.8 The Drilling Unit is currently scheduled for readiness in Singapore on 15 March 2002 and delivery on the first location on April 15th 2002. If Unit Operator secures other work for the Drilling Unit in the Area of Operations prior to commencement of the Work, Contractor agrees to reduce the dayrates to 95%. If Unit Operator delays



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         or defers commencement of operations from the date of readiness either in Singapore or at Unit Operator's first location, Unit Operator agrees to pay Contractor at 50% of the Standby Rate commencing on 1 May 2002 until 14 May 2002, 85% of the Standby Rate from 15 May 2002 until 14 June 2002 and 100% of the Standby Rate commencing on 15 June 2002. Unit Operator shall endeavour to give Contractor written notice of the required delivery date on the first location on or before 15 October 2001. In the event of termination by Unit Operator in accordance with
         Article 16.4, the total duration of any additional work carried out prior to commencement of the Work shall be included for the purposes of assessing the balance of the estimated initial term of 600 days.

16.9     In the event that the Contractor:

         (a) is unable to continue to perform the Work under this Agreement due to any lien, form of execution, distress, attachment, sequestration or other claim issued, exercised, levied or made against the Contractor or any of its assets or property;

         (b) resolves, has a petition presented, proceedings commenced on or an order made, that it be wound up;

         (c) becomes insolvent or is deemed to be insolvent or unable to pay its debts;

         (d) has a receiver, manager, provisional liquidator, official manager, trustee, liquidator, administrator or any other form of insolvency administrator or external management appointed;

         (e) ceases or threatens to cease to carry on business or pay its creditors;

         (f) proposes or makes an arrangement, composition, compromise, reorganisation, moratorium, assignment or administration of debt with any of its creditors;

         (g) takes any step to reduce its capital without the prior written approval of the Unit Operator; or

         (h) seeks or obtains protection from its creditors under any applicable law,

         then the Unit Operator may terminate this Agreement immediately without the need for Notice to be given to the Contractor. In such case, Unit Operator shall, subject to the other provisions of this Agreement, be obliged to pay to the Contractor only the outstanding and unpaid portion of any payment earned by the Contractor up to the time of termination, and the Contractor shall immediately remove the Drilling Unit from the Unit Operator's location. The Unit Operator shall not otherwise be liable to pay to the Contractor any other amount under or in relation to the Agreement.

16.10 The Unit Operator may, at any time during the term of the Agreement, wish to suspend the Agreement. The Unit Operator will issue Notice to the Contractor detailing the reason for the proposed suspension, and the parties will enter into



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         discussions to review the terms under which any such suspension may take place, including compensation to the Contractor.

17.0     APPLICABLE LAW

         The interpretation and performance of this Agreement shall be governed by and construed in accordance with the law of Western Australia, excluding any law which would require application of another jurisdiction's law.

17.1     ARBITRATION

         Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration ("LCIA") effective at the time Notice of arbitration is served, which Rules are deemed to be incorporated by reference into this Article.

         (a) The arbitration will be conducted in English in Western Australia by a single arbitrator applying Western Australian law. The arbitrator shall be a retired judicial figure of standing, or a Queen's Counsel practicing at the Independent Bar, or a similarly qualified Solicitor. Where appropriate, the arbitrator's decision shall state a time for compliance with the decision. Each party shall bear its own arbitration costs and expense, including the cost of its witnesses.

         (b) The parties waive any right to appeal to the court given under the Commercial Arbitration Act 1985 (WA) or otherwise.

         (c) Judgment upon the arbitration award may be entered in any Court having jurisdiction, or application may be made to such Court for a judicial acceptance of the award and an Order of Enforcement, as the case may be. This Article shall be a complete defense of any suits or actions as to any arbitrable claim or dispute.

18.0     EXHIBITS ATTACHED TO AGREEMENT

         Attached hereto and incorporated in this Agreement, are the following
         Exhibits:

         EXHIBIT "A"

         Project Information, Mobilisation Date, Rates and Inspection

         EXHIBIT "B"

         Contractor's Labour and Supervisory Personnel

         EXHIBIT "C"

         Materials, Supplies and Services provided by Contractor and Unit
         Operator

         EXHIBIT "D"

         Contractor's Inventory of Drilling Equipment and Description of Drilling Unit



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         EXHIBIT "E"

         Contractor's Spare Parts Inventory

         EXHIBIT "F"

         Mutual Hold Harmless Agreement

         EXHIBIT "G"

         Contractor Health, Environmental and Safety (HES) Offshore Requirements for International Operations

         EXHIBIT "H"

         Drug and Alcohol Prohibition

         EXHIBIT "I"

         Tripartite Agreement

         EXHIBIT "J"

         Unit Operator's Pre-Acceptance List from Rig Audit

         EXHIBIT "K"

         Tax Assumptions

         EXHIBIT "L"

         Technical Information

         EXHIBIT "M"

         Modifications and Additions to Drilling Unit

         EXHIBIT "N"

         Banker's Undertaking

19.0     NOTICES

         All Notices and other communications provided for in this Agreement shall be in writing. Such Notices and communications shall be delivered by hand to an authorized representative of the party to whom directed or shall be sent by courier or facsimile, charges prepaid, to the parties at the following addresses:

         Unit Operator:    Phillips Petroleum (91-12) Pty Ltd
                           1 Mill Street
                           Perth, Western Australia WA 6000
                           Attention: A McGregor, Contracts & Procurement
                                      Manager
                           Fax: (618) 9212 7032
                           Telephone: (618) 9278 5371

         Contractor:       Chiles Offshore Inc.
                           11200 Richmond Avenue, Suite 490
                           Houston, Texas 77082
                           Attention: William E. Chiles
                           Fax: (713) 339-3888
                           Telephone: (713) 339-3777



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         Unless otherwise provided herein, Notices and other communications given by hand or by courier shall be deemed received on the date shown on the receipt and notices and other communications by fax shall be deemed received the working day next following the day of transmission.

20.0     CONFLICTS OF INTEREST PROHIBITED

         Contractor shall not pay any commissions, fees, or rebates to any Unit Operator employee, officer or agent. Contractor shall not favour Unit Operator employees, officers or agents with gifts or entertainment of significant value, nor enter into any business arrangement with Unit Operator employees, officers or agents other than as a representative of Unit Operator, without Unit Operator's written approval. Article 8.0 of this Agreement shall apply for the purpose of confirming compliance with this Article.

21.0     TAXES

21.1     CONTRACTOR TO PAY TAXES

         (a) The Contractor's proposal to the Unit Operator on which the Unit Operator has relied and on the basis of which the Agreement was awarded to the Contractor was inclusive of all taxes, license and permit fees, income, profit, fringe benefit, franchise and personal property taxes, duties and other imposts, except as expressly provided otherwise in the Agreement.

         (b) The Contractor shall be solely liable, unless specifically stated elsewhere in the Agreement, for payment of:

                  (1) all taxes imposed and assessments made (whether imposed by the Australian Governments, any future Government of East Timor, any body established by the United Nations to exercise authority over East Timor, any "competent authority" as defined in the Taxation Code or other foreign governments or authorities) in relation to the Work, any Contractor's Equipment, Materials and supplies provided by the Contractor, including without limitation all sales, excise, storage, consumption and use taxes, value added tax, license and permit fees, income, profit, fringe benefit, franchise and personal property taxes;

                  (2) all payroll and employment taxes and all contributions payable by law, award and pursuant to any contract with an industrial or trade union or other association of employees or otherwise with respect to or ascertained by reference to the wages, salaries or other compensation paid to employees of the Contractor in respect of the Work under the Agreement, including taxes or contributions for



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                           workers' compensation, unemployment or sickness
                           benefit, old age benefit, welfare funds, pensions and disability insurance;

                  (3) the cost of all import or export licenses if required and all import or export taxes or duties or tariffs on services and materials imported or exported by the Contractor in connection with or for the purposes of the Agreement; and

                  (4) all harbour dues, pilotage fees, port fees, wharf fees, loading or unloading costs, storage costs, gang fees and all excesses for such dues, costs or fees.

         (c) The Contractor shall indemnify and keep indemnified the Unit Operator from and against all liability for payment of all of the above taxes, assessments and contributions, dues, costs and fees and all liability arising in respect of the non-payment of them whether arising from the performance of the Work under the Agreement or under any subcontract with a sub-contractor.

21.2     WITHHOLDING TAX

         (a) The Unit Operator shall not be liable to the Contractor and the Contractor shall have no claim against the Unit Operator in respect of any sum, which would otherwise be payable to the Contractor under the Agreement:

                  (1) which the Unit Operator has withheld from payment in accordance with any applicable income tax or other law, until the Unit Operator is released from, or relieved from all liability pursuant to the relevant law in respect of the amount so withheld and is lawfully entitled to pay the sum to the Contractor; or

                  (2) which the Unit Operator has paid in accordance with the provisions of any applicable income tax or other law to the person, or authority legally entitled to accept payment.

         (b) Notwithstanding Article 21.2(a), the Unit Operator indemnifies the Contractor against liability for East Timor withholding tax actually paid by the Contractor where the liability arises from the failure of East Timor to provide benefits similar to the terms of a Double Taxation Agreement existing between Indonesia and the Contractor's country of domicile as at 25 October 1999.

         (c) Absent written notification from the Contractor to the contrary, the Unit Operator shall assume that the Contractor has a "Permanent Establishment" in East Timor and withhold tax accordingly.

         (d) The Contractor agrees to immediately notify the Unit Operator if at any time during the term of the Agreement the Contractor establishes, or is deemed to establish, a "Permanent Establishment" in East Timor.



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         (e)      The Contractor authorises the Unit Operator to make
                  withholdings for tax from payments to the Contractor and pay amounts withheld to the relevant taxing authority if at any time the Contractor has or is deemed to have a "Permanent Establishment" in East Timor or ZOCA.

         (f) Contractor agrees to indemnify Unit Operator against any assessment of withholding tax, plus related penalties and interest related to Unit Operator's failure to properly make and remit withholding tax due to the Unit Operator's reliance upon a notification provided to Unit Operator pursuant to clauses contained in 21.2.

21.3     EXEMPTIONS

         (a) The benefit of any sales tax, import duty exemption or concessional rate available when the Contractor purchased materials or equipment shall, as far as possible be passed onto the Unit Operator if the cost of the relevant materials or equipment is charged to the Unit Operator in accordance with this Agreement.

         (b) Where the Unit Operator and its contractors (including the Contractor) are entitled to an exemption or concession concerning sales tax, goods and services tax, value added tax, business tax, corporate tax, income tax or other tax or import duty with respect to Materials, equipment or supplies under this Agreement, the Unit Operator shall use reasonable endeavours to enable the Contractor to claim such concession or exemption.

         (c) Should the Contractor fail to obtain a concession or exemption to which it is entitled, for reasons within Contractor's control, the cost of the tax or duty payable as a result shall not be paid by or passed onto the Unit Operator but shall be the responsibility solely of the Contractor.

21.4     ZONE OF COOPERATION

         Tax due and payable by the Contractor under this Agreement may be subject to all applicable provisions of the Taxation Code.

21.5     GOODS AND SERVICES TAX

         (a)      Subject to Article 21.5(c) and 21.5(d):

                  (1) the Unit Operator must pay to the Contractor the amount equal to the amount of any GST the Contractor is liable to pay on any GST Supply made by the Contractor to the Unit Operator under the Agreement (CONTRACTOR'S GST SUPPLY);

                  (2) the Unit Operator must pay to the Contractor the amount in respect of GST the Unit Operator is liable to pay on each Contractor's GST Supply at the same time and in the same manner as the Unit Operator is obliged to pay for the Contractor's GST Supply provided that the



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                  Unit Operator may withhold payment of any amount in respect of
                  GST until the Contractor issues the Unit Operator with a valid Tax Invoice covering the relevant Contractor's GST Supply.

         (b) If, after the imposition of a GST or any subsequent change in the GST law, it is determined on reasonable grounds that the amount of the GST paid or payable on any Contractor's GST Supply differs for any reason from the amount of the GST recovered from the Unit Operator under Article 21.5(a) including without limitation by reason of:

                  (1) an alteration in the law relating to GST or variation;

                  (2) the issue of or an alteration in a ruling or advice of the Australian Commissioner of Taxation;

                  (3) the allowance to the Contractor of a refund of an amount of GST in respect of any GST Supplies; or

                  (4) a decision of the Australian Administrative Appeals Tribunal (or its equivalent) or a court,

                  the amount of GST recovered or recoverable from the Unit Operator will be adjusted accordingly.

         (c) If the imposition of a GST or any subsequent change in the GST law is accompanied by or undertaken in connection with a reduction in or abolition of any then existing taxes (other than income tax on the profits of the Contractor), amounts (excluding any GST) payable by the Unit Operator to the Contractor will be reduced by the same proportion as the Contractor's actual total costs (including any taxes but excluding any input GST paid or payable by the Contractor) are reduced as a consequence of a reduction in or abolition of taxes (other than income tax on the profits of the Contractor), whether directly by way of a reduction in or abolition of taxes paid or payable by the Contractor to its third party suppliers or to any government, or indirectly by way of reduction in the prices (excluding any GST) charged by third party suppliers to the Contractor. Should the Unit Operator request, the Contractor will provide a report on the impact of any tax changes to the Unit Operator including justification for any change during the imposition of a GST in product net margins (measured as a percentage of costs or sales, both exclusive of indirect taxes) or confirmation that product net margins remain unchanged.

         (d)      The Contractor must pay to the Unit Operator:

                  (1) the amount equal to the amount of any GST the Unit Operator is liable to pay on any GST Supply made by the Unit Operator under this Agreement (UNIT OPERATOR'S GST Supply); and



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                  (2)      the amount in respect of GST the Contractor is liable
                           to pay on each Unit Operator's GST Supply at the same time and in the same manner as the Contractor is obliged to pay for the Unit Operator's GST Supply provided that the Contractor may withhold payment of any amount in respect of GST until the Unit Operator issues the Contractor with a valid Tax Invoice covering the relevant GST Supply.

         (e) The provisions of sub Article 21.5(b) apply with the necessary adaptations to adjust the amount in respect of GST recoverable by the Unit Operator from the Contractor, with references to the Contractor deemed to be reference to the Unit Operator and vice versa.

         (f)      In this Article:

                  GST means the tax imposed by any of the A New Tax System (Goods and Services Tax Imposition - General) Act 1999, the A New Tax System (Goods and Services Tax Imposition - Customs) Act 1999 and the A New Tax System (Goods and Services Tax Imposition - Excise) Act 1999;

                  GST SUPPLY means a taxable supply as defined in and which is subject to liability under the A New Tax System (Goods and Services Tax) Act 1999.

                  TAX INVOICE means a tax invoice as defined in and for the purposes of the A New Tax System (Goods and Services Tax) Act 1999.

21.6     TAX ASSUMPTIONS

         (a) The Contractor has relied on the Tax Assumptions for the purposes of submitting its proposal to the Unit Operator.

         (b) The Unit Operator will be responsible for any increased liability for taxes specifically addressed in the Tax Assumptions incurred by the Contractor by reason of one or more Tax Assumptions being incorrect and will reimburse the Contractor for such tax subject to the Unit Operator being provided with substantiating documentation provided by the Contractor.

         (c) The Contractor will pay to the Unit Operator an amount equal to the amount by which taxes actually payable by the Contractor are less than the taxes assumed to be payable in the Tax Assumptions.

         (d) The Contractor shall provide to the Unit Operator all information relating to the imposition, payment and deductibility of taxes the subject of Tax Assumptions.

22.0     FUEL

         At the commencement of this Agreement Unit Operator shall purchase the present inventory of fuel on board the Drilling Unit at the lower of the price paid by



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         Contractor, as evidenced by Contractor's invoice(s) for such fuel, and the average market price for similar volumes of fuel where the Drilling Unit bunkered such fuel.

         Throughout the term of this Agreement Unit Operator shall be responsible for supplying, at its expense, all fuel required by the Drilling Unit. Upon termination of this Agreement, Contractor shall purchase the present inventory of fuel on board the Drilling Unit at the lower of the price paid by Unit Operator, as evidenced by Unit Operator's invoice(s) for such fuel, and the average market price for similar volumes of fuel where the Drilling Unit bunkered such fuel.

         Where Unit Operator or Contractor is entitled to a rebate for diesel fuel excise or other similar concession, Contactor or Unit Operator (as the case may be) shall use reasonable endeavours to enable Unit Operator or Contractor, respectively, to claim such rebate or concession. Any diesel fuel rebate or concession shall be claimed for the benefit of the party who has borne the cost of the fuel.

23.0     UNIT PARTICIPANTS

23.1 The Unit Operator enters into this Agreement as agent for the Unit Participants.

23.2     The Contractor acknowledges and agrees that:

         (a) the obligations and liabilities of the Unit Participants to the Contractor shall be several only in accordance with their interests from time to time in the Bayu Undan Project;

         (b) the interests of the Unit Participants in the Bayu Undan Project may change from time to time without notice to the Contractor;

         (c) the rights and remedies under the Agreement including the benefit of any indemnities given by the Contractor may be exercised by the Unit Operator for and on behalf of the Unit Participants;

         (d) the Contractor's duties and obligations under this Agreement including the benefit of any indemnities given by the Contractor are deemed to take effect for the benefit of each of the Unit Participants and the Unit Operator is authorised to enforce those duties and obligations on its and the Unit Participants' behalf; and

         (e) the Contractor may only enforce the rights and remedies in and under the Agreement against the Unit Operator as agent severally for each of the Unit Participants.

23.3     The present Unit Participants are:

                  Phillips Petroleum (91-12) Pty. Ltd. (ACN 064 963 346) Emet Pty. Ltd (ACN 050 134 907)
                  Agip Australia 91-13 Limited (ARBN 054 729 930)
                  Inpex Sahul Ltd (ARBN 059 844 781)



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                  Kerr-McGee (ZOC) Energy Pty. Ltd (ACN 054 264 907)
                  Petroz (Timor Sea) Pty. Ltd (ACN 053 697 794)
                  Phillips Petroleum Timor Sea Pty. Ltd (ACN 000 751 593) Phillips Petroleum Company ZOC (ARBN 054 424 109) Santos (ZOCA 91-12) Pty Ltd (ACN 056 937 752)

23.4 The Contractor shall not communicate in any way directly or indirectly with any Unit Participant in respect of any matter arising from or relating directly or indirectly to this Agreement.

24.0     SECURITY

(a) The Contractor shall provide the Unit Operator with security for the performance of its obligations under the Agreement. The security must be:

         (1)      for an amount equal to 10% of the Agreement Price; and

         (2)      lodged within 10 days of the Effective Date.

(b) The security must be an unconditional and irrevocable undertaking approved by Unit Operator and given by a bank approved by Unit Operator. For the purposes of this Article, the proforma Banker's Undertaking in EXHIBIT "N" is approved. The costs (including all stamp duty or other taxes) incidental to the issue and maintaining of the security shall be borne by the Unit Operator.

(c) Within 30 days of completion of Demobilisation, the Unit Operator will release the security guarantee.

(d) The Unit Operator may immediately have recourse to the security where the Contractor is in material breach of the Agreement and such breach has not been cured as provided under Article 16.3 or the Unit Operator may have otherwise become entitled to exercise a right under the Agreement in respect of the security.

(e) Subject to Contractor's rights under the Agreement, the Contractor waives any right that it may have to obtain an injunction or any other remedy or right against any party in respect of the Unit Operator having recourse to retention or security or conversion of security.

25.0     VARIATIONS TO THE AGREEMENT

(a) The Contractor shall not vary the scope of the Agreement except as directed in writing by the Unit Operator.

(b) Save and except in respect of the Term of the Agreement, the Unit Operator may direct the Contractor to do one or more of the following:

         (1)      change the scope of the Agreement;

         (2) increase, decrease or omit any part of the scope of the Agreement;

         (3)      increase or decrease the number of Contractor's personnel;

         (4) supply additional materials or equipment required by the Unit Operator;



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         (5)      carry out modifications to Contractor's Equipment, including the Drilling Unit as required by the Unit Operator, provided however that modifications to the Drilling Unit shall be subject to agreement by Contractor;

         (6) dispose of or remove material or equipment that is no longer required by the Unit Operator.

(c)      No variation shall invalidate the Agreement.

(d) No variation shall be valid unless it is approved by the Unit Operator prior to execution. If timing constraints require, Unit Operator may give oral approval to Contractor to proceed with a variation, provided however that Unit Operator shall confirm such variation in writing as soon as practicable thereafter.

(e) If a variation may prejudice the ability of the equipment, materials or personnel to comply with the Agreement then the Contractor shall immediately notify the Unit Operator and specify, with reasons, the effect that the variation will have on its ability to comply with the Agreement.

(f) The Unit Operator shall as soon as practically possible after receiving the Contractor's Notice, either:

         (1)      withdraw the variation; or

         (2) instruct the Contractor to proceed and confirm the extent to which the Unit Operator accepts the alteration to the Agreement by the operation of this Article and the Contractor's obligations under the Agreement shall be altered accordingly.

(g) If so requested in writing by the Unit Operator, the Contractor shall forthwith advise the Unit Operator in writing:

         (1) of the effect which the Contractor anticipates that a proposed variation will have on the duration of the Work; and

         (2) the Contractor 's estimate of the valuation (if any) of the variation.

(h) If the Contractor requests the Unit Operator to approve a variation for the convenience of the Contractor, the Unit Operator may do so in writing. The Unit Operator shall not be obliged to approve a variation for the convenience of the Contractor and it may give its approval subject to conditions. The conditions of approval may include, without limitation, a condition that the Contractor shall not be entitled to any extension of time for completion of the Work or extra remuneration in respect of the variation or anything in connection with the variation which would not have arisen had the variation not been approved.

(i) Valuation of the variation shall be determined by recourse to the rates and prices specified or anticipated within the Agreement or, in the event that no such rates and prices exist, then by mutual agreement of the parties.

(j) By mutual agreement of the parties, the term of the Agreement may be extended.



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26.0     GENERAL

26.1 This Agreement remains the entire agreement of the parties and supersedes all previous communications, representations and agreement with respect to the subject matter hereof.

26.2 The headings used herein are for convenience only and shall not be used for purposes of construction or interpretation.

26.3 No waiver by either party of any default by the other party shall be construed as a waiver of any future defaults.

26.4 Any provisions herein, which in any way may contravene the laws of any jurisdiction to which this Agreement is subject, shall be deemed, to the extent of such contravention, severable and of no force or effect and shall not affect any other provision of this Agreement.


IN WITNESS WHEREOF, the parties hereto have signed this Agreement in Counterparts as of the date first hereinabove written.


UNIT OPERATOR:                              CONTRACTOR:

PHILLIPS PETROLEUM (91-12) PTY LTD          CHILES OFFSHORE INC.


By: /s/ STEPHEN R. BRAND                    By: /s/ WILLIAM E. CHILES
   ------------------------------------        ---------------------------------


Name: Stephen R Brand                       Name: William E Chiles
     ----------------------------------          -------------------------------


Title: President                            Title: President and CEO
      ---------------------------------           ------------------------------



Witness: /s/ ALISTAIR MCGREGOR              Witness: /s/ TERRY BAILEY
        -------------------------------             ----------------------------

Name: Alistair McGregor                     Name: Terry Bailey
     ----------------------------------          -------------------------------


Title: Contracts & Procurement Manager      Title: Operations Manager
      ---------------------------------           ------------------------------



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                                   EXHIBIT "A"

          PROJECT INFORMATION, MOBILISATION DATE, RATES AND INSPECTION

A)       PROJECT INFORMATION

1.       GENERAL

1.1.     Project Name:

         BAYU-UNDAN GAS RECYCLE PROJECT

1.2.     Location:

         PERMITS: ZOCA 91-12 AND ZOCA 91-13, TIMOR SEA, NORTHERN AUSTRALIA

1.3      Area of Operation

         PERMITS: ZOCA 91-12 AND ZOCA 91-13, TIMOR SEA, NORTHERN AUSTRALIA

1.4      Introduction

         As Unit Operator of the Bayu Undan development project Phillips Petroleum (91-12) Pty Ltd requires a jackup drilling rig ("DRILLING UNIT") to drill and complete a number of development wells. The wells will be drilled on two platforms located in the Bayu Undan field. These platforms are the small unmanned wellhead platform (WP1) and the drilling and production platform (DPP). For platform details refer to drawings included in EXHIBIT "L" - TECHNICAL INFORMATION.

1.5      Programme

         The current Phase 1 drilling programme has 15 firm wells and 5 optional wells. It is estimated that the programme duration will be approximately 600 days for the firm wells (WPP- 7 wells and DPP - 8 wells) and approximately 200 days for the optional wells, which may include wells on either or both platforms or exploration wells. It is envisaged that the well completion work such as wire line and perforating (with wire line or coil tubing) will be performed underneath the drilling cantilever and thus off the drilling critical path. Simultaneous drilling / construction and/or production activities will be in action throughout the drilling programme on the DPP as process hook up will be in progress from the arrival of the Drilling Unit on the DPP until the start of production in October 2003.

         The Contractor shall provide senior personnel to be located in the Unit Operator's office for the development of Simultaneous Operations (SIMOPS) procedures and manuals. It is anticipated that this work will start within 2 months of the date of award of the Agreement.



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1.6      Well Details

         All wells will be directionally drilled with the TVD +/- 3200 m. The measured depths of the wells are expected to range from approximately 3700 to 7000 m with well deviations from approximately 30 to 70 degrees. Consideration will be given to selected well(s) sections being horizontally drilled.

1.7      Bottom Hole (TD) Static Pressure:  +/- 4480 psi.

1.8      Bottom Hole (TD) Static Temperature: +/- 275 deg F.

1.9 Surface Pressure: +/- 3800 psi (maximum anticipated SI pressure with full gas column).

1.10     Spud Date

         The timing for drilling the first well is dependent on the installation of the platform. It is currently estimated the first platform (WP1) will be installed between mid-March and June 2002. Based on this schedule, the Drilling Unit would be required on location to commence drilling on 15 June 2002 in accordance with the provisions of Article 16.7.

1.11     Casing

         The final well and casing designs have not been completed but it is anticipated that some combination of the following casing strings will be used: 30" Conductor, 20" or 18-5/8" Surface casing, 13-3/8" Intermediate casing, 10-3/4" and/or 9-5/8" production casing, 7" and/or 7-5/8" production liner/tubing.

1.12     Mud

         It is proposed that a dual mud system using Water Based Muds (WBM) for the top sections on the well and Synthetic oil Based Muds (SBM) in the lower section.

         Surface hole:              Sea water with gel sweeps
         Intermediate hole:         Polymer WBM/ SBM
         Production hole:           SBM
         Completion Fluid:          Brine.

2.       ENVIRONMENTAL CONDITIONS:

2.1.     Sea Bed:

         Generally flat, 2 to 4 m thick silt layer over firm calcarious cap rock. For details of sea bed conditions refer to Geotechnical Site Conditions Report included in EXHIBIT "L" - TECHNICAL INFORMATION.



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2.2.     Spud Can Penetration

         A spud can penetration study has been performed using generic spud can designs and the maximum anticipated penetration is +/- 8m. A detailed spud can penetration study will be performed once the rig selection has been finalized.

2.3.     Water Depth:                                          78 m LAT

2.4.     Main Deck Elevation:

                           Well Head Platform (WP1)            22.0 m above LAT
                           Drilling Production Platform (DPP)  25.5 m above LAT

2.5. Weather / Sea Conditions: Generally calm conditions (seas to +/- 5m and winds to +/- 40 kts).

2.6. Location is subject to cyclones during the period November to April. For details of environmental storm design conditions please refer to Normal and Extreme Design Criteria at Bayu Undan Location, Timor Sea included in EXHIBIT "L" - TECHNICAL INFORMATION.

B)       START DATE

         Date by which the Drilling Unit should be on location rigged up for drilling operations is in accordance with Article 16.7

C)       RATES AND PRICES

         Rig rates shall be inclusive of personnel costs for all management and office based personnel, and all shorebase and offshore crew as detailed in EXHIBIT "B". The Rates shall be adjusted in accordance with the provisions of Article 3.5 for any shortfall or increase in offshore crew supplied by Contractor.

1). OPERATING RATE (Article 7.1) with 7620 m large bore high torque drill pipe (5-1/2" w/HT55 connection)

                  US$97,500/day

2). OPERATING RATE (Article 7.1) without 7620 m large bore high torque drill pipe (5-1/2" w/API FH connection)

                  US$97,200/day

3).      STANDBY RATE (GENERAL Article 7.2.1)

                  US$92,500/day



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4).      STANDBY RATE (INFIELD MOVE - Article 7.2.2)

                  US$92,500/day

5).      STANDBY RATE (OFF WEATHER - Article 7.2.3)

                  US$92,500/day

6).      STANDBY RATE (STACKED - Article 7.2.4)

                  US$92,500/day

7).      REPAIR RATE (Article 7.3)

                  US$92,500/day

8).      STANDBY - HOTEL RATE STANDBY - Article 7.2.5)

A)       US$92,500/day from 1 to 14 days

                  b) US$92,500/day in excess of 15 days (Contractor to mitigate costs)

9).      HANDLING FEE under Article 7.8

                  a)       US$N/A,

                  b)       HANDLING RATE (MARK UP) 10% for items from US$1 to
                           US$1,000

                  c) HANDLING RATE (MARK UP) 8% for items from US$1,001 to US$5,000

                  d) HANDLING RATE (MARK UP) 6% for items from US$5,001 to US$10,000

                  e) HANDLING RATE (MARK UP) 4% for items from US$10,001 to US$15,000

                  f) HANDLING RATE (MARK UP) 2% for items greater than US$15,000.

10).     MOBILISATION FEE (Refer Section 7.5)

         The mobilisation fee (as referred to in Article 7.5 of the Agreement), represents Unit Operator's total obligation to Contractor up to the commencement of the applicable day rates pursuant to Article 7, and shall be determined to the first applicable well location, as follows:

                  From SINGAPORE to ZOCA 91-12
                  A) Mobilisation Fee (Upon approval of Safety Case)            US$250,000
                  B) Mobilisation Fee (Upon departure from Singapore)           US$2,750,000
                  C) Mobilisation Fee (Arrival ZOCA 91-12)                      US$2,500,000
                                            Total:                              US$5,500,000



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11).     DEMOBILISATION FEE (Refer Section 7.6)

                  From ZOCA 91-12 to PORT OF DARWIN   US$ 1,250,000 LUMP SUM

         At Unit Operator's option, Unit Operator may reimburse Contractor at the Moving Rate plus the cost of suitable vessels to demobilise the Drilling Unit to Darwin.

12).     MOVING RATE AND VESSEL CHARTER

         The "Moving Rate" (Standby Rate - Infield Move) as provided in Exhibit A, C4. shall apply for each day that the Drilling Unit is being moved between Unit Operator's locations. Unit Operator or Contractor at Unit Operator's request and cost will provide the vessel(s) and related fuel, in accordance with the provisions of Article 2.7 for such move. The provisions of the Tripartite Agreement, annexed as Exhibit "E" to this Agreement, will be applicable.

13). MEALS AND LODGING FOR UNIT OPERATOR'S REPRESENTATIVES IN EXCESS OF 15 PERSONS (REFER ITEM E14 OF EXHIBIT "C")

                  a).      US$15 per meal / man / day (day visitors),

                  b). US$40 per day /man (for all meals and bed for 16 to 40 persons).

                  c). US$45 per day /man (for all meals and bed for in excess of 40 persons).

14). OPERATIONAL AND ENGINEERING SUPPORT SERVICES TO BE PERFORMED IN UNIT OPERATORS OFFICES

14.1     Location of Services to be Performed

         The services shall be performed at the Unit Operator's offices at 1 Mill Street Perth Western Australia or at other locations as directed by the Unit Operator.

14.2     Scope of the Services

         The Contractor shall provide qualified personnel for the purpose of visiting the Unit Operator's office in Mill Street Perth for the following, but not limited to:

                  o Early involvement by key personnel in the planning and implementation of the Drilling Services Contracts.

                  o        Review of drawings and specifications and procedures

                  o Closely liaise with the Unit Operator regarding contract schedule and mobilisation plan.

                  o        Development of SIMOPS procedures and manuals.



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14.3     Remuneration

         The rates and prices are the fully inclusive cost of all the obligations set forth in the Agreement including but not limited to the cost of all management, administration, engineering, design, estimating and documentation, the cost of all personnel (including salary burdens), all taxes, immigration requirements complying with Government and Statutory regulations and all Unit Operator regulations, safety requirements, quality control, insurances, financing costs, profits, attendance on subcontractors and all ordinary risks and services to Contractor, liabilities, obligations and risks which under the terms of the Agreement are to be borne by the Contractor, materials and equipment, any and all transport import duties/assessments, insurance and permits related to such material and equipment, supervision and inspection and the like to perform the Work.

14.4     NOT USED

14.5     TRAVEL AND ACCOMMODATION

         If the Work requires the Contractor's personnel to travel to the Unit Operator`s premises in Perth or other locations as directed by the Unit Operator, then unless otherwise agreed, the Unit Operator will reimburse the Contractor all reasonable travel and accommodation expenses necessary for, and wholly incurred in the performance of the Work (provided that the Contractor has obtained prior approval from the Unit Operator for such expenditure). The reimbursement will be subject to submission by the Contractor of documentary evidence acceptable to the Unit Operator of the expenses incurred. The costs and expenses to be reimbursed exclude alcoholic beverages and tobacco and are limited to:

                  o        the actual cost of accommodation and meals;

                  o        other reasonable travel expenses at actual cost; and

                  o economy class or business class air travel for International routes.

14.6     Timesheets

         Where remuneration for the Contractor is calculated on a time worked basis, the Contractor shall prepare the Unit Operator weekly time sheet(s) for approval by the Unit Operator. Invoices shall be submitted monthly and substantiated by the Unit Operator approved timesheets.

D)       INSPECTION REQUIREMENTS

         Inspection requirements for drill pipe, drill collars and other downhole tools:

         Drill pipe, drill collars and downhole equipment shall be initially inspected at the commencement of the term hereof at Contractor's expense. Contractor may supply new or used drill pipe and collars. Should Contractor provide used drill pipe, a complete inspection including, but not limited to, magnetic particle, ultrasonic, inside and outside optical, gauging of the outside diameter and tool joint general inspection, must be provided by Contractor at Contractor's sole expense. After the



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         initial inspection, drill collars and downhole equipment shall be inspected at least once per well. If requested by Unit Operator, drill pipe will also be inspected at the end of each well on a rotational basis. By rotational basis it is meant that the bottom half of drill pipe in service will be inspected with the upper half replaced with inspected drill pipes. The cost of all inspections after the initial inspection shall be at Unit Operator's sole cost and expense.

         Inspections following the initial inspection shall include but not be limited to the following tests:

         (a)      Magnetic particle inspection.

         (b)      Ultrasonic inspection.

         (c)      Inside and outside optical inspection.

         (d)      Gauging of the outside diameter.

         (e)      Drill pipe tool joint threads and general inspection.

         (f) Drill collars tool joint general inspection and full length magnetic particle inspection.

         Initial inspection of Contractor's drill pipe, drill collars and downhole equipment shall be to T.H. Hill DS-1 category 5 procedures

         The result of all inspections shall be made available to Unit Operator and the "API RP, 7G Table 10.1 Classification of Used Drill Pipe" will be followed to accept or reject pipe within the criteria that only new or Premium Class pipe shall be used.

         Drill collar rotary shouldered connections must conform to API 7G. All Drill collars of 7" OD and greater which do not meet the following Bending Strength Ratio requirements will not be acceptable and must not be included in the drill string:

         (a) Bending Strength Ratio must be equal to or greater than 2.5 for drill collars having inside diameters of 2.0" or larger.

         (b) Bending Strength Ratio must be 2.25 or greater for drill collars having inside diameters less than 2.0".

         Drill collar outside diameters will be measured and recorded in the IADC report when picked up for use in the drill string. Additional measurements will be taken at the request of Unit Operator's supervisor and any collar not meeting the above specification will be laid down and replaced.



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                                    EXHIBIT A

                                  ATTACHMENT 1

EXAMPLE CALCULATIONS

The following example calculations are provided for the purposes of Clause 16.4 of the Agreement:

1. SCENARIO 1: MARGIN SECURED UNDER REPLACEMENT CONTRACT IS < MARGIN UNDER THIS AGREEMENT

         Agreement Day Rate:        $97,500
         Direct Operating Costs:    $38,000
         Margin:                    $59,500

Dayrate on Alternative Work     $ 50,000       $ 60,000        $ 70,000       $ 80,000        $90,000         $97,500
   Direct Operating Costs       $ 38,000       $ 38,000        $ 38,000       $ 38,000        $38,000         $38,000
           Margin               $ 12,000       $ 22,000        $ 32,000       $ 42,000        $52,000         $59,500

 Margin under Agreement Day     $ 59,500       $ 59,500        $ 59,500       $ 59,500        $59,500         $59,500
            Rate
     Difference between         $(47,500)      $(37,500)       $(27,500)      $(17,500)       $(7,500)        $     0
 Alternative and Agreement
           Margin

In each case the Unit Operator will reimburse the Contractor at 100% of the difference between the Margin under the Agreement and under the Alternative.



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2.       SCENARIO 1: MARGIN SECURED UNDER REPLACEMENT CONTRACT IS > MARGIN UNDER
         THIS AGREEMENT

         Agreement Day Rate:        $97,500
         Direct Operating Costs:    $38,000
         Margin:                    $59,500

       Dayrate on Alternative Work              $100,000           $110,000            $120,000           $130,000
          Direct Operating Costs                $ 38,000           $ 38,000            $ 38,000           $ 38,000
                  Margin                        $ 62,000           $ 72,000            $ 82,000           $ 92,000

Where the margin under the Alternate day rate is > than the margin under the Agreement, the Unit Operator will be reimbursed at 85% of the difference

     Margin under Agreement Day Rate             $59,500            $59,500            $59,500             $59,500
    Difference between Alternative and           $ 2,500            $12,500            $22,500             $32,500
             Agreement Margin
   Reimbursement to Unit Operator (85%)          $ 2,125            $10,625            $19,125             $27,625



Note:

     1) The Day Rate under the Agreement as detailed above shall be adjusted accordingly in the event of any adjustments to the Day Rates under the Agreement.

     2) The formulae applied above shall apply equally to the Standby Rates under the Agreement and the replacement contract.



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                                    EXHIBIT A

                                  ATTACHMENT 2


EXAMPLE CALCULATIONS

The following example calculations are provided for the purposes of demonstrating the application of mechanisms for reimbursement detailed under
Article 16.6, to apply in the event of termination by Unit Operator for Political Force Majeure.

Note: The calculations provided below are for illustrative purposes only. The actual costs to be used in such event shall be determined according to the applicable Daily Rates under this Agreement at the time of termination, the final agreed costs of modifications and the actual third party documented costs of demobilisation.


a) EXAMPLE A: UNIT OPERATOR GIVES NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ON JUNE 20TH 2001

     The amount due under Article 16.6.1(a) is calculated as follows:

     Termination Fee                         =        $3,000,000
     Cost of Modifications                   =        $to be determined

     TOTAL                                   =        $3,000,000 + MODIFICATIONS

b) EXAMPLE B: UNIT OPERATOR GIVES NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ON SEPTEMBER 30TH 2001

     The amount due under Article 16.6.1(b) is calculated as follows:

     Termination Fee                         =        $3,000,000
     Maximum 30 days at agreed day rate      =        $2,925,000*
     Cost of Modifications                   =        $to be determined
     Demobilisation Costs                    =        $10,000,000** (estimated maximum
                                                      based on costs to Gulf of Mexico)
     Day Rate during demobilisation          =        Included in Demobilisation costs
                                                      above

     TOTAL                                   =        $15,925,000*** + MODIFICATIONS

c) EXAMPLE C: UNIT OPERATOR GIVES NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ON JANUARY 31ST 2002

     The amount due under Article 16.6.1(c) is calculated as follows:



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
     Termination Fee                         =        $3,000,000
     Maximum 60 days at agreed day rate      =        $5,850,000*
     Cost of Modifications                   =        $to be determined
     Demobilisation Costs                    =        $10,000,000** (estimated maximum
                                                      based on costs to Gulf of Mexico)
     Day Rate during demobilisation          =        Included in Demobilisation costs
                                                      above

     TOTAL                                   =        $18,850,000* + MODIFICATIONS

d) EXAMPLE D: UNIT OPERATOR GIVES NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ON DECEMBER 31ST 2002.

     For the purposes of the calculation it is assumed that the Drilling Unit commenced the Work on location on 1st June 2002 (i.e. 214 days completed)

     The amount due under Article 16.6.1(d) is calculated as follows:

     Remaining days due based on the estimated term of this Agreement of 600 days:

     600 - 214                               =        386 days
     Less Demobilisation duration
     (assume 45 days)                        =        341 days
     25% of remaining days                   =        85.25 days

     Termination Fee                         =        $3,000,000
     25% of remaining days @ day rate        =        $8,311,875*
     Remaining Cost of Modifications         =        $to be determined
     Demobilisation Costs                    =        $10,000,000** (estimated maximum
                                                      based on costs to Gulf of Mexico)
     Day Rate during demobilisation          =        Included in Demobilisation costs
                                                      above

     TOTAL                                   =        $21,311,875*** + MODIFICATIONS

e) EXAMPLE E: UNIT OPERATOR GIVES NOTICE OF TERMINATION FOR POLITICAL FORCE MAJEURE ON JUNE 30TH 2003

     For the purposes of the calculation it is assumed that the Drilling Unit commenced the Work on location on 1st June 2002 (i.e. 395 days complete).

     The amount due under Article 16.6.1(e) is calculated as follows:

     Remaining days due based on the estimated term of this Agreement of 600 days:

     600 - 395                               =        205 days
     Less Demobilisation duration
     (assume 45 days)                        =        160 days
     25% of remaining days                   =        40 days



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
     Termination Fee                         =        $1,500,000
     25% of remaining days @ day rate        =        $3,900,000*
     Remaining Cost of Modifications         =        $to be determined
     50% of Demobilisation Costs             =        $5,000,000** (estimated maximum
                                                      based on costs to Gulf of Mexico)
     Day Rate during demobilisation          =        Included in Demobilisation costs
                                                      above

     TOTAL                                   =        $10,400,000*** + MODIFICATIONS

f) EXAMPLE F: UNIT OPERATOR GIVES NOTICE OF TERMINATION FOR FORCE MAJEURE ON OCTOBER 31ST 2003

     For the purposes of the calculation it is assumed that the Drilling Unit commenced the Work on location on 1st June 2002 (i.e. 518 days complete).

     The amount due under Article 16.6.1(f) is calculated as follows:

     Termination Fee                         =        $1,000,000
     Remaining Cost of Modifications         =        $to be determined
     Demobilisation to Darwin                =        $1,250,000 (as per Exhibit A, Item
                                                      C.11)
     Day Rate during demobilisation          =        Included above

     TOTAL                                   =        $2,250,000 + MODIFICATIONS

NOTES

* The day rate compensation amounts marked * above will not apply if Contractor secures alternative work for the Drilling Unit and the margin under such replacement contract is greater than the margin under this Agreement, when compared over the portion of the Initial Term of 600 days remaining at the time of termination.

     If the margin under any such replacement contract is less than the margin under this Agreement, the amounts marked * above represent the maximum payable by Unit Operator in respect of day rate compensation.

** The demobilisation costs as marked ** above will be offset against the additional margin secured by Contractor under any replacement contract.

*** The total costs as marked *** above will reduce accordingly in the event of reductions to the day rate compensation and / or demobilisation.

EXAMPLE CALCULATION WITH REPLACEMENT CONTRACT

The following example calculation is provided to illustrate the compensation due to Contractor and Unit Operator if Contractor secures alternative work at a higher day rate than under this Agreement.



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This example is based on the following scenario:

     o Unit Operator gives Notice of termination for Political Force Majeure on 31st December 2002

     o Contractor secures a replacement contract at a day rate of $110,000 that results in a higher margin for Contractor

     o The replacement contract is in a location 10 days transit time from the Area of Operations under this Agreement

     o    The duration of the replacement contract is 12 months

Calculation

Remaining days due based on the estimated term of this Agreement of 600 days:

     600 - 214                               =        386 days
     Less Demobilisation duration (10 days)  =        376 days
     25% of remaining days                   =        94 days

     i)   Termination Fee                    =        $3,000,000

     ii)  25% of remaining days @ day rate   =        $0 (See note 1}

     iii) Remaining Cost of Modifications    =        $to be determined

     iv)  Demobilisation Costs               =        $1,500,000 (estimate)

     v)   Day Rate during demobilisation     =        Included in Demob costs above

          TOTAL                              =        $4,500,000 + MODIFICATIONS

The above amount is payable by Unit Operator at time of termination.

Note 1: Compensation for remaining days in ii) above does not apply where the margin under the replacement contract is greater than the margin under this Agreement.

Contractor shall reimburse Unit Operator the difference between Contractor's earnings under the replacement contract and the earnings that Contractor would have received under this Agreement at 100% of the difference until such time as the demobilisation fee is repaid in full, and thereafter 85% of the difference.

The amounts reimbursed to Unit Operator would therefore be as follows, assuming that Contractor's rig and local direct operating costs are the same in both cases:

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
1st Quarter of replacement contract:
Contractor's earnings under replacement Contract=        90 x $110,000 = $9,900,000
Earnings for equivalent period under this Agreement      =        $8,775,000
                                                                  ----------
Difference                                               =        $1,125,000
Amount repaid to Unit Operator                           =        $1,125,000

2nd Quarter of replacement contract
Contractor's earnings under replacement Contract         =        $9,900,000
Earnings for equivalent period under this Agreement      =        $8,775,000
                                                                  ----------
Difference                                               =        $1,125,000

Amount repaid to Unit Operator:
Remaining amount for Demobilisation                      =        $  375,000
Plus 85% of the remaining additional margin     =        85% x 750,000 = $637,500
                                                         -------------
Total                                                    =        $1,012,500

3rd Quarter of replacement contract
Contractor's earnings under replacement Contract         =        $9,900,000
Earnings for equivalent period under this Agreement      =        $8,775,000
                                                                  ----------
Difference                                               =        $1,125,000
Amount repaid to Unit Operator: 85% of the difference    =        $  956,250

4th Quarter of replacement contract
Same as for 3rd Quarter

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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


                                   EXHIBIT "B"

                  CONTRACTOR'S LABOUR AND SUPERVISORY PERSONNEL

                                SHORE BASE STAFF



                  PERMANENT     AUSTRALIAN      EAST         USA        SHORT CREW OR    AUSTRALIAN    AUSTRALIAN AWARD
                  POSITION       NATIONAL     TIMORESE    EXPATRIATE       ADD RATE      AWARD RATE)    CLASSIFICATION
                  ---------     ----------    --------    ----------    -------------    -----------   ----------------
SHOREBASE
Area Manager                                                  1               N/A
Rig Superintendent                                            1               N/A
Finance & Admin. Manager                                      1               N/A
Materialsman                        1                                         N/A
Administrative Asst.                1                                         N/A
Personnel Manager                   1                                         N/A
HES Manager                         1                                         N/A
                    TOTALS          4             0           3

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


                                 RIG BASED STAFF

                    PERMANENT                     AUSTRALIAN     EAST        USA
                    POSITION                       NATIONAL    TIMORESE   EXPATRIATE   SHORT CREW OR  AUSTRALIAN   AUSTRALIAN AWARD
                ROTATION POSITION                   21/21        21/21      28/28        ADD RATE     AWARD RATE)    CLASSIFICATION
                -----------------                 ----------   --------   ----------   -------------  -----------  ----------------
Rig Manager/OIM                                                               1            $767
Assistant Rig Manager                                                         2             677
Rig/Barge Engineer                                                            1             623
Driller                                                                       2             613
Assistant Driller                                     2                                     525
Derrickman                                            2                                     481
Floorman                                              6                                     446
Crane Operator                                        2                                     497
Shaker Hand                                           2                                     441
Lead Roustabout                                       2                                     443
Roustabout                                            6                                     433
Welder                                                1                                     497
Electronics (SCR) Technician                                                  1             598
Warehouseman                                          1                                     476
Medic/Safety, Training Coordinator                                            1             477
Electrician                                           1                                     601
Mechanic                                              1                                     601
Motorman                                              2                                     455
Radio Operator/Clerk                                  1                                     476
Paint Foreman                                                      1                        216
Painters                                                           4                        173
Chief Steward                                         1
Stewards
Chief Cook (Day)
Day Galley Hand
Night Cook                                            1
Night Galley Hand
Utility Staff                                         4
               SUB-TOTALS                            35           5          8
NOTE: CATERING PERSONNEL WILL VARY AS THE  SEE NEXT TAB FOR CREW
         QUARTERS LOAD CHANGES.                   ROTATION

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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


                           CONTRACTOR'S NOTIONAL CREWS

                                SHORE BASE STAFF

                                                                                 STANDBY
                                                       STANDBY      STANDBY       (OFF      STANDBY   STANDBY     STANDBY
                            MOB     DEMOB   DRILLING  (GENERAL)  (INFIELD MOVE)  WEATHER)  (STACKED)  (REPAIR)  (HOTEL RATE)
                          -------  -------  --------  ---------  --------------  --------  ---------  --------  ------------
                          ON  OFF  ON  OFF  ON   OFF  ON    OFF  ON         OFF  ON   OFF  ON    OFF  ON   OFF  ON       OFF
Area Manager               1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
Rig Superintendent         1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
Finance & Admin. Mgr.      1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
Materialsman               1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
Administrative Asst.       1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
Personnel Manager          1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
HES Manager                1   NA   1   NA   1    NA   1     NA   1          NA   1    NA   1     NA   1    NA   1        NA
                          --  ---  --  ---  --   ---  --    ---  --         ---  --   ---  --    ---  --   ---  --       ---
            SUB-TOTALS     7   NA   7   NA   7    NA   7     NA   7          NA   7    NA   7     NA   7    NA   7        NA
                          ==  ===  ==  ===  ==   ===  ==    ===  ==         ===  ==   ===  ==    ===  ==   ===  ==       ===

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                                 RIG BASED STAFF

                                                                                 STANDBY   STANDBY                        STANDBY
                                                                       STANDBY   (INFIELD    (OFF     STANDBY   STANDBY   (HOTEL
                                            MOB     DEMOB   DRILLING  (GENERAL)   MOVE)    WEATHER)  (STACKED)  (REPAIR)   RATE)
                                          -------  -------  --------  ---------  --------  --------  ---------  --------  -------
                                          ON  OFF  ON  OFF  ON   OFF  ON    OFF  ON   OFF  ON   OFF  ON    OFF  ON   OFF  ON  OFF
Rig Manager/OIM                            1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Assistant Rig Manager                      2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Rig/Barge Engineer                         1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Driller                                    2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Assistant Driller                          2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Derrickman                                 2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Floorman                                   6    6   6    6   6     6   6      6   6     6   6     6   6      6   6     6   6    6
Crane Operator                             2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Shaker Hand                                2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Lead Roustabout                            2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Roustabout                                 6    6   6    6   6     6   6      6   6     6   6     6   6      6   6     6   6    6
Welder                                     1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Electronics (SCR) Technician               1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Warehouseman                               1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Medic/Safety/Training                      1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Electrician                                1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Mechanic                                   1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Motorman                                   2    2   2    2   2     2   2      2   2     2   2     2   2      2   2     2   2    2
Radio Operator/Clerk                       1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Paint Foreman                              1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Painters                                   4    4   4    4   4     4   4      4   4     4   4     4   4      4   4     4   4    4
Chief Steward                              1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Stewards
Chief Cook (Day)
Day Galley Hand
Night Cook                                 1    1   1    1   1     1   1      1   1     1   1     1   1      1   1     1   1    1
Night Galley Hand
Utility Staff                              4    4   4    4   4     4   4      4   4     4   4     4   4      4   4     4   4    4
                                          --  ---  --  ---  --   ---  --    ---  --   ---  --   ---  --    ---  --   ---  --  ---
            Sub-Totals                    48   48  48   48  48    48  48     48  48    48  48    48  48     48  48    48  48   48
                                          ==  ===  ==  ===  ==   ===  ==    ===  ==   ===  ==   ===  ==    ===  ==   ===  ==  ===

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                      CONTRACTOR EMPLOYEE INFORMATION FORM

1.   Company Name:
                                      ------------------------------------------

2.   Contract:
                                      ------------------------------------------

3.   Full Name of Employee  -         Family Name
                                                  ------------------------------

                                      Given Name
                                                 -------------------------------

4.   Date of Birth:
                                      ---------------------------------

5.   Classification:
                                      ---------------------------------

6.   Current Residential Address:
                                      ------------------------------------------

                                      ------------------------------------------

7.       Passport Number/Identification Card Number:
                                                     ---------------------------
8.       HUET                         Expiry Date:
                                                             -------------------
9.       Well Control Certification: Course:                , Level:           ,
                                            ----------------        -----------
         Expiry Date:    .
                     ----

Please also provide copies of the relevant pages of the Passport/Identification Card showing the photograph of the employee and the relevant details, HUET Certificate, Well Control Certificate (for relevant personnel).

In submitting this form, Contractor acknowledges to Unit Operator that this proposed employee has proved to be acceptable pursuant to the requirements of the Treaty and in accordance with the recruitment and selection processes described in the Contractor's Industrial Relations Management Plan. Contractor confirms that it has a complete record, and proof on file, of the date of birth; trades certificates or licences (if applicable); qualifications and membership to technical associations (if applicable); and current union membership (if applicable) of the proposed employee and is satisfied that the proposed employee is adequately and suitable qualified to undertake the classification for which the person is being proposed.

                                       (Contractor Representative)
--------------------------------------

Approved/Disapproved for Processing:                                   (for Unit
                                    -----------------------------------
Operator)

Notes for the use of the Unit Operator only:

1.   Is this submission to be audited?       Yes/No


2.   Result of the audit:                    Acceptable/Deficient

3.   Audit Comments:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

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                                   EXHIBIT "C"

                     MATERIALS, SUPPLIES & SERVICES PROVIDED

                         BY CONTRACTOR AND UNIT OPERATOR


Unit Operator's Operations Base shall be Darwin, Northern Territory, Australia for the purposes of this Exhibit "C".

A          DRILLING LOCATION                                                 PROVIDED BY:          AT COST TO:
1          Required license, permit clearance to enter and/or leave          Unit Operator         Unit Operator
           drilling location.

2          Location survey and marker buoys.                                 Unit Operator         Unit Operator

3          Sea Bottom Survey as may be required by Unit Operator or          Unit Operator         Unit Operator
           Government or Contractor's Underwriters.

4          Primary Anchors and Anchor Chains, Cables, Buoys, Pendant         Contractor            Contractor
           Wires, Chain Chaser and Associated Equipment (for up to 100
           metres of water depth) necessary for moving the Drilling Unit on and off platforms.

5          Repair or replacement of pendant wires, buoys, and associated     Contractor            Contractor
           equipment as result of operations.

B         TRANSPORTATION / HANDLING                                          PROVIDED BY:           AT COST TO:
1         Transportation of Unit Operator, Contractor and third party
          Unit Operator Unit Operator personnel between Unit Operator's
          Operations Base or heliport and the Drilling Unit offshore
          (whether by crew boat or helicopter).

2         Transportation of Contractor personnel to and from Unit            Contractor             Contractor
          Operator's Operations Base or heliport excepting for
          transportation offshore as provided in 1. above.



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
3         Transportation of Unit Operator, Contractor and third party        Unit Operator         Unit Operator
          equipment and spares and materials (including foodstuffs and containers for disposing of waste, contaminated cuttings and fluids as required) by supply boat(s) or helicopter as
          appropriate, between Unit Operator's Operations Base and the
          Drilling Unit offshore.

4         Loading and unloading of Unit Operator, Contractor and third       Unit Operator          Unit Operator
          party equipment at Unit Operator's Operations Base or heliport, onto and off supply boats or helicopters or onto and off of
          Contractor provided transportation at the Unit Operator's
          Operations Base or heliport pursuant.

5         Transportation of Contractor's Equipment except as provided in     Contractor             Contractor
          3. above.

6         Loading and unloading facilities for the transfer of any           Contractor             Contractor
          equipment and personnel between Supply boats and the Drilling
          Unit.

7         Anchor Handling Supply Vessels acceptable to Contractor's          Contractor             Unit Operator
          underwriter's insurance surveyor for in-field towing the
          Drilling Unit and for handling the Drilling Anchors (see
          article 2.7 of the Agreement).

8         Tie up lines for mooring supply vessel to Drilling Unit:
                   -  First Set.
                   -  Replacement Set(s).                                    Contractor             Contractor
                                                                             Contractor             Unit Operator

9         Hoses for transfer of bulk and liquid materials between supply boats and Drilling Unit:
                   - First Set.                                              Contractor             Contractor
                   - Replacement Set(s).                                     Contractor             Unit Operator
          Dry-break couplings for SBM, base oil and diesel hoses             Contractor             Contractor
          Flotation for SBM, base oil and diesel hoses
                                                                             Contractor             Contractor

10        Supervision of towing, ballasting, jacking up, jacking down,       Contractor             Contractor
          pre loading, skidding cantilever or drill package



                                       69
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
C        OPERATIONS                                                          PROVIDED BY:           AT COST TO:
1        Office, warehouse and storage facilities for Contractor material    Contractor             Contractor
         personnel, equipment and spare parts.

2        Office, warehouse and storage facilities for Unit Operator's        Unit Operator          Unit Operator
         material personnel, equipment and spare parts.

3        Accommodation for Contractor's personnel onshore.                   Contractor             Contractor

         (a)      except for rig personnel during evacuation periods,        Contractor             Unit Operator
         which is for Unit Operator's account.

4        Accommodation of Unit Operator's personnel onshore                  Unit Operator          Unit Operator

5        (a)      Marine and aeronautical radios (including intrinsically    Contractor             Contractor
         safe hand sets), and telex communications equipment and Radio
         Unit Operators between Operations Base, onshore locations, helicopters, supply vessels and Drilling Unit.
         (b)      Stabilised Inmarsat satellite terminal for voice and       Contractor             Contractor
         data transmission.
         c)       Stabilised satellite terminal for voice and data           Contractor             Unit Operator
         transmission [3 lines for Unit Operator (1 Drilling Supervisor,
         2 TBA), 1 crew and 1 OIM phone].
         (d)      Modem and PC equipment for data transmission.              Contractor             Unit Operator
         (e) Internal / external communications and paging system onboard    Contractor             Contractor
         the Drilling Unit.
         Call and service charges for (a) and (b) with Unit Operator back                           Contractor
         charged for documented usage.
         Call and service charges for (c) and (d)                                                   Unit Operator

6        Dockside and heliport facilities.                                   Unit Operator          Unit Operator

7        Out-of-pocket cost of moving Unit Operator personnel, equipment     Unit Operator          Unit Operator
         and spare parts, when Unit Operator's Operations Base is moved.

8        Out-of-pocket cost of moving Contractor's personnel, equipment      Contractor             Contractor
         and spare parts, when Contractor's Operations Base is moved.



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
9        Custom duties, port fees, taxes, licenses import tariffs,           Contractor             Contractor
         pilotage fees, wharfage fees (except as provided in 10 below), and cost of similar charges including any brokerage fees
         relative to the Drilling Unit and supplies on other than Unit
         Operator / third party supplied materials.

10       Custom duties, port fees, taxes, licenses import tariffs,           Unit Operator          UNIT OPERATOR
         pilotage fees, wharfage fees (except as provided in 11 below), and cost of similar charges including any brokerage fees
         relative to any Unit Operator or Third Party materials,
         equipment and supplies used or employed exclusively for Unit
         Operators' drilling operations.

11       Wharfage fees between Unit Operator's Operations Base and the       Unit Operator          Unit Operator
         Drilling Unit for equipment and supplies used or employed
         exclusively for Unit Operators' drilling operations.

D        THIRD PARTY SERVICES                                                PROVIDED BY:           AT COST TO:

1        ROV equipment and services and installation costs.                  Unit Operator          Unit Operator

2        Drill stem testing tools and services.                              Unit Operator          Unit Operator

3        Base mounts for burner boom installation installed permanently on   Contractor             Contractor
         the Drilling Unit

4        Electric well logging equipment and services.                       Unit Operator          Unit Operator

5        Mud logging equipment and services.                                 Unit Operator          Unit Operator

6        Mud supervision.                                                    Unit Operator          Unit Operator

7        Centrifuge Rental including supervisor                              Unit Operator          Unit Operator

8        Well geological logging equipment and services.                     Unit Operator          Unit Operator

9        Acidising, fracturing and other special services.                   Unit Operator          Unit Operator

10       Directional Drilling services.                                      Unit Operator          Unit Operator

11        Well directional surveys                                           Unit Operator          Unit Operator



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

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
12       Cementing service.                                                  Unit Operator          Unit Operator

13       Coring Services not on rig inventory.                               Unit Operator          Unit Operator

14       Well Completion services.                                           Unit Operator          Unit Operator

15       Well test equipment and services.                                   Unit Operator          Unit Operator

16       Weather forecasting and reporting services.                         Unit Operator          Unit Operator

17       Special tools, services and equipment not herein specifically       Unit Operator          Unit Operator
         designated but requested for the operations.

18       Inspection of Contractor's drillpipe, drill collars and other in hole equipment in accordance with Exhibit "A" Item "D" of the Agreement.
         a)       Initial Inspection                                         Contractor             Contractor
         b)       Subsequent Inspections                                     Unit Operator          Unit Operator

19       Inspection of Unit Operator's or Third Party supplied drillpipe,
         Unit Operator Unit Operator drill collars and other in hole equipment.

20       Fishing, casing cutting and other related services.                 Unit Operator          Unit Operator

21       Wellhead and Xmas tree installation and maintenance services.       Unit Operator          Unit Operator

22       Casing and tubular handling services in excess of those services
         Unit Operator Unit Operator provided under this Agreement.

23       Contractor to furnish to Unit Operator at start of first well       Contractor             Contractor
         documentary evidence of satisfactory up-to-date inspection of equipment shown in Item 18 above.

24       Any other Third Party Services and Supplies (other than those       Unit Operator          Unit Operator
         specifically provided for elsewhere within this Agreement as being Contractor's responsibility) being for the account of Unit
         Operator.  Such services and supplies must be approved in advance by Unit Operator.

25       Unit Operator or Third Party supplied equipment repaired or         Contractor             Unit Operator
         maintained by the Contractor at the request of the Unit Operator.



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
E       MATERIALS AND SUPPLIES                                              PROVIDED BY:           AT COST TO:
1       Cement and cement additives.                                        Unit Operator          Unit Operator

2       All mud chemicals and completion fluids.                            Unit Operator          Unit Operator

3       All fuel onboard the Drilling Unit at the time of the on-hire       Contractor             Unit Operator
        survey (less any tax, duty or excise refunded to the Contractor).

4       All fuel for Drilling Unit during the term of this Agreement        Unit Operator          Unit Operator

5       Greases and dope for Contractor's DP and DC.                        Contractor             Contractor

6       Greases and dope for casing, tubing and Unit Operator furnished     Unit Operator          Unit Operator
        Equipment.

7       Greases and lubricants for the Drilling Unit.                       Contractor             Contractor

8       Hydraulic fluid and any additives for BOP and control unit.         Contractor             Contractor

9       Drilling water.                                                     Unit Operator          Unit Operator

10      Potable water in excess of production of water distillation unit    Unit Operator          Unit Operator
        installed on board the Drilling Unit.

11      Drilling bits, diamond bits, core heads and catchers and bit        Unit Operator          Unit Operator
        breakers other than those supplied under this Agreement.

12      Screens for shale shaker and mud cleaner:
        (a)       Up to and including 120 mesh for shale shaker.            Contractor             Contractor
        (b)       Above 120 mesh for shale shaker.
        (c)       Up to and including 200 mesh for mud cleaner.             Contractor             Unit Operator
        (d)       Above 200 mesh for mud cleaner.                           Contractor             Contractor

                                                                            Unit Operator          Unit Operator

13      Replacement parts for Contractor's hole openers, drilling bumper    Contractor             Unit Operator
        subs, reamers, stabilizers, safety joint, jars and fishing tools.

14      Casing protectors (DP Rubbers) for Contractor and Unit Operator     Contractor             Contractor
        furnished drill pipe.



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
15      Meals on board Drilling Unit for:
        - Meals and lodging for Contractor's Employees and up to            Contractor             Contractor
        and including 15 Unit Operator personnel.

        - Meals and lodging for Unit Operator personnel or Unit             Contractor             Unit Operator
        Operator's authorized representatives and third party personnel contracted by Unit Operator in excess of 15 will be charged per meal or bed per person as detailed in EXHIBIT "A".

16      BOP spares replaced by reason of normal wear and tear.              Contractor             Contractor

17      BOP spares replaced by reason of other than fair, wear and tear.    Contractor             Unit Operator

18      BOP rubber goods as required by Phillips after initial inspection   Contractor             Contractor
        prior to spud of first well under this Agreement required only if rubber goods fail to test. All rubber goods used by the
        Contractor are to rated for use with Synthetic and Oil Based Muds.

19      Mud pump liners, pistons and swabs in sizes 6", 6-1/2", and 7".     Contractor             Contractor

20      Mud pump liners, pistons and swabs in sizes other than those        Contractor             Unit Operator
        supplied under this Agreement.

21      Ring gaskets to suit Contractor's BOP and associated equipment.     Contractor             Contractor

F       DRILLING EQUIPMENT                                                  PROVIDED BY:           AT COST TO:
1       Contractor supplied equipment as detailed in EXHIBIT "D".           Contractor             Contractor

2       Maintenance and rental of cementing unit.                           Unit Operator          Unit Operator

3       Maintenance and spare parts for all Contractor furnished            Contractor             Contractor
        equipment unless otherwise provided.

4       Fishing tools supplied under this Agreement for fishing             Contractor             Contractor
        Contractor furnished in-hole equipment.




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
5       Fishing Tools other than those supplied by the Contractor under     Unit Operator          Unit Operator
        this Agreement.

6       Deflection tools and other special tools for directional drilling.  Unit Operator          Unit Operator

7       Slick line Unit for running well survey equipment.                  Contractor             Contractor

8       Well completion tools and equipment.                                Unit Operator          Unit Operator

9       Tubing and tubing handling equipment.                               Unit Operator          Unit Operator

10      3 1/2 " drill string including 4 3/4" DC, handling tools,           Contractor             Contractor
        cross-over subs, safety and stab valves and fishing tools, as specified in the schedule detailed in EXHIBIT "D".

11      Formation testers, sidewall samplers, squeeze tools etc.            Unit Operator          Unit Operator

12      Cementing heads.                                                    Unit Operator          Unit Operator

13      Elevators, manual and power tongs and handling tools for 30", 20"   Contractor             Contractor
        and/or 18-5/8", 13-3/8", 10-3/4", 9-5/8", 7-5/8 and/or 7" casing as specified in the schedule detailed in EXHIBIT "D".

14      Hole openers, reamers, stabilizers other than those specified in    Unit Operator          Unit Operator
        the schedule detailed in EXHIBIT "D".

15      Drill pipe wipers.                                                  Contractor             Contractor

16      Casing cutters and casing spears in excess of that supplied under   Unit Operator          Unit Operator
        this Agreement.

17      Replacement and/or repair of lost or damaged in-hole equipment      Contractor             Unit Operator
        (according to Agreement).

18      Thread protectors and Lift Nubbins for all Contractor's equipment.  Contractor             Contractor

19      Deluge system for well testing.                                     Contractor             Contractor

20      Burner Boom and mounting bases for the installation of 90' burner   Contractor             Contractor
        booms.



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
G       WELL EQUIPMENT                                                      PROVIDED BY:           AT COST TO:
1       All tubular goods, including casing, tubings, hangers and packers.  Unit Operator          Unit Operator

2       Casing shoes, collars, baskets, centralizers, float equipment,      Unit Operator          Unit Operator
        scrapers, baffles scratchers, etc.

3       Landing bases, guide bases and templates.                           Unit Operator          Unit Operator

4       Well heads including casing and tubular heads, spacer tools, wear   Unit Operator          Unit Operator
        bushings, ring gaskets, etc.

5       Valves, xmas trees and necessary tools and equipment for            Unit Operator          Unit Operator
        installation.

6       All Running and Testing tools for Unit Operator wellhead            Unit Operator          Unit Operator
        furnished equipment.

H      SAFETY                                                                 PROVIDED BY:           AT COST TO:
1      Radio equipment for communication, including portable sets as          Contractor             Contractor
       reasonably required by Unit Operator.

2      Radio equipment for communication with supply vessels and              Contractor             Contractor
       helicopters including portable sets required by Contractor.

3      Permits, licences required for operation of Contractor's               Contractor             Contractor
       communication equipment (Unit Operator to assist).

4      First aid medical attention for all persons aboard the Drilling        Contractor             Contractor
       Unit.

5      First aid equipment and hospital room on board the Drilling Unit.      Contractor             Contractor

6      First aid and medical attention for Contractor's personnel onshore.    Contractor             Contractor

7      First aid and medical attention for Unit Operator's personnel          Unit Operator          Unit Operator
       onshore.



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
8      Transport and/or medivac service from the Drilling Unit to the         Unit Operator          Unit Operator
       Unit Operator's Base for injured persons requiring medical treatment onshore.

9      Safety hats, shoes, glasses, clothing and gloves for Contractor's      Contractor             Contractor
       personnel.

10     Safety hats, shoes, glasses, clothing and gloves for Unit              Unit Operator          Unit Operator
       Operator's personnel.

11     Safety goggles and face shields for grinding and impact work and       Contractor             Contractor
       welding gloves, aprons and masks for Contractor's personnel.

12     Safety gear for using oil mud and/or high density brine.               Contractor             Contractor

13     Fire fighting equipment according to all existing applicable laws      Contractor             Contractor
       and regulations.

14     Navigation aids as required by Government regulations in either        Contractor             Contractor
       stationary or moving mode.

15     Buoys for marking pattern on location, if required.                    Unit Operator          Unit Operator

16     Approved safe storage, fuel transport and refuelling equipment on      Contractor             Contractor
       Drilling Unit for helicopter fuel.

17     All necessary life saving and safety equipment to conform to all       Contractor             Contractor
       existing applicable laws and regulations.

18     Connection of the Drilling Unit Fire and Gas and Emergency Shut        Unit Operator          Unit Operator
       Down system with production platform Fire and Gas and Emergency
       Shut Down systems.

19     Training and Induction courses for Contractor personnel for            Contractor             Contractor
       Combined Operations.

I      MISCELLANEOUS                                                          PROVIDED BY:           AT COST TO:
1      Helicopter pad to accommodate a Sikorsky S-61 helicopter or larger.    Contractor             Contractor

2      All hand and power tools required for normal maintenance of            Contractor             Contractor
       Drilling Unit components.



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
3      Space for geologist's lab on Drilling Unit.                            Contractor             Contractor

4      Offices for Unit Operator's P.E., geologist and Drilling               Contractor             Contractor
       Supervisors.

5      Radios as required by registry of the Drilling Unit and by             Contractor             Contractor
       applicable laws in Area of Operation.

6      Licensed and competent radio and telex Unit Operator aboard the        Contractor             Contractor
       Drilling Unit (24-hour watch).

7      Non directional radio beacon (including necessary licenses) to aid     Contractor             Contractor
       helicopter navigation.

8      All insurances required under this Agreement for Contractor's          Contractor             Contractor
       equipment, assets and personnel.

9      All insurances for the Unit Operator's equipment, assets and           Unit Operator          Unit Operator
       personnel.

10     Any items of clothing, additional to that which is normally            Unit Operator          Unit Operator
       supplied by Contractor, as a result of any change in legislation or reinterpretation thereof in the Area of Operations.



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                                   EXHIBIT "D"

  CONTRACTOR'S INVENTORY OF DRILLING EQUIPMENT AND DESCRIPTION OF DRILLING UNIT


                         CHILES DISCOVERY SPECIFICATIONS
--------------------------------------------------------------------------------
     The Chiles Offshore DISCOVERY is a Keppel FELS Mod V B jackup mobile offshore drilling unit, designed and built by Keppel FELS, Singapore for delivery in March 2002. The unit will be classed by the American Bureau of Shipping (ABS) and comply with the IMO MODU Code. A cantilevered drilling structure and substructure allows the unit to drill or workover wells on existing fixed production platforms. The DISCOVERY CLASS is designed to work in water depths as shallow as 16 feet and up to 360 feet. Fully air-conditioned quarters can accommodate a crew of 94 persons.

A.       GENERAL DESCRIPTION

     Type:                 Mod V Class B Independent Leg Cantilever Jackup
     Builder:              Keppel FELS- Republic of Singapore
     Delivery:             First Quarter 2002
     Class:                ABS Maltese Cross A1 Self-Elevating  Mobile Drilling
                           Unit, 1997 Rules. IMO MODU Code for the Construction
                           & Equipping of Mobile Offshore Drilling Units, 1989
     Flag:                 Panama
     Elevating System:     Keppel FELS Electric Rack and Pinion Jacking System,
                           36 pinions rated at 36,000 Kips

         1.       Principal Dimensions

                  Length Overall                                                                   225'-0"
                  Breadth                                                                          208-'0"
                  Depth of Hull                                                                     25'-0"
                  Length of Legs *                                                                 517'-0"
                  Spud Tank Diameter                                                                46'-0"

                  * Options provide for extending leg length to 545 feet.

         2.       Hull Draft and Displacement

                  Lightship Draft - Minimum                                                         14'-0"
                  Loadline Draft - Maximum                                                          16'-0"
                  Lightship Displacement                                     (To be Determined by Incline)
                  Loadline Displacement                                      (To be Determined by Incline)

         3.       Quarters
                  Complete air-conditioned accommodations for a ninety-four (94) person crew. In addition to accommodations, the four-level quarter's structure contains a galley, mess room, treatment room, crew change rooms, offices, conference room, recreation rooms, training room, gymnasium, control room and radio room.



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         4.       Heliport

                  73' diameter octagonal steel cantilevered heliport designed to withstand loads imposed by a Sikorsky S-61N helicopter or equal. Heliport is lighted and equipped with tie downs, perimeter safety nets, and access stairs.

         5.       Storage Capacities

                  Diesel fuel                                                                  2,074 bbls.
                  Drill water                                                                 11,622 bbls.
                  Potable water                                                                1,714 bbls.
                  Liquid mud (in main mud pits)                                                2,500 bbls.
                  Base Oil Storage                                                               630 bbls.
                  Brine Storage                                                                  780 bbls.
                  Bulk Mud                                                                   6,000 cu. ft.
                  Bulk Cement                                                                5,100 cu. ft.
                  Sack Storage                                                                 5,000 sacks
                  Hook Load                                                                      1500 kips
                  Rotary Load                                                                    1500 kips
                  Setback Load                                                                    750 kips



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B.       LOADING AND ENVIRONMENTAL CONDITIONS

         1.       On Bottom Conditions

                                                              Severe Storm               Operating
                                                              ------------               ---------
                  Water Depth (feet) (1)                              360                      360
                  Wind Velocity (knots)                               100                       70
                  Current (knots)                                     1.0                      1.0
                  Wave Height (feet)                                   40                       20
                  Wave Period (sec)                                    14                       15
                  Min. Air Gap (feet)                                  36                       50
                  Max. Leg Can Penetration(feet)                       25                       25
                  Maximum Variable Load (kips) (2)                  3,600                    5,100
                  Comb.Rig.Flr.Loads (kips) (3)                       750                    1,500
                  Well Position (feet)
                         Aft of Hull Transom (feet)                  00.0                     70.0
                         P/S off CL Vessel (feet)                    00.0                     15.0
                   Minimum Operating Temperature                                   -10o Atmosphere
                                                                                    -2o Water

         2.       Transit Condition:

                  Minimum Draft (Lightship)                                             14'-0"
                  ABS Load Line (Hull Draft)                                            16'-0"
                  Total Variable Load Afloat (Kips)                                     3,600
                  Total Operating Variable Load (Kips)                                  5,500
                  Total Variable Load While Jacking (Kips)                              3,600
                  Total Variable Load Storm (Kips)                                      3,600

                  Notes:

                  (1) Maximum water depth must include consideration for high tides and storm surge.

                  (2) Does not include combined rig floor loads listed below.

                  (3)      Maximum individual rig floor loads are:

                                    Hook Load.................................1,500 kips
                                    Rotary Load...............................1,500 kips
                                    Setback Load................................750 kips

                           Hook load varies according to well center location. Max. combined drill floor load is 1,500 kips. Pipe rack load during skidding is 1,000 kips.



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C.       PLATFORM EQUIPMENT

    1.   Primary Generators

         Five (5) Caterpillar Model 3516-B diesel engines rated at 1,855 HP each powering a 2150 KVA continuous, 60 Hz, 600-volt AC SR-4 generators.

     2.  Standby/Emergency Generator

         One (1) Caterpillar Model 3516-B diesel engine rated at 1,855 HP powering a 2150 KVA continuous, 60 Hz, 600 volt AC SR-4 generator complete with switch gear, automatic start, breakers and DC battery bank.

     3.  SCR System

         Five (5) Ross Hill Controls 600V, 2200 amps each. Universal Switch Gear Inc. leg elevator contactors, AC breaker panels and two (2) ground detector panels: SCR room cooled by central air conditioner units.

     4.  Water Makers

         One (1) WaterLink Model FD201-2 R.O. Watermaker rated @ 15,000 gpd capacity

     5.  Waste Treatment Unit

         One (1) Omnipure 12 MC, 120-person marine sanitation device.

     6.  Air Compressors

         a. One (1) cold start air compressor powered by a diesel engine with electric start.

         b. Three (3) screw type air compressors, each rated at 500 CFM at 125 psi powered by 125 HP AC electric motors.

         c.       One (1) Refrigerated Air Dryer - 1,000 cfm @ 38 degrees F.

     7.  Welding Equipment

         Two (2) 400 amp welding machines.

     8.  System Pumps

         a. Four Bilge Pumps, (2) 3" diaphragm pumps, (2) 20 HP self-priming pumps.

         b.       Two (2) Salt Water/Fire Pumps, 60 HP, centrifugal pumps.

         c.       Two (2) Drill Water Pumps, 30 HP self-priming pumps.

         d.       One (1) Waste Oil Pump, gear type.

         e. Two (2) Fuel Oil Transfer Pumps, 10 HP, horizontal rotary type.

         f. Three (3) submersible salt-water service pumps. 125 HP rated @ 2,200 gpm @ 70 psi.

         g. One (1) Each Potable and Salt Water Pressure Set with Specific Brand 150 2" centrifugal vertical type pumps powered by AC electric motors with 200-gallon pressure tanks.

         h.       Two (2) Brake Cooling Water Pumps, 20 HP, 2 x 3

9.       Cranes

         Three (3) pedestal cranes with 120' booms, 50 ton capacity at 20' radius.



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D.       SAFETY AND LIFESAVING EQUIPMENT

     1.  Lifeboats/Life rafts

         Two (2) self-propelled, enclosed lifeboats with launch davits approved for 90-person capacity each. Four (4) 25-man inflatable life rafts with hydrostatic release.

     2.  Life rafts

         Four (4) 25 man inflatable life rafts with hydrostatic releases.

     3.  Rescue Craft

         One (1) 21 ft. 6 person diesel powered jet rescue craft.

     4.  Miscellaneous

         Life preservers, life rings, litters and first aid equipment in compliance with U.S. Coast Guard and IMO regulations.

     5.  Fire Stations

         Approximately twenty-five (25) salt-water fire stations with 50' hose each. Fixed CO2 fire extinguishing systems complete with cylinders, piping, nozzles, sensors and controls for engine room, paint locker, and galley. Complete fire and gas detection system.

     6.  Treatment Room

         Fully equipped with Paramedic capability

     7.  Fog Horn

         One (1) 2-mile Fog Signal with automatic signal device.

E.       DRILLING EQUIPMENT

     1.  Derrick

         Dreco 170' clear height x 35' x 32' base x 18' top, with a 1,500,000 lb. hook load capacity, designed for a 100 mph wind with full pipe setback.

     2.  Crown Block

         Crown block, 750 ton rated with six (6) 60" diameter forged steel sheaves grooved for 1-5/8" drill line.

     3.  Drawworks

         National-Oilwell 3,000 hp 1625-UDBE with disc brakes, nominal depth rating 30,000 feet

         a.       Three (3) each GE-752 DC Hi-Torque electric motors rated 1130
                  HP each

         b.       Elmagco Model 7838 Eddy Current Auxiliary Brake

         c.       National Energy Monitoring System to Prevent Crown Contact

         d.       Lebus grooved drum for 1-5/8" drilling line

         e.       One (1) each breakout and makeup spinning catheads

     4.  Traveling Block

         National-Oilwell, 650 ton, Type H Traveling Block with seven (7) 60" diameter sheaves grooved for 1-5/8" drill line.



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     5.  Power Swivel (Top Drive)

         National-Oilwell PS2 650/650 Power Swivel rated at 650 tons. Two speed with maximum continuous torque rating of 47,859 foot pounds @ 109 RPM. Driven by one (1) GE 752 DC Hi-Torque electric motor. 7,500 psi WP. Maximum RPM in low gear - 113, in high gear - 231.

     6.  Rotary Table

         National Model D-495, 49 1/2" rotary independently driven by a GE 752 DC Hi-Torque electric motor, 1130 HP.

     7.  Rotating Mouse Hole Assembly for Stand Building

         a. International Model 1994 rotating mouse hole for right or left hand rotation.

         b. International Model TT-1998 torque tool assembly. Operating range 3-1/2" drill pipe to 8-1/2" drill collars. Torque range 0 to 108,000 ft. lbs.

     8.  Mud Pumps

         Three (3) National 14-P-220 triplex pumps, rated at 2,200 HP each, with 7,500 psi fluid ends, each driven by two (2) GE 752 DC Hi-Torque electric motors. Each mud pump is equipped with a PPDR-130-7500C5 discharge dampener and PPSC-80-025C5 flow through cellular suction stabilizer, and a reset type relief valve. Maximum speed - 95 spm. Maximum discharge pressure - 90% of liner rating.

     9.  Mud System

         a.       Mixing Pumps:              (2) 6 x 8 centrifugal pumps powered
                                             by 100 HP AC electric motors.

         b.       Charging Pumps:            (3) 6 x 8 centrifugal pump powered
                                             by 100 HP AC electric motor.

         c.       Base Oil Pump:             (1) 3 x 4 centrifugal pump powered
                                             by 25 HP AC electric motor.

         d.       Brine Pump:                (1) 6 x 8 centrifugal pump powered
                                             by 100 HP AC electric motor.

         e.       Agitators:                 (12) 20 HP, 1,200 rpm for main &
                                             brine pits.
                                             (3) 10 HP, 1,200 rpm for auxiliary
                                             pits.
                                             (4) 5 HP, 1,200 rpm for solids
                                             control pits.

         f.       Mud Cleaner/Desilter:      (1) Brandt LCM-2D-CMC Linear Motion
                                             Mud Conditioner with thirty-two
                                             (32) 4" cones, 1,920 gpm,
                                             discharging over a LCM-2D linear
                                             motion shaker deck. Supplied by two
                                             (2) 6 x 8 pumps with 100 HP AC
                                             motors.



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         g.       Desander:                  Brandt LCM-2D-CMC Linear Motion Mud
                                             Conditioner with four (4) 12"
                                             cones, 2,000 gpm, discharging over
                                             a LCM-2D linear motion shaker deck.
                                             Supplied by (1) 6 x 8 pump with 100
                                             HP AC motor.

         h.       Shale Shakers:             Five (5) Brandt LCM-2D Linear
                                             Motion Cascade Screen Separators,
                                             each rated at 400-600 gpm.

         i.       Gumbo Scalper              One (1) Brandt Nutec Gumbo Chain
                                             System.

         j.       Vacuum Degasser:           Two (2) Brandt DG-10 Degassers,
                                             supplied by (2) 6 x 8 pumps with
                                             100 HP AC motors rated @1000 GFM
                                             each.

         k.       Poor Boy Degasser:         One (1) 48" dia. x 18" vertical
                                             atmospheric degasser with two (2)
                                             4" dia. Inlets and one (1) 10" dia.
                                             vent line to crown

         l.       Trip Tank:                 2 x 34-barrel capacity with two (2)
                                             3 x 4 x 10 pumps with 25 HP AC
                                             electric motors.

     10. Stand Pipe and Manifold

         Dual standpipes rated at 7,500 psi W.P. One (1) Standpipe manifold rated at 7,500-psi W.P.

     11. Rotary Hose                         (2) - 5" ID x 90' Goodall rated at
                                             7,500 psi W.P.

     12. Bulk Storage Tanks

         a.       Bulk Mud:                  Four (4) each, 1500 cu. ft. (6000
                                             cu. ft. total)

         b.       Bulk Cement:               Three (3) each, 1700 cu. ft. (5100
                                             cu. ft. total)

         c.       Bulk Mud Surge Tank:       One (1) each, 70 cu. ft.

     13. Cementing Unit

         Operators' Preference (On Main Deck)

     14. Blow-Out Preventers

         a.       18 3/4" Blow-Out Preventers

                  (1).     Annular:          One (1) Shaffer spherical
                                             preventer, 5,000 WP with 5,000# WP
                                             studded top and 10,000# WP flanged
                                             bottom connection, H2S trim.

                  (2).     Rams:             Two (2) Cameron Type "U,"
                                             10,000-psi W.P. double ram
                                             preventers with three (3) sets of 5
                                             1/2" pipe rams and



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                                             one set of blind/shear rams.
                                             Flanged top and bottom, H2S trim.

                  (3).    Drilling Spool     One (1) 183/4" - 10,000 psi W.P.
                                             Drilling Spool with two (2) 3 1/6"
                                             15,000 psi flanged outlet.

                  (4).    W/H Connector:     One (1) Cameron Fast Lock Wellhead
                                             Connector. H2S trim.

                  (5).    Choke Line Valves: Two (2) 3-1/16" - 15,000 psi gate
                                             valves. One hydraulic, one manual.
                                             H2S trim.

                  (6).    Kill Line Valves:  Two (2) 3-1/16" x 15,000-psi gate
                                             valves, one manual, one hydraulic.
                                             H2S trim.

         b.       Diverter System

                  Schaffer 30", 1,000 psi Diverter System designed for H2S service with diverter panel with auto open feature and two (2) 12" diverter outlets with ANSI 600 remote operating ball valves.

         c.       Choke Manifold

                  3-1/16" - 15,000 psi WP with one (1) Cameron hydraulically adjustable choke, two (2) manual chokes, and one (1) 4" full flow line. H2S trim.

         d.       BOP Control System

                  3,000 psi, Koomey J Series, Model TX392-15BT3X unit with 600 Gallon Reservoir

                  (1) Minuteman Fast Response System. Facilitates fast closing times and permanent connection of the control lines via BOP mounted pod

                  (2)      Twenty-eight (28) -15 gal. bladder type accumulators

                  (3) 60 HP triplex pump and three (3) 60:1 -- 8-1/2" air pumps

                  (4) Ten (10) station control manifold with two (2) remote electric operated stations.

     15. BOP Handling System

         One (1) 200 ton capacity BOP handling system with two (2) 100 ton pneumatic hoists and pendant controls.

     16. Instrumentation

         One (1) HITEC Cyberbase Driller's Control Station with HITEC SDI 120 Instrumentation Package. Includes Cyberbase man-machine interface for controlling mud pumps, drawworks, top drive, rotary and SCR system. Equipped with CCTV system for monitoring racking and stabbing boards, BOP's, and shale shaker area. Interface to PLC controllers, sensors, and rig computer file server via fiber optics network. TCPIP compatible and Ethernet capable.



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     17. Air Hoists

         Two (2) Ingersoll-Rand FA5A-MR-LMKI combination utility/man rider air hoists on rig floor, 11,000 lb. pull @ 51 fpm.

         One (1) Ingersoll-Rand FA2A-GMR-SMKI dedicated man rider on rig floor, 2,500 lb. pull @ 165 FPM

     18. Drilling Line

         7,500' of 1-5/8" 6 x 19 EIPS IWRC regular right lay with "Tuff-Coat".

     18. Wireline Unit

         One (1) Mathey "Surveyor" Wireline Unit with 30,000 ft. of .108" wire.

     19. Drive Pipe Support System

         One (1) Drive Pipe Support System with tensioning capability to tension drive pipe to 300 kips vertical force and provide lateral restraint at wellhead.

     20. Tubulars

         677 joints - 5 1/2" O.D., Grade "S-135" drill pipe
         50 joints - 5 1/2" O.D., Hevi-Wate drill pipe.
         313 joints - 3 1/2" O.D., Grade "S-135" drill pipe
         30 joints - 3 1/2" O.D., Hevi-Wate drill pipe.
         Six (6) joints - 9 OD drill collars
         Twenty-four (24) 8" OD drill collars
         Twenty-four (24) 6 1/2" OD drill collars
         Twenty-four (24) 4 3/4" OD drill collars
         Necessary X-Over Subs, Kelly Subs, and Bit Subs for Contractor's drill string.



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F.       COMPUTER AND COMMUNICATIONS EQUIPMENT

     1.  Radio Equipment

         a. Two (2) fixed marine VHF transceivers, four (4) survival craft transceivers, six (6) hand held marine VHF transceivers.

         b. One (1) VHF-AM aeronautical base station transceiver capable of 6-channel operation, with crystals for 3 channels installed, unity gain ground plane antenna, and manual, 115 VAC.

         c. One (1) Global Maritime Distress & Safety System (GMDSS) as per SOLAS Regulations 5, 6, Part C.

     2.  Internal Telephone Communications and Public Address System

         One (1) Multi-station Gaitronics System for platform intercommunication.

     3.  File Server, Computer, and External Communications System

         All offices, training rooms, conference rooms, and certain staterooms will be wired into a rig LAN digital computer and telecommunications system. Microwave or Satellite voice and data links from offices, drill floor, conference room, and the rig LAN.

         Additional capabilities of the computer and link system include:

         a) Customer and contractor office on board rig have access to drilling and performance data in "real-time" personnel information, liquid and bulk variable inventories, and weather.

         b) Internet access provided to certain computers for E-mail and file transfer.



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

                                   EXHIBIT "E"

                       CONTRACTOR'S SPARE PARTS INVENTORY


             TO BE PROVIDED TO UNIT OPERATOR WITHIN 120 DAYS OF THE
                           EXECUTION OF THIS AGREEMENT

                                  EXHIBIT "F "

                         MUTUAL HOLD HARMLESS AGREEMENT



THIS AGREEMENT is made the ______ day of ______________, 2001, between PHILLIPS PETROLEUM (91-12) PTY LTD., a company incorporated under the laws of the State of ___________________ (hereinafter referred to as "UNIT OPERATOR"), of the first part, and CHILES OFFSHORE INC. (hereinafter referred to as "DRILLING CONTRACTOR"), of the second part, and each of the Companies listed in the Schedule hereto as execute this Agreement (hereinafter collectively referred to as the "COMPANIES"), of the third part.

WHEREAS:

A. Unit Operator has entered into a drilling contract dated _________________, with Drilling Contractor for the carrying out of drilling operations using the drilling unit Chiles Discovery, and either Unit Operator or the Drilling Contractor has entered or will enter into contracts with each of the Companies for the carrying out by each of the Companies of various services in connection with said drilling operations.

B. Each signatory wishes to reduce its liability to each other signatory in connection with the aforesaid drilling operations by granting and receiving an indemnity in the manner and form hereinafter provided.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL BENEFITS GRANTED TO EACH PARTY, IT IS HEREBY AGREED AS FOLLOWS:

1. For the purposes of this Agreement the following words shall have the following meanings:

         a.       "Affiliate" shall mean a company:

                  i. in which a Party owns directly or indirectly more than 50% of the issued and outstanding voting stock thereof; or

                  ii. which owns directly or indirectly more than 50% of the issued and outstanding voting stock of the Party; or

                  iii. in which a company described in ii. owns, directly or indirectly, more than 50% of the issued and outstanding voting stock.

         b. "Contract(s)" shall mean, as the context so admits, either collectively or individually any of the contracts referred to in Recital A. above, namely: the drilling contract and the contracts between Unit Operator or the Drilling Contractor and each of the Companies.



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         c.       "Gross Negligence" shall mean the willful and wanton disregard for harmful, avoidable and foreseeable consequences.

         d. "Invitee" shall mean any individual not a Party to this Agreement whose presence is at the invitation of a Party as a guest not under subcontract.

         e. "Party" shall mean and include Unit Operator, Drilling Contractor, and each of the Companies executing this Agreement.

         f. "Property" shall mean and include the said drilling unit, equipment, machinery, materials, supplies, and other objects or items owned by any Party or for which it has assumed contractual control in connection with the performance of its Contract.

2. No Party shall have any responsibility towards any other Party in respect of damage to or loss or defect of such other Party's Property.

3. Each Party, as "indemnitor", severally agrees to indemnify and hold harmless each other Party, as "indemnitee", from any and all claims, judgments, losses, expenses and any costs related thereto (including, but not limited to, court costs and attorney's fees) for which the indemnitee is not responsible in accordance with Paragraph 2. above.

4. Each Party, as "indemnitor", severally agrees to indemnify and hold harmless each other Party, as "indemnitee", from any and all claims, judgments, losses, expenses and any costs related thereto (including but not limited to, court costs and attorney's fees) for personal injury to or death of indemnitor's employees and invitees.

5. The exclusion of liability contained in Paragraph 2. and the indemnities contained in Paragraphs 3. and 4 above:

         a. may not be relied upon by any Party to the extent that any claim or liability was caused by the Gross Negligence or willful misconduct of such Party;

         b. shall not apply in place of any release or indemnity given by Unit Operator in any Contract, in respect of any claims, judgments, losses and costs related thereto for:

                  i. damage to or loss of any reservoir or production formation;

                  ii. injury to, destruction of, or loss or impairment of any property right in or to oil, gas or other mineral substance or water;

                  iii.     damage to or loss of any well or hole;



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                  iv.      pollution due to blow-out or loss of control
                           (including control and removal of the pollutant involved);

                  v. loss of equipment or tools in the hole or in the drill string below the rotary table.

         c. Shall apply to claims or liabilities which arise directly or from related work or which occur going to or from related work, or which occurs at any place where a Party's employees or Property are located by reason of any Contract;

         d. Shall apply without regard to the cause or causes thereof including, without limitation, unseaworthiness, strict liability, breach of warranty (express or implied), imperfection of materials, condition of any premises or transport to or from such premises, or the negligence (not amounting to Gross Negligence) of any Party or Parties, including indemnitees, or their respective employees or Party benefiting from an exclusion of liability and whether such negligence be sole, joint, or concurrent, active or passive, and whether the claim is based on statute, common or civil law, or maritime law.

         e. Shall not apply in place of any release, exclusion of liability or indemnity for loss or damage to any Party's own Property as described in any Contract which loss has been specifically agreed as being the sole responsibility of the other Party to such Contract.

         f. Shall apply and extend, mutatis mutandis, to the Affiliates of the respective Parties and the coventurers of Unit Operator.

6. Any Party charged under this Agreement with the sole responsibility for a claim shall have the sole and exclusive right and obligation to control and conduct settlement or litigation of any such claim. The Party benefiting from an exclusion of liability, or the indemnitee, as the case may be, shall promptly notify the other Parties of any claim of which it has knowledge and for which any other Party is responsible hereunder.

7. It is agreed that each of the Parties is an independent contractor and the employees on its payroll and for whom it provides employee benefits shall not be deemed to be employees of any other Party for the purpose of this Agreement notwithstanding that any such employee may be construed to be a borrowed servant of another Party at any time or from time to time. It is further understood and agreed that none of the Parties shall be deemed or construed to be an agent of any other Party for the purpose of this Agreement.

8. Save as hereinbefore provided in subparagraph 5.e., if there is any conflict between the terms of this Agreement and the terms of any Contract between



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         Unit Operator, the Drilling Contractor or any of the Companies, then the terms of this Agreement shall prevail; provided, that in the event that the Agreement is found to be invalid or inapplicable, then to such extent the respective Contract shall prevail.

9. The interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of Western Australia, excluding any law, which would require application of another jurisdiction's law.

10. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration ("LCIA") effective at the time Notice of arbitration is served, which Rules are deemed to be incorporated by reference into this Paragraph.

         (a) The arbitration will be conducted in English in Western Australia by a single arbitrator applying Western Australian law. The arbitrator shall be a retired judicial figure of standing, or a Queen's Counsel practicing at the Independent Bar, or a similarly qualified Solicitor. Where appropriate, the arbitrator's decision shall state a time for compliance with the decision. Each party shall bear its own arbitration costs and expense, including the cost of its witnesses.

         (b) The parties waive any right to appeal to the court given under the Commercial Arbitration Act 1985 (WA) or otherwise.

         (c) Judgment upon the arbitration award may be entered in any Court having jurisdiction, or application may be made to such Court for a judicial acceptance of the award and an Order of Enforcement, as the case may be. This Paragraph shall be a complete defense of any suits or actions as to any arbitrable claim or dispute.

11. This Agreement may be executed in any number of counterparts, and it is recognized by the signatories to this Agreement that each of the companies has executed or will execute a separate counterpart, each of which when so executed shall be original, but all the counterparts shall together constitute one and the same instrument. Any company which wishes to become a Party to this Agreement subsequent to the date hereof may do so by executing and delivering to Unit Operator a counterpart hereof prior to commencement of performance of its respective Contract. In such event, the name of such Company shall be added to the Schedule and copies of the signed counterpart and the revised Schedule shall be promptly furnished to all Parties by Unit Operator.

12. If any provision of this Agreement is construed as illegal or invalid or void, the legality or validity or enforceability of any of the other provisions of this Agreement shall not be affected, and the illegal or invalid or void provisions



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         shall be deemed to be deleted from this Agreement to the same extent and effect as if they were never incorporated, but all other provisions shall continue in force and effect.

AS WITNESS the hand of the duly authorized representatives of the signatories hereof.


                  PHILLIPS PETROLEUM (91-12) PTY LTD
                                                    ----------------------------


                  BY:
                     -----------------------------------------------------------


                  DRILLING CONTRACTOR: CHILES OFFSHORE INC.
                                      ------------------------------------------


                  BY:
                     -----------------------------------------------------------


                  COMPANIES:
                            ----------------------------------------------------


                  BY:
                     -----------------------------------------------------------



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                                   EXHIBIT "G"

                CONTRACTOR, HEALTH, ENVIRONMENTAL & SAFETY (HES)

               OFFSHORE REQUIREMENTS FOR INTERNATIONAL OPERATIONS


I.       SAFETY RESPONSIBILITIES

         Unit Operator continues to stress safety as its number one priority. It expects the same dedication to safety from its independent contractors. Because Unit Operator cannot and does not supervise or control the manner and means by which its contractors carry out work assignments, it must rely upon its contractors to adopt, implement and enforce rules and practices necessary for the safe performance of the Contractor's work. The following represent minimum HES responsibilities of the Contractor.

         1. Contractor shall be solely responsible for the safety and health of all personnel on the Drilling Unit. The Contractor shall thoroughly familiarize itself with Unit Operator's operations on the Drilling Unit, including operations, which may pose a hazard to personnel.

         2. Contractor shall comply with all applicable laws, regulations, policies, standards and codes pertaining to HES. Contractor's failure to observe such laws, regulations, policies, standards, or codes shall be deemed a material breach of this Agreement. If such laws, regulations, policies, standards and codes do not adequately protect against hazards arising from the Work, Contractor shall adopt appropriate practices according to International Association of Oil and Gas Producers or IADC HES guidelines. Contractor's failure to observe adopted practices according to International Association of Oil and Gas Producers or IADC HES guidelines shall be deemed a material breach of this Agreement.

         3. Contractor shall endeavor in accordance with international petroleum industry practice to minimize the damage and destruction of marine organisms and their oceanic environment. Contractor shall make its best efforts to prevent pollution and damages to air, land and water. Contractor shall use all reasonable endeavors to eliminate promptly any pollution it may cause and to minimize its consequences.

         4. Contractor shall be responsible for an ongoing HES loss prevention programme during the performance of the Work. During the performance of the Work, Contractor shall monitor safety habits, and shall perform routine safety inspections of operations, facilities and equipment used in the performance of the Work. In addition, Contractor must furnish Unit Operator with copies of the minutes for all safety meetings held and copies of the findings of any safety



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                  inspections held during the performance of the Work.
                  Contractor shall provide access to emergency medical treatment and first aid facilities.

         5. Contractor shall require all personnel to utilize personal protective equipment necessary to complete the job in a safe manner. Fire retardant clothing shall be provided by the Contractor to personnel working in regulated confined spaces, below grade on equipment containing hydrocarbons, when performing hot tapping operations, and wherever required by local Unit Operator policy. Other personal protective equipment shall include, but not be limited to, goggles, face shields, gloves, slicker suits, footwear, hearing protection, hard hats, respirators, etc.

         6. Contractor shall ensure that all personnel are indoctrinated in the Contractor's safety programme prior to commencement of Work.

         7. Contractor shall ensure that all personnel are familiar and comply with the appropriate guidelines of Unit Operator's "Contractor Safety Requirement Guidelines" prior to commencement of Work.

         8. Contractor shall ensure and document that its personnel receive appropriate safety training regarding the potential hazards of the job prior to commencement of Work. Understanding of the safety training received by personnel must be verified by the Contractor.

         9. Contractor is responsible for providing all emergency medical and first aid care for all personnel, and for follow-up care, which may be necessary.

         10. Contractor is responsible for training all designated first-aiders, fire brigade members and life boat crewmembers.

         11. Contractor shall notify Unit Operator's representative, in writing, of any fires, gas/oil leaks, accidents or near misses associated with the Work within 24 hours. This notification will include as much information as is available at the time. A more comprehensive report providing the extent of injuries or damage, how the accident or near miss occurred, and what will be done to prevent a reoccurrence is required as soon as possible after the accident or near miss but in no event more than 10 days thereafter. Contractor shall furnish a written summary report detailing hours worked for all personnel, total number of accidents/near misses experienced, and the accident frequency rate by the third working day of each month.

         12. This report shall be furnished monthly and at the conclusion of the Work. Personnel shall cooperate in the investigation of the accident or near miss and keep Unit Operator's representative informed of compliance with HES requirements imposed by the Agreement. The



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                  Contractor shall take corrective action to prevent a
                  re-occurrence of the incident.

         13. Contractor shall promptly report any fires or abnormal or unsafe conditions on the Drilling Unit to a Unit Operator representative. If a job cannot be completed in a safe manner, operations should be discontinued until safe conditions are reestablished.

         14. Contractor shall notify Unit Operator and the applicable governments as soon as possible in the event of blow-out, platform in danger, vessel damages, major environmental release, major fire, explosion, etc., serious injury, fatalities, or evacuation.

         15. Contractor shall conduct safety meetings at weekly, and at other appropriate intervals, to assure all personnel are fully informed of potential hazards.

         16. Contractor shall supply and be responsible for the condition and suitability of all equipment and tools necessary to perform the Work.

         17. Contractor shall furnish only personnel who are fit and physically and mentally qualified to perform the Work. Personnel who have not had sufficient sleep, are unusually fatigued, or are under the influence of or impaired by the use of alcohol, drugs or medicine are not considered to be fit or physically and mentally qualified.

         18. Contractor shall have a written electrical lock-out/tag-out procedure and provide each of its authorized personnel with unique energy lockout devices; i.e., locks to isolate all energy sources to protect personnel from injury due to an unexpected start-up or energization while working in, on or around equipment during repair or maintenance operations.

         19. Contractor shall have a Drilling Unit specific Emergency & Oil Spill Response Plan specific to Contractor's operations. Contractor will assist Unit Operator in developing an Emergency & Oil Spill Response Plan tailored to the operation, which will include normal drilling and combined operational activities of the Unit Operator. The plans must be communicated to all personnel prior to beginning Work.

         20. Contractor shall participate in a full-scale emergency drill once the rig is on location to test the Emergency & Oil Spill Plans. The Unit Operator's supervisor on location shall participate in and document the drill.

         21. Contractor shall insure that a muster system is in place to account for personnel in an emergency. A T-Card, or equivalent system should be in place on the Drilling Unit.



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         22.      Contractor is responsible for:

                  a) providing a trained helideck crew. Minimum helideck crew compliment shall be three personnel.

                  b) ensuring that a helicopter safety orientation is provided for all inbound passengers.

                  c) helicopter fuel testing and monitoring capabilities onboard drilling rig.

                  d) testing and the documenting of regular tests of the helideck fire fighting system.

                  e) maintaining onboard wind measuring equipment in good working order for use in helicopter landing.

                  f) perform safety and Drilling Unit and combined Operations inductions for all personnel on arrival at the Drilling Unit and safety briefing for departing personnel.

         23. Contractor is responsible for preparing manifests for personnel and cargo, including estimated weights, and providing manifests to the helicopter or boat contractor within 3 hours prior to departure, where practical.

         24. Where Contractor is designated as being responsible under the Agreement for the provision of standby vessels, Contractor shall verify vessels used for standby duty are certified and are equipped with all required standby boat equipment as required by the government or international conventions.

         25. Where Contractor is designated as being responsible under the Agreement for the provision of standby vessels, Contractor shall insure that one vessel is always in the area to provide standby service. The deck of the vessel shall be sufficiently cleared to allow for the safe pick up of personnel from the sea, the launching and retrieval of the rescue vessel, personnel basket use and helicopter winching operations.

II. MINIMUM GENERAL SAFETY REQUIREMENTS ON ALL UNIT OPERATOR'S CONTRACTED DRILLING UNITS

         The following represent minimum standards to be complied with by all personnel when they are on the Drilling Unit. It is the responsibility of the Contractor to instruct all personnel on all safety matters and to enforce the same. Contractor shall:



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         1.       Provide an offshore safety orientation to all personnel
                  arriving the Drilling Unit. The safety orientation shall include a rig safety walk-through and a life boat orientation and assignment.

         2. Have a sufficient number of personnel trained in first aid at each job and adequate first aid supplies.

         3. Have an established written Hot Work procedure. Personnel must obtain Hot Work Permits from an authorized permit writer when using internal combustion engines and portable electric driven tools, when welding or doing other hot work, sand blasting, opening electrical enclosures, etc., in an operating / restricted area, or when using any other equipment that might be a source of ignition for combustible mixtures. This equipment shall immediately be shutdown in an emergency or when requested by a Unit Operator representative.

         4. Have an established written Confined Space Entry Permit procedure. Personnel must obtain Confined Space Entry Permits from an authorized permit writer when entering a confined space. A confined space is defined as an enclosed space that is not designed for continuous employee occupancy and has one or more of the following characteristics: contains an actual or potentially hazardous atmosphere, makes ready escape difficult, or restricts entry for rescue purposes. The Confined Space to be entered shall be inspected to insure safe entry prior to issuing permit.

         5. Furnish and man its own fire extinguishers in the work area for certain work as required on Hot Work or Confined Space Entry Permits. Fire extinguishers will be assigned for these types of activities and unless authorized by the permit writer representative, strategically placed fire extinguishers will not be used for this purpose. The Fire Guard must be trained so he can perform his duty.

         6.       Assume responsibility for fire prevention on the Drilling
                  Unit.

         7. Permit smoking only in designated areas within the living quarters of the Drilling Unit.

         8. When maintenance or servicing is to be accomplished on power-driven equipment, the immediate sources of energy to the individual piece of equipment to be worked on shall be locked out and tagged. When maintenance or servicing is to be accomplished on electrical lines, air lines, gas lines or other lines containing hazardous materials or energy, the line being worked on shall be rendered safe by emptying, purging, disconnecting or other means before work may commence.

         9. Not remove safety locks from main power breakers, disconnect switches, or valves until all persons are in the clear.



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         10.      Practice safe and orderly housekeeping in work areas at all times.

         11. Establish rope-off areas during overhead work and around unguarded openings on the Drilling Unit. Post safety and caution signs as required.

         12. Require personnel to wear hearing protection in posted / high noise areas and to wear hard hats when appropriate. Personal Protective Equipment, including but not limited to a hard hat, safety glasses, cotton coveralls or equivalent and safety boots, is required to be worn outside of the living quarters at all times excepting for personnel arriving or departing by helicopter.

         13. Prohibit the possession of, or consumption of, any alcoholic beverage or narcotic. Prohibit working under the influence of intoxicants or narcotics.

         14. Prohibit the possession of cameras, weapons or explosives without proper authorization from the Unit Operator representative. Cigarette lighters are prohibited.

         15. Ensure that personnel comply with emergency alarms and emergency procedures. It is particularly critical that personnel understand the importance and necessity of shutting down all sources of ignition and leaving the area immediately when an emergency alarm is sounded.

         16. Provide personnel who have been appropriately trained on the hazards, characteristics, safety precautions and emergency procedures associated with hydrogen sulfide prior to commencement of work on the Drilling Unit if the potential for encountering hydrogen sulfide exists. Where necessary, training services and related costs shall be provided by Unit Operator. Personnel are to be clean shaven in the area of the face-to-respirator seal prior to boarding the Drilling Unit if the potential for encountering hydrogen sulfide exists. An H2S plan must be developed if the well is classified as an H2S well.

         17. Confine personnel to their assigned areas and prohibit loitering or wandering into areas beyond the boundary of their work assignment. Access to the drilling and production platforms shall be restricted to personnel required to perform a specific work function.

         18. Ensure that fire fighting equipment such as hoses, fire extinguishers, fire hydrants, etc., are not used for any purpose other than fire fighting, except with approval from the Unit Operator's representative.

         19. Unit Operator and contractors have the responsibility to communicate information regarding work-related hazards and safety and health



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                  requirements to their employees. The communication of this information can involve many formats such as orientation, training, posters or written documents, understandable to all personnel.

         20. Follow proper lighting instructions for fired equipment, such as boilers and flare booms.

         21. Ensure guards are installed around rotating equipment before operating/starting the equipment.

         22. Lifting equipment shall comply with the "APPEA Guidelines for Lifting Equipment" and the following guidelines concerning wire rope slings:

                  a) All slings shall be load tested and certified by a third party contractor acceptable to the Unit Operator.

                  b) Slings, their fittings and fastenings, when in use shall be inspected daily for evidence of overloading, excessive wear or damage. Slings found to be defective should be removed from service immediately.

                  c) Suitable protection shall be provided between the sling and sharp unyielding surfaces of the load to be lifted.

                  d) Proper storage shall be provided for slings while not in use.

                  e) Sharp bends or knots shall not be permitted in wire rope.

                  f)       Slings shall never be choked in the splice.

                  g) Written, dated and signed monthly inspections should be maintained and kept on file. Any slings found defective shall be immediately removed from service and discarded.

         23. Announcements shall be made over rig PA when dangerous activities being performed (i.e. high pressure testing, perforating/radio silence, handling radio active sources, heavy lifts, etc) - announcements should include details of the activity and location. Area to be roped off and signs erected. Only personnel essential for that activity are to be in the area where the activity being performed.

III.     EMERGENCY GUIDELINES

         The following minimum guidelines are provided for Contractors in the event of an emergency on the Drilling Unit. Contractor shall comply with all established Emergency Plans and Procedures. In all cases where a situation exists or there is a high potential for one to exist where people are in



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         excessive danger, the Contractor must consider the safety of all persons as a first priority before proceeding with the Emergency Procedures/Plans.

         All non essential personnel or personnel not assigned tasks are to assemble at designated Muster Stations.

         FIRE EMERGENCIES

         1. If the attempt would not jeopardize personal safety, and Contractor's employees are trained to do so, the Contractor should attempt to extinguish a fire on the Drilling Unit in its initial stages and sound the fire alarm to muster all personnel.

         2. If the fire is too large or any attempts of extinguishment fail, the Contractor should warn others in the area and evacuate the danger area to an upwind position and assemble.

         3.       Immediately notify the Unit Operator of the situation.

         4.       Make an immediate accounting for all of personnel.

         GAS RELEASES

         1. Upon notification of a release of flammable vapors, the Contractor should immediately shut down all sources of ignition in the area.

         2. Contractor should immediately evacuate the danger area to an upwind position and assemble and account for all personnel. The assembly point shall be far enough from the source of release to remain safe should the vapors ignite.

         3.       Immediately notify the Unit Operator of the situation.

         4. Continue monitoring the wind direction and stay upwind at all times. All gas releases shall be assumed to contain toxic gas.

         5. Do not re-enter the danger area until the emergency is under control and the Contractor representative provides clearance to re-enter.

IV.      ADDITIONAL DRILLING REQUIREMENTS

         The following additional minimum standards are to be complied with by all personnel when they are involved in oil and/or gas drilling and related operations. It is the responsibility of the Contractor to instruct all personnel on these safety matters and to enforce the same.



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         1.       Drilling operations shall at all times be under the immediate supervision of a Contractor's representative who has authority to modify the work methods as necessary to ensure safety.

         2. Contractor shall perform daily inspections of critical and operational safety items; correct any deficiencies found; and, report any corrective action and deficiencies to the Unit Operator's representative.

         3. Personnel shall be familiar with accumulator controls and instructed in their use. Controls should be properly marked. After each trip out of hole alternating between driller's and remote control panel, function test BOP blind rams only. Do not perform more than once every 24 hours.

         4. Blowout prevention equipment supplied by the Contractor shall, at minimum, (1) be in accordance with Unit Operator's Well Control Procedures and/or applicable government regulations, whichever is more stringent; (2) be adequate to keep the well under control at all times; and, (3) be maintained in good working condition at all times.

V.       OFFSHORE SAFETY REQUIREMENTS

         The following represent minimum standards to be complied with by all personnel when they are going offshore. The Contractor shall be responsible for and shall assure that all personnel who go offshore read, understand and follow the requirements stated below.

         HELICOPTER

         1.       All personnel shall have a current HUET certificate.

         2. Minimum clothing requirements for personnel traveling on Unit Operator's helicopters shall be long trousers, shirt and closed shoes. Shorts and thongs shall not be worn on helicopters.

         3.       Attend helicopter safety orientation prior to each flight.

         4. All passengers are to follow all instructions issued by the helicopter pilots or aircrew.

         5. Do not approach or depart the helicopter without the pilot's approval or acknowledgment.

         6. Walk (do not run) to and from the helicopter and stay in the pilot's view. Do not walk in back of the helicopter or under the tail boom.

         7. Secure all articles, such as maps, hard hat, etc., to prevent them from being blown by the rotor blades.



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         8.       Keep head and objects low when near or under the rotor blades.

         9. Long objects, such as meter tubing, are to be handled only by the HLO.

         10.      Wear an inflatable life preserver on all over water flights.

         11.      Fasten the seat belt and keep fastened during flight.

         12. Learn the use and location of all emergency equipment and exits.

         13. Do not smoke during flight or within 75 feet of the helicopter or fueling operations.

         14. Do not stick hands out of the helicopter windows while in flight.

         15.      Do not throw any objects from the helicopter.

         16. Do not release the seat belt or move about the cabin until the helicopter has completely landed and the pilot has signaled to disembark.

         17.      Wear hearing protection while onboard the helicopter.

         HELICOPTER EMERGENCY LANDING PROCEDURES

         1. Follow the pilot's instructions; he is in charge while enroute to or from your destination.

         2.       Do not panic; stay calm.

         3. Do not inflate the life preserver or the life raft while in the helicopter.

         4.       Do not leave the helicopter unless so advised by the pilot.

         5. Leave the scene immediately in case of a rupture in the fuel tank or fire.

         6. Remain in the water close to the helicopter and stay together by aid of rope, belts, etc.

         7. Make use of the life raft, emergency kit and all other means provided for emergency landing.

         BOAT (VESSEL)

         1. Attend safety orientation and/or familiarize ones self with the location of safety and survival equipment.

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         2.       Follow the captain's instructions, he is in charge while on route to or from your destination.

         3. Remain inside the cabin at night and during rough weather. Go on deck only with the captain's approval.

         4. Remain aboard the vessel until it is secured to the landing. On a small vessel remain seated while docking.

         5.       Do not visit the wheel house unless necessary.

         6.       Do not hang or lean on the hand rails.

         7. Do not smoke when the vessel is alongside a fuel dock or an oil barge, or when receiving or discharging fuel. Smoke only in designated areas at all times.

         8. Wear a life preserver when transferring between the vessel and the dock, platform rig or another boat.

         PERSONNEL BASKET

         1. All personnel are to be trained in the use of the personnel basket.

         2.       Wear a life preserver and make sure it is completely fastened.

         3. Carry light luggage only in the personnel basket. All luggage is to be placed inside the basket.

         4. Ride standing on the outside of the basket and stay on the basket until it lands.

         5.       Do not jump off the basket.

         6.       Sitting or standing inside personnel basket is prohibited.

         7.       Do not ride a basket with more than four persons aboard.

         8. Hoisting operations are to be carried out over water, not over the deck of the boat.

         9. Wind/weather conditions must be considered when transporting personnel with the personnel basket. The lift is voluntary and must be approved by the person in charge and the crane operator who will perform the lift.

         10. The personnel basket is to be certified by a body approved by the Unit Operator and in good working condition.

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


         11. Good communication between the vessel and crane operator is required.

         12. Only certified crane operator shall perform personnel basket operations.

         13. Proper training is required for the flagman on personnel basket operations.

         RIG OR PLATFORM

         1. Upon arrival report to the designated person in charge of safety on the Drilling Unit/platform for an Offshore Safety Orientation.

         2. All personnel must check the station bill for emergency procedures upon arrival.

         3. Wear a life preserver or a work vest when working in areas over water not protected by a guardrail, such as the Texas Deck.

         4. A safety harness and lanyard (safety line) shall be worn when working more than one (1) meters above the deck in an unguarded area.

         5. Wear well-fitted clothing that is in good condition and covers your legs and body. Minimum requirements are long sleeve shirts and trousers of cotton or other non-flammable material

         6. Hard hats, gloves and safety shoes and approved safety glasses with side shields are required personal protective equipment when outside the living quarters / offices.

         7. Wear prescription glasses that have safety lenses and with side shields. Wear safety goggles or face shield when performing hammering, grinding, buffing, chipping, welding high pressure washing and any type of work where hazards of an eye injury exist.

         8.       Keep at least one hand on handrails while on stairs.

         GENERAL

         1. Provide your employer with who should be contacted in case of an emergency.

         2. Report all hazards, incidents, accidents and injuries to the person in charge as soon as possible. First aid kits are provided in various locations on the Drilling Unit. Personnel are to report all injuries to the

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]


                  Medic. All injuries must be treated by the Medic. Medic to report all injury or serious illness treatments to the person in charge.

         3. Do not throw or discharge anything into the water from an aircraft, floating craft, dock, Drilling Unit or platform.

                                   EXHIBIT "H"
                          DRUG AND ALCOHOL PROHIBITION

(a) To the extent permitted by local law, Contractor agrees to maintain a drug and alcohol policy which provides that its employees ("PERSONNEL") will abide by the following prohibitions regarding unauthorized, prohibited, illegal or controlled Substances, including alcohol, Substance-related paraphernalia and certain activities.

(b) For purposes of this Exhibit, "SUBSTANCES" refers to alcohol, drugs, chemical(s) and any substance(s) of abuse. Unauthorized, illegal, prohibited or controlled Substances or Substances prescribed or restricted by law or regulation and additional substances which may affect a user in similar manner. Also included is the misuse of permitted, legal, authorized or controlled Substances (e.g., glue sniffing). Also included are prescription drugs and over-the-counter products if used inconsistently with prescribed or recommended usage or if they are not found to be compatible with safe job performance.

(c) The consumption, use, manufacture, dispensation, possession, distribution, promotion, provision, purchase, sale, transportation, concealment, transfer, storage or similar transaction in or of Substances and/or Substance-related paraphernalia while performing the Work or on Unit Operator Premises (including a rig, work site, Unit Operator owned or leased offices or any place where the Work is being performed) are prohibited.

(d) Legally prescribed drugs and over-the-counter products may be permitted on Unit Operator Premises provided the Substances are contained in the original prescription or distribution container, have a current date and are prescribed or recommended for the person who possesses them. Only the person for whom a Substance was prescribed may possess or use the Substance. Personnel are responsible for ascertaining the possible side effects of the Substance and are required to notify Unit Operator prior to beginning the Work if the side effects could affect their ability to perform Work. Contractor is responsible for monitoring Substances used by its Personnel, and it shall exercise reasonable judgment in allowing Personnel to work while using Substance(s) to ensure a safe, healthy and productive Work environment. Contractor will notify Unit Operator of any Substance usage, which has the potential to affect the Work, unless Contractor imposes appropriate restrictions. In such cases, the Personnel may be required to complete a "Medication" form, and Unit Operator may verify the prescribed or recommended usage and the duration of usage whether the Substance produces side effects which may be hazardous in the Work environment. Such Personnel may be barred from the Work or Unit Operator Premises for the duration of the usage or the potential for hazardous side effects.

(e) Unit Operator may search Personnel and their effects or vehicles when the same enter, leave or are on Unit Operator Premises, while on Unit Operator Premises and when leaving Unit Operator Premises. Such searches may be initiated by Unit Operator without prior announcement and will be conducted at

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

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         such times and locations as Unit Operator deems appropriate.
         Cooperation is voluntary. However, a refusal of any individual to cooperate can result in Unit Operator's barring the person from the Work or Unit Operator Premises. Dogs may be used in searches.

(f) Unit Operator may require Contractor to conduct Substance tests on Personnel when Personnel are performing the Work or when Personnel are on Unit Operator Premises. Additionally, Unit Operator reserves the right to conduct Substance testing on Personnel when Personnel are performing the Work or when Personnel are on Unit Operator Premises. Contractor shall defend, indemnify and hold harmless Unit Operator, its Affiliates, and the employees of either and any testing facilities from any and all liabilities, claims, judgments, losses, expenses and any costs related thereto (including but not limited to court costs and attorney's fees) arising out of or connected with any Substance testing conducted on Personnel, whether such liabilities, claims, judgments, losses, expenses and costs are caused by the negligence of the indemnitee, and whether such negligence be sole, joint, or concurrent, active or passive.

(g) Maximum detection levels for determining the level of unauthorized, prohibited, illegal or controlled Substances present in an individual's system are the lesser of legal limits or the following:

                         Initial Screening           Confirmation Testing
                         Enzyme Multiplied            Gas Chromatography/
                       Immunoassay Technique          Mass Spectrometry
                             (EMIT)                         (GC/MS)
                       ---------------------         --------------------

1.  Amphetamines            1,000 ng/ml                    500 ng/ml
2.  Barbiturates              300 ng/ml                    300 ng/ml
3.  Benzodiazepines           300 ng/ml                    300 ng/ml
4.  Opiates                   300 ng/ml                    300 ng/ml
5.  Cannabinoids               50 ng/ml                     10 ng/ml
6.  Cocaine                   300 ng/ml                    150 ng/ml
7.  Methadone                 300 ng/ml                    200 ng/ml
8.  Methaqualone              300 ng/ml                    200 ng/ml
9.  Pencyclidine               25 ng/ml                     25 ng/ml
10. Propoxyphene              300 ng/ml                    200 ng/ml

         The detection level for unauthorized alcohol is .04 Blood Alcohol Level
         (BAL) (40 mg/dl).

(h) Personnel found or reasonably expected to be in violation of these prohibitions will be removed from Unit Operator Premises immediately and, when appropriate, such individuals will be barred from further Work on Unit Operator Premises and may be reported to the proper law enforcement authorities. Any Substance, Substance-related paraphernalia, prohibited item, or prohibited activity found on Unit Operator Premises may be turned over to law enforcement authorities. Violation of these prohibitions by Personnel will be grounds for termination of this Agreement.

                                   EXHIBIT "I"

                              TRIPARTITE AGREEMENT

THIS AGREEMENT is made the _____ day of _____________ 2000, BETWEEN ___________________________, a corporation organized under the laws of
_______________________ (hereinafter referred to as "Owners") of the first part, PHILLIPS, a corporation organized under the laws of _______________________ (hereinafter referred to as "Charterers") of the second part and ______________, a corporation organized under the laws of ______________________ (hereinafter referred to as "Drilling Contractor") of the third part.

WHEREAS:

1. Charterers have entered into a Drilling Contract dated _______________, with Drilling Contractor for the use of the Drilling Unit ___________ Drilling vessel (hereinafter referred to as the "Tow").

2. Charterers have entered into a Charter Party with Owners dated _____________ for the letting on hire by Owners to Charterers of a Vessel known as the M/V ________________, (hereinafter referred to as the "Tug").

3. Under said Drilling Contract, Drilling Contractor is exclusively responsible at all times for moving and navigating the Tow. Notwithstanding that the Tug is under charter to Charterers, Drilling Contractor may wish to use the Tug for towing and/or anchor handling of the Tow from time to time during the continuance of said Drilling Contract and such use being in the mutual interests of the parties hereto, the parties wish to set out below the terms and conditions upon which such towing and/or anchor handling shall be carried out.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. If at any time during the continuance of said Charter Party and said Drilling Contract, Owners are informed by Drilling Contractor or by Charterers on behalf of Drilling Contractor, that Drilling Contractor wishes to use the Tug for towing and/or anchor handling of the Tow, then pursuant to any provisions of said Charter Party relating to the carrying out of any towing and/or anchor handling and any provisions of said Drilling Contract relating to the towing and/or anchor handling of the Tow, the Tug shall be so used.

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

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2.       The Tug shall be deemed to be on hire to Charterers for the duration of any such towing and/or anchor handling and Owners shall be entitled to receive hire from Charterers for time expended on, or in connection with, such towing and/or anchor handling. Charterers shall not be entitled to any extension of the Charter period as a consequence of any such tow and/or anchor handling.

3. Charterers shall at no time be under any responsibility or incur any liability whatsoever in respect of, or arising out of, any towing and/or anchor handling of the Tow by the Tug.

4. This Agreement is a contract for towage and/or anchor handling services and shall not be construed to be a charter of the Tug or to be, or give rise to, a personal contract or to an agency relationship between Owners and Drilling Contractor.

5. As between Owners and Drilling Contractor, each shall at all times be responsible for damage to or loss of its own property even if the damage or loss is caused or contributed to by the sole or concurrent negligence of the other, and despite the fact that one party's property may be under the sole or concurrent care, custody or control of the other. Owners agree to protect, defend, indemnify and hold Drilling Contractor and Charterer harmless from and against all claims, demands and causes of action of every kind and character, whether or not caused or contributed to by the sole or concurrent negligence, whether active or passive, of Drilling Contractor or any other party, arising in connection herewith in favor of Owners, Owners' employees, Owners' subcontractors or their employees, or the heirs, legal or personal representatives of any of said employees, on account of bodily injury, death or damage to their property.

         Drilling Contractor agrees to protect, defend, indemnify and hold Owners harmless from and against all claims, demands and causes of action of every kind and character, whether or not caused or contributed to by the sole or concurrent negligence, whether active or passive, of Owners or any other party arising in connection herewith in favor of Drilling Contractor, Drilling Contractor's employees, subcontractors or their employees (other than Owners and Owners' subcontractors identified above) or the heirs, legal or personal representatives of any of said employees, on account of bodily injury, death or damage to their property.

6. Drilling Contractor's insurance for the Tow and its crew shall be arranged by Drilling Contractor for his own account. Owner's insurance on the Tug and crew shall be arranged by Owners for his own account. Drilling Contractor and Owners shall each furnish certificates of insurance to the other which shall set forth limits and be endorsed to provide that underwriters waive their rights of subrogation against the other.

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

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7.       (a)      The interpretation and performance of this Agreement shall be governed by and construed in accordance with the laws of Western Australia excluding any law which would require application of another jurisdiction's law.

         (b) The Parties agree that they have entered into this Agreement solemnly, after a thorough consideration of the rights and obligations accorded to the parties under this Agreement, and with the firm belief and resolute determination that they will be dealt with by the other Party (or Parties) on the basis of good faith and fair dealings, and will govern themselves accordingly as to the other (or others).

8. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration (LCIA) effective at the time Notice of arbitration is served, which Rules are deemed to be incorporated by reference into this Article.

         (a) The arbitration will be conducted in English in Western Australia by a single arbitrator applying Western Australian law. The arbitrator shall be a retired judicial figure of standing, or a Queen's Counsel practicing at the Independent Bar, or a similarly qualified Solicitor. Where appropriate, the arbitrator's decision shall state a time for compliance with the decision. Each Party shall bear its own arbitration costs and expense, including the cost of its witnesses.

         (b) The Parties waive any right to appeal to the court given under the Commercial Arbitration Act 1985 (WA) or otherwise.

         (c) Judgment upon the arbitration award may be entered in any Court having jurisdiction, or application may be made to such Court for a judicial acceptance of the award and an Order of Enforcement, as the case may be. This Article shall be a complete defense of any suits or actions as to any arbitrable claim or dispute.

9. This Agreement shall not be construed as amending any provisions of the Charter Party or the Drilling Contract except as herein expressly provided, and in the event of any conflict between this Agreement, the Charter Party and the Drilling Contract, the terms of this Agreement shall prevail.

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10.      In the event of the Tow breaking away from the Tug during the course of the Tow, the Tug shall stand by and render all reasonable service in saving the Tow and reconnecting the towline. In no event shall owners of the Tug assert any claim for salvage of the Tow. The Tug may, while enroute to or in charge of the Tow, go to the assistance of vessels in distress for the purpose of saving life if required by law, or call at any port for fuel, repairs, supplies or other necessaries.

11. If Charterers assign the Drilling Contract and the Charter Party to a third party it is hereby agreed by Drilling Contractor and Owners that all rights, benefits and obligations of Charterers under this Agreement, shall be assigned to such third party from the commencement of such assignment of the Drilling Contract until reassignment of the Drilling Contract to Charterers.

AS WITNESS THE HAND of the duly authorized representative of each party hereto:


                                       -----------------------------------------
                                       For and on behalf of
                                       PHILLIPS PETROLEUM (91-12) PTY LTD


                                       -----------------------------------------
                                       For and on behalf of
                                       CHILES OFFSHORE INC.


                                       -----------------------------------------
                                       For and on behalf of
                                       ("OWNER")

                                   EXHIBIT "J"

               UNIT OPERATOR'S PRE-ACCEPTANCE LIST FROM RIG AUDIT

                 TO BE JOINTLY DEVELOPED BY CONTRACTOR AND UNIT
              OPERATOR AND SHALL BE CARRIED OUT IN SINGAPORE. SUCH
                  ACCEPTANCE PROCEDURES SHALL BE THE BASIS FOR
                             AGREEMENT ON READINESS.

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

                                   EXHIBIT "K"

                                 TAX ASSUMPTIONS

DOUBLE TAX AGREEMENTS

(a) Double Tax Agreement principles will apply to contractors that are residents of countries having Double Tax Agreements with Indonesia as at 25 October 1999.

(b) Service providers will become subject to income tax in East Timor upon creation of a "Permanent Establishment" in ZOCA or East Timor.

(c) For the purpose of the tender, a "Permanent Establishment" will arise if the contractor is present in ZOCA or East Timor for more than 60 days in the aggregate.

ARTICLE 26 TAXES

(a) Withholding tax will apply in the same terms as under Article 26 of the Indonesian Tax Act which, absent a DTA provision to the contrary, requires withholding taxes to be imposed on compensation for technical, management, consultancy and certain other services (including, without limitation, dividends, interest, rents and royalties) that is paid to non-residents, including foreign taxpayers without Permanent Establishments in ZOCA or East Timor.

(b)      For purposes of the tender, assume that the rate of withholding is 10%.

ARTICLE 23 TAXES

(a) Contractors will be responsible for all income tax liabilities including, without limitation, any withholding tax applied under
         Article 23.

(b) For purposes of the tender, assume that both residents of East Timor and non-residents with a Permanent Establishment in East Timor will be subject to Article 23 taxes in the form of withholding tax at the rate of 3% imposed on compensation for technical, management, consultancy and certain other services (including, without limitation, dividends, interest, rents and royalties).

(c) For contracts for the provision of drilling services, assume that the rate of withholding is 2.25%.

VALUE ADDED TAX

For purposes of the tender, assume that a value added tax at the rate of 5% will be imposed on:

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

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

o        the transfer into ZOCA of goods manufactured in East Timor;

o        goods imported into East Timor from ZOCA; and

o        services provided in ZOCA or East Timor.

TAX RATES

All tax rates cited in these Tax Assumptions have been adjusted to reflect the effect of the application of the Taxation Code to the entire consideration payable under this Agreement that is subject to any tax cited in herein. For example, for purposes of these Tax Assumptions, the Article 23 tax rate for non-drilling services is cited as 3%, determined as follows:

Statutory Rate -- Article 23 -- East Timor           6%
Effective Taxation Code Relief @ 50%                (3%)
                                                    --
Tax Rate as cited above                              3%

All other tax rates cited in these Tax Assumptions were determined in an identical fashion (by reducing the statutory rate to account for effective Taxation Code relief @ 50%).

TREATY AMENDMENTS

Notwithstanding anything in this Agreement to the contrary, if the Treaty or Taxation Code is amended or replaced, and under the new or amended Treaty or Taxation Code, the percentage of tax being assessable or payable in East Timor is greater than that which would have been assessable or payable under the arrangement existing under the current ZOCA treaty (i.e., 50% for each Contracting State), then any amount that is determined to be owing to the Contractor under Clause 21.6 of this Agreement shall be reduced to account for any reduction in the tax payable in or assessable by Australia as a result of such amendment or replacement.

                                   EXHIBIT "L"

                              TECHNICAL INFORMATION

The information included in this Exhibit provides the basic environmental and site criteria that the Drilling Unit shall meet.

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

                                   EXHIBIT "L"

                              TECHNICAL INFORMATION

The information included in this Exhibit provides the basic environmental and site criteria that the Drilling Unit is required to meet. Also included are the basic details of the WP1 & DPP platforms.

                                    CONTENTS

                              TITLE                                         DOCUMENT / DRAWING NUMBER
                              -----                                         -------------------------

GEOTECHNICAL DATA
                              Bayu Undan Geotechnical Site Conditions       BUGEN-00-106-R01-2000
ENVIRONMENTAL DATA
                              Bayu Undan Environmental Criteria
WP1 PLATFORM DETAILS
                              WP1 Platform Isometric View
                              Wellhead Platform Elevation Looking East      BUWP1-00-28-D07-0205
                              Wellhead Platform Cellar Deck Plot Plan       BuWP1-03-28-D07-0202
                              Well head Platform Spider Deck, Sea Deck &    BUWP1-07-28-D07-0204
                              Boat Landing Plot Plan
                              WP1 Wellhead Platform Jacket - Steel Work     BUWP1-04-62-D34-1101
                              WP1 Wellhead Platform Jacket Mudmats -        BUWP1-04-62-D35-1105
                              General Arrangement
                              Wellhead Platform Main Deck Plot Plan         BUWP1-02-28-D07-0201
DPP PLATFORM DETAILS
                              DPP Platform Isometric View                   BUDPP-00-028-D07-2000
                              DPP Platform Elevation Views Looking North    BUDPP-00-028-D07-2001
                              & East
                              DPP Platform Plot Plan Main Deck EL. 32000    BUDPP-01-028-D07-2003
                              DPP Platform Plot Plan Main Deck EL. 25500    BUDPP-01-028-D07-2002
                              to 28000
                              DPP Platform Equipment Arrangement South      BUDPP-010-028-D08-2003
                              West Quarter Main Deck
                              DPP Platform Equipment Arrangement South      BUDPP-02-028-D08-2016
                              West Quarter of Cellar Deck
                              DPP Platform Jacket - Primary Steel Work      BUDPP-03-062-D34-1100
                              Elevation - Row H
                              DPP Platform Jacket - Primary Steel           BUDPP-03-62-D34-1102
                              Elevation - Row 1 & 4

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

                         Bayu Undan Gas Recycle Project

                                     REPORT

                          Geotechnical Site Conditions

                       Document No.: BUGEN-00-106-R01-2000

                                  January 2000

[TIGA LOGO]
tiga joint venture
FLUOR DANIEL PTY LTD

                                ACN: 004 511 942
WORLEY LIMITED
                                ACN: 001 279 812

                                                                                                   CLIENT
   REVISION          DESCRIPTION           ORIGINATOR       CHECKER       APPROVAL     DATE      ACCEPTANCE      DATE
   --------       -----------------        ----------       -------       --------     ----      ----------      ----

      A           Issued for review            SN              MS            BS
   --------       -----------------        ----------       -------       --------     ----      ----------      ----

   --------       -----------------        ----------       -------       --------     ----      ----------      ----

   --------       -----------------        ----------       -------       --------     ----      ----------      ----

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

                                    SYNOPSIS

This Report presents a summary of the geotechnical data obtained during the 1998 site investigation of the Bayu-Undan field, and provides relevant background geotechnical information to assist prospective installation contractors in the preparation of their bids.

The data has been summarised from the 1998 Site Investigation Interpretative Report, Doc. No. BUGEN-00-63-R01-0100 (TIGA, 1998). Extracts from the Geotechnical Factual Report (D&M, 1998) have also been included as attachments herein.

[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

                                    CONTENTS

Cover
Synopsis
Contents

1        INTRODUCTION

2        SITE INVESTIGATION DATA
3        SOIL STRATIGRAPHY
3.1      General
3.2      Seabed Silty Sand
3.3      Cap Rock
3.4      Calcarenite

4        SITE DESCRIPTIONS
4.1      CPP SIte
4.2      WHP Site
4.3      FSO Site

5        FUTURE SITE DATA

6        REFERENCES

ATTACHMENTS

PART A The geotechnical Factual Report from the site investigation (Volume 1 only).
PART B A summary of the borehole logs from the site investigation (extract from Factual Report Volumes 2 and 3).

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INTRODUCTION

This Report provides a summary of relevant geotechnical information relating to the infield facilities on the Bayu-Undan Development. The relevant data from a detailed site investigation carried out during 1998 is included in this Report in the following parts:

o        PART A

         o The geotechnical Factual Report from the site investigation (D&M 1998, Volume 1 only).

o        PART B

         o A summary of the borehole logs from the site investigation (extract from Factual Report Volumes 2 and 3). The complete Volumes 2 & 3 of the Factual Report containing detailed field and laboratory test data are available on request.

Reference is also made to the 1998 Site Investigation Interpretative Report (BUGEN-00-63-R01-0100), for a detailed discussion on the results of the field and laboratory testing, and the derivation of design soil parameters. An introductory summary on the site investigation and soil conditions at each of the facilities is provided in this covering document.

SITE INVESTIGATION DATA

A detailed site investigation was carried out at each of the facilities locations during the course of 1998. This site investigation included deep boreholes, shallow boreholes, cone penetration testing as well as extensive laboratory testing of the recovered samples. Laboratory tests included classification testing, UCS tests, oedometer tests, static and cyclic triaxial, CNS simple shear, and rod shear tests. The relevant data from this site investigation and laboratory testing is included as Part A and Part B of this Report. This data is summarised and interpreted in the Interpretative Report BUGEN-00-63-R01-0100. More detailed laboratory data is available at the TIGA offices on request (e.g. individual laboratory test data).

SOIL STRATIGRAPHY

GENERAL

The general stratigraphy at the Bayu-Undan location comprises a shallow layer of very soft silty sand (generally only several metres thick), overlying a variably cemented calcarenite/ calcisiltite rock. A very well cemented caprock of 1 to 2 m in thickness immediately underlies the surficial sand across the site. Below the caprock the cementation sequence of the calcarenite is highly variable. The widespread presence of small cavities, or vughs, contributes to this variability. Occasional zones of coarse grained calcarenite gravel appear in some of the boreholes, in addition to occasional thin layers of very well cemented limestone and weakly cemented carbonate silts.

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SEABED SILTY SAND

The seabed material comprises a calcareous silty sand, with small fractions of both clay sized and gravel sized particles. The gravel sized particles are primarily shells and shell fragments. There appears to be a trend of increasing particle size with depth over the first few metres, which is accompanied by increasing density and strength with depth.

The silty sand thickness varies considerably between the different facilities, which has important implications for design and installation of mudmats and piles. Care was taken during the 1998 site investigation to accurately measure the sand thickness at the corners of each of the jackets, to determine variability across the site. However, the hardware employed on the site investigation included a heavy seabed frame which penetrated into the sand to varying degrees. This affected the measurements of the surficial sand thickness because the datum for the sampling/probing (the bottom of the seabed frame) was not fixed with respect to the seabed. Corrections were applied to the data to compensate for this error (see Interpretative Report), nevertheless some uncertainty still exists as to the exact sand layer thickness.

High resolution seismic sub-bottom profiling will be undertaken in early 2000. The results of this survey will provide a more accurate determination of the sand thickness and its variation across the platform sites.

CAPROCK

Immediately beneath the surficial silty sand lies a very well cemented calcarenite caprock layer. Cone refusal (qc > 50 MPa) was experienced in this layer at all cone penetration test sites. This makes it difficult to accurately determine the caprock thickness, but from all the available data it appears to be between 1 and 2 m in thickness. UCS test results on this material ranged between 3 and 7.5 MPa.

CALCARENITE

Beneath the caprock lies an irregular sequence of variably cemented calcarenite and calcisiltite. The cementation varies from very well cemented limestone, to very weakly cemented/ uncemented carbonate sandy gravel. From the recovered core samples it is evident that the calcarenite also contains many small cavities (or vughs). The vughiness varies with depth and from borehole to borehole, and can range from non existent to being very extensive at some locations.

There are layers at some of the facilities which appear relatively continuous across the site and these are discussed in more detail in the following sections.

SITE DESCRIPTIONS

The summary is divided into the following three main sites within the development:

o        Central Process and Production (CPP) Site, incorporating;

         o        Drilling, Procession and Production (DPP) platform.

         o        Compression, Utilities and Quarters (CUQ) platform.

         o        Flare Tripod (FT1).

o        Wellhead Platform (WP1) Site.

o        Floating Storage and Offloading Facility (FSO) Site.

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CPP SITE

The geotechnical data obtained to date indicates that the surficial silty sand layer varies between 1.4 and 2.4 m in thickness at the CPP location. The very well cemented caprock of 1 to 2 m in thickness underlies the surficial silty sand across the site. Below the caprock the cementation sequence of the calcarenite is highly variable. Several features were identified which appear relatively consistent across the site. These include a limestone layer at ML-16 m, and weaker layers at about ML-13 m and ML-23 m. However, there is also significant variation in the strength and extent of some of these layers from hole to hole, particularly at depths less than ML-40 m.

The most predominant feature is a very weakly cemented or uncemented carbonate gravel sandy layer commencing at a depth of about 47 m below mudline. This layer was intersected at all boreholes at the CPP site and ranges between 6 and 8 m in thickness.

WHP SITE

The stratification of the soil at the WHP location is similar to the CPP location insofar as it generally comprises soft surficial silty sand, which overlies a caprock, which in turn is underlain by variably cemented calcarenites.

The data indicates that the silty sand layer varies between 3.6 and 5.6 m in thickness. However, at BH215A the caprock was interpreted by the CPT data to be about 2.2 m below the seabed. This indicates that there may exist multiple cemented horizons within the sand layer, making interpretation of the layer thickness difficult to assess. The CPT data in the surficial sand also shows numerous `spikes' which indicate thin hard layers within the sandy material.

Once again, a well cemented calcarenite caprock (1 - 2 m thick) underlies the sand layer. Below the caprock, the underlying calcarenite displayed large variability, in both vertical and lateral extent. There was no evidence of the thick gravel layer that was intersected from about 47 m at the CPP site, however, there are thinner layers of gravel at varying depths at the site.

FSO SITE

The site investigation results indicate that the silty sand layer varies between
1.0 and 2.0 m in thickness. The caprock layer was intersected at all FSO anchor locations. The main feature evident from a comparison of boreholes at this site is that BH111 is generally the weakest profile over the top 26 m. Also, BH113 has a very weakly cemented (or uncemented) layer in the region between 6 and 9 m below the seabed.

In general, there are few trends in surficial sand thickness and calcarenite layering sequence from borehole to borehole around the FSO anchor locations. This is primarily due to the fact that the boreholes are widely separated so that local trends in the layering sequence are no longer present.

FUTURE SITE DATA

A high resolution seismic survey is due to be undertaken during early 2000. This survey will include detailed bathymetry at the platform sites, as well as high resolution sub-bottom profiling. The results from this survey will be useful to more accurately quantify the surficial sand thickness and its variation across the platform sites, and the levelness of the caprock. The results will be valuable at the CPP site

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where the sand layer is quite thin and the potential may exist for outcropping of the caprock.

This data will also be useful to define the stratigraphy at the WHP and whether the spikes in the cone resistance in the sand layer are due to multiple cemented horizons, an undulating caprock or localised anomalies in the sand layer confined to a small area.

REFERENCES

TIGA (1998) "1998 Site Investigation Interpretative Report", Document Number
         BUGEN-00-63-R01-0100, Rev C.

Dames & Moore (1998) "Geotechnical Factual Report", Bayu-Undan Upstream
         Development, Contract No. 68000442, Bayu-Undan Geotechnical Investigation, 15 December 1998.

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Bayu-Undan-Final Environmental Criteria-Fixed Platforms-June 20, 2001-Rev 2

Parameter                                            Units        10       25        50        100       125       200       400
---------                                            -----      -----     -----     -----     -----     -----     -----     -----

Max Wind
Gust Speed (3 sec)                            U(g)   ms(-1)     24.80     36.32     41.25     45.04     46.10     48.17     50.86
Mean Speed (1 min)                            U(1)   ms(-1)     19.91     29.16     33.11     36.15     37.01     38.67     40.83
Mean Speed (10min)                            U(10)  ms(-1)     18.05     26.44     30.02     32.78     33.55     35.06     37.02
Mean Speed (60 min)                           U(60)  ms(-1)     16.64     24.37     27.68     30.22     30.94     32.32     34.13

Coincident Wind
Gust Speed (3 sec)                            U(g)   ms(-1)     21.23     30.45     34.94     38.53     39.56     41.57     44.25
Mean Speed (1 min)                            U(1)   ms(-1)     17.04     24.44     28.04     30.93     31.76     33.37     35.52
Mean Speed (10min)                            U(10)  ms(-1)     15.45     22.16     25.43     28.04     28.79     30.26     32.20
Mean Speed (60 min)                           U(60)  ms(-1)     14.24     20.43     23.44     25.85     26.54     27.90     29.69

Waves
Significant Wave Height                       H(s)   m           3.85      5.36      6.24      7.00      7.23      7.68      8.30
Spectral Peak Wave Period                     T(p)   s           8.33      9.61     10.29     10.85     11.00     11.32     11.73
Spectral Mean Wave Period                     T(m)   s           6.56      7.57      8.10      8.54      8.66      8.91      9.24
Zero Crossing Period                          T(z)   s           6.16      7.11      7.61      8.02      8.14      8.37      8.68
Maximum Single Wave Height                   EH(max) m           6.70      9.32     10.86     12.19     12.58     13.37     14.45
Period of Maximum Wave                       TH(max) s           7.54      8.70      9.32      9.82      9.96     10.25     10.62

Jonswap Parameters
Phillips parameter                           (Alpha)           0.0125    0.0133    0.0135    0.0137    0.0138    0.0139    0.0140
Peakedness Parameter                         (Gamma)             1.95      2.10      2.16      2.20      2.21      2.23      2.25
Sigma A                                      (Sigma)(a)         0.083     0.080     0.079     0.079     0.079     0.078     0.078
Sigma B                                      (Sigma)(b)         0.096     0.095     0.094     0.094     0.094     0.094     0.094

Water Levels
Tidal MSL                                    h(msl)  m           1.54      1.54      1.54      1.54      1.54      1.54      1.54
Tide Plus Surge                              h(s)    m           0.70      0.95      1.08      1.17      1.20      1.26      1.33
Crest Elevation Above Water Level            h(c)    m           3.96      5.50      6.41      7.19      7.42      7.89      8.52

Total Steady Currents (storm &ambient)
Speed @ -77m MSL                             V(-77)  ms(-1)      0.19      0.31      0.41      0.50      0.53      0.59      0.68
Speed @ -61m MSL                             V(-61)  ms(-1)      0.31      0.48      0.60      0.70      0.74      0.81      0.90
Speed @ -38m MSL                             V(-38)  ms(-1)      0.36      0.59      0.77      0.93      0.99      1.10      1.27
Speed @ -26m MSL                             V(-26)  ms(-1)      0.46      0.66      0.84      1.04      1.12      1.28      1.55
Speed @ -15m MSL                             V(-15)  ms(-1)      0.54      0.80      1.01      1.24      1.31      1.47      1.71
Speed @ -6m MSL                              V(-6)   ms(-1)      0.62      0.96      1.20      1.43      1.50      1.65      1.86

Parameter                                        500      1000      2000      5000      10000
---------                                       -----     -----     -----     -----     -----

Max Wind
Gust Speed (3 sec)                              51.66     53.96     56.04     58.52     60.24
Mean Speed (1 min)                              41.47     43.31     44.98     46.98     48.36
Mean Speed (10min)                              37.60     39.27     40.78     42.59     43.84
Mean Speed (60 min)                             34.66     36.21     37.60     39.27     40.42

Coincident Wind
Gust Speed (3 sec)                              45.04     47.36     49.48     52.05     53.83
Mean Speed (1 min)                              36.16     38.02     39.72     41.78     43.22
Mean Speed (10min)                              32.78     34.47     36.01     37.88     39.18
Mean Speed (60 min)                             30.23     31.78     33.20     34.92     36.12

Waves
Significant Wave Height                          8.49      9.05      9.58     10.23     10.69
Spectral Peak Wave Period                       11.85     12.21     12.53     12.92     13.19
Spectral Mean Wave Period                        9.33      9.61      9.87     10.18     10.39
Zero Crossing Period                             8.77      9.03      9.27      9.56      9.76
Maximum Single Wave Height                      14.78     15.75     16.66     17.79     18.59
Period of Maximum Wave                          10.73     11.05     11.35     11.70     11.95

Jonswap Parameters
Phillips parameter                               0.01      0.01      0.01      0.01      0.0143
Peakedness Parameter                             2.26      2.28      2.29      2.31      2.32
Sigma A                                          0.07      0.07      0.07      0.07      0.077
Sigma B                                          0.09      0.09      0.09      0.09      0.093

Water Levels
Tidal MSL                                        1.54      1.54      1.54      1.54      1.54
Tide Plus Surge                                  1.35      1.41      1.47      1.54      1.59
Crest Elevation Above Water Level                8.72      9.29      9.83     10.50     10.97

Total Steady Currents (storm &ambient)
Speed @ -77m MSL                                 0.71      0.80      0.88      1.00      1.09
Speed @ -61m MSL                                 0.93      1.02      1.11      1.22      1.30
Speed @ -38m MSL                                 1.32      1.48      1.64      1.86      2.02
Speed @ -26m MSL                                 1.64      1.95      2.30      2.82      3.25
Speed @ -15m MSL                                 1.79      2.03      2.29      2.64      2.91
Speed @ -6m MSL                                  1.93      2.13      2.33      2.59      2.78

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                              WP1 PLATFORM DETAILS

WP1 Platform Isometric
Wellhead Platform Elevation Looking East                     BUWP1-00-28-D07-0205
Wellhead Platform Cellar Deck Plot Plan                      BuWP1-03-28-D07-0202
Well head Platform Spider Deck, Sea Deck & Boat Landing      BUWP1-07-28-D07-0204
Plot Plan
WP1 Wellhead Platform Jacket - Steel Work                    BUWP1-04-62-D34-1101
WP1 Wellhead Platform Jacket Mudmats - General Arrangement   BUWP1-04-62-D35-1105
Wellhead Platform Main Deck Plot Plan                        BUWP1-02-28-D07-0201

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                              DPP PLATFORM DETAILS

DPP Platform Isometric View                                         BUDPP-00-028-D07-2000
DPP Platform Elevation Views Looking North & East                   BUDPP-00-028-D07-2001
DPP Platform Plot Plan Main Deck EL. 32000                          BUDPP-01-028-D07-2003
DPP Platform Plot Plan Main Deck EL. 25500 to 28000                 BUDPP-01-028-D07-2002
DPP Platform Equipment Arrangement South West Quarter of Main Deck  BUDPP-010-028-D08-2003
DPP Platform Equipment Arrangement South West Quarter of Cellar     BUDPP-02-028-D08-2016
Deck
DPP Platform Jacket - Primary Steel Work  Elevation - Row H         BUDPP-03-062-D34-1100
DPP Platform Jacket - Primary Steel Elevation - Row 1 & 4           BUDPP-03-62-D34-1102

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                                   EXHIBIT "M"

                  MODIFICATIONS AND ADDITIONS TO DRILLING UNIT

The required modifications and additions to the Drilling Unit shall be determined by mutual agreement of the Unit Operator and Contractor. A draft list is attached hereto, however the parties agree that this list is subject to further review and discussion and does not necessarily represent the final requirements. Once the final requirements have been determined and agreed by both parties, a revised Exhibit "M" shall be issued as an Amendment to the Agreement.

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                                   EXHIBIT "M"
   MODIFICATIONS AND ADDITIONS TO DRILLING UNIT (DRAFT - SUBJECT TO AGREEMENT)

AMORTIZATION PERIOD:                       1.644 years or              600 days
AMORTIZATION RATE:                            15%

                                                                                                     BEST       RESIDUAL
                                                                                                  ESTIMATED       VALUE
ITEM                            DESCRIPTION                                      REFERENCE           COST         RATE
----                            -----------                                      ---------        ---------     --------

       VESSEL MODIFICATIONS:
 1     Increase brine tank storage to 1,100 bbls.                            Discussions 03/01   $    75,000       50%
 2     Increase main mud storage to 3,000 bbls.                              Discussions 03/01       250,000       50%
 3     Increase base oil storage to 1,500 bbls.                              Discussions 03/01       125,000       40%
 4     Global mud system piping changes (new runs and sizes)                 Discussions 03/01        75,000       15%
 5     Install mud engineer's office and laboratory in mud pit area          Discussions 03/01       100,000       50%
 6     Move cement unit to top of solids control structure                   Discussions 03/01       150,000       --
 7     Install well test equipment and piping                                Discussions 03/01        75,000       --
 8     Install brine filtration unit inside hull (equipment from others)     Discussions 03/01        35,000       --
 9     Install cuttings injection system (equipment from others)             Discussions 03/01        75,000       --
10     Install platform starboard side of drill floor for mud logging        Discussions 03/01        50,000       50%
11     Install two (2) anchor winches and related hardware                   Discussions 03/01       300,000       50%
12     Increase deluge system for 100 mmcfd                                  Discussions 03/01        50,000       --
13     Install cement standpipe                                              Discussions 03/01        35,000      100%
14     Install additional surge tank over hoppers                            Discussions 03/01       125,000       50%
15     Install venturi system on hoppers for mixing liquid chemicals         Discussions 03/01         5,000      100%
16     Add third mixing pump and related piping                              Discussions 03/01       100,000       50%
17     Install automated mud pit cleaning system                             Discussions 03/01        75,000       50%
18     Add additional steam cleaners and high pressure washdown              Discussions 03/01        45,000       50%
19     Install rack chocks and related hardware                              Discussions 03/01     3,200,000       35%
                                                                                                 -----------      ---
       TOTAL VESSEL MODIFICATIONS                                                                $ 4,945,000       NA
                                                                                                 ===========      ===


                                                                                RESIDUAL    AMORTIZED       DAILY
ITEM                            DESCRIPTION                                      VALUE        AMOUNT        RATE
----                            -----------                                     --------    ---------     ---------

       VESSEL MODIFICATIONS:
 1     Increase brine tank storage to 1,100 bbls.                                 37,500   $    37,500    $    (71)
 2     Increase main mud storage to 3,000 bbls.                                  125,000       125,000        (235)
 3     Increase base oil storage to 1,500 bbls.                                   50,000        75,000        (141)
 4     Global mud system piping changes (new runs and sizes)                      11,250        63,750        (120)
 5     Install mud engineer's office and laboratory in mud pit area               50,000        50,000         (94)
 6     Move cement unit to top of solids control structure                             0%      150,000        (282)
 7     Install well test equipment and piping                                          0%       75,000        (141)
 8     Install brine filtration unit inside hull (equipment from others)               0%       35,000         (66)
 9     Install cuttings injection system (equipment from others)                       0%       75,000        (141)
10     Install platform starboard side of drill floor for mud logging             25,000        25,000         (47)
11     Install two (2) anchor winches and related hardware                       150,000       150,000        (282)
12     Increase deluge system for 100 mmcfd                                            0%       50,000         (94)
13     Install cement standpipe                                                   35,000            --          --
14     Install additional surge tank over hoppers                                 62,500        62,500        (118)
15     Install venturi system on hoppers for mixing liquid chemicals               5,000            --          --
16     Add third mixing pump and related piping                                   50,000        50,000         (94)
17     Install automated mud pit cleaning system                                  37,500        37,500         (71)
18     Add additional steam cleaners and high pressure washdown                   22,500        22,500         (42)
19     Install rack chocks and related hardware                                1,120,000     2,080,000      (3,912)
                                                                             -----------   -----------   ---------
       TOTAL VESSEL MODIFICATIONS                                            $ 1,781,250   $ 3,163,750   $  (5,951)
                                                                             ===========   ===========   =========

FINAL AMORTIZATION WILL BE BASED ON ACTUAL COSTS
UNAMORTIZED BALANCE DUE IF CONTRACT LESS THAN DAYS ABOVE

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[PHILLIPS PETROLEUM LOGO]                                      [BAYU-UNDAN LOGO]

                                   EXHIBIT "N"

                              BANKER'S UNDERTAKING

TO: Phillips Petroleum (91-12) Pty Ltd (ABN 73 064 963 346)
    (UNIT OPERATOR)
    Level 3, 1 Mill Street
    PERTH WA 6000

IN CONSIDERATION of the Unit Operator accepting this undertaking in satisfaction
of the Unit Operator's requirement for                       (A.C.N. [       ])
(CONTRACTOR) to provide the Unit Operator with Security for Performance in relation to Agreement [INSERT CONTRACT DETAILS] (Contract) the _______________ BANK of ___________________ (Bank) UNDERTAKES irrevocably and unconditionally to pay to the Unit Operator on demand in writing any sum or sums which may from
time to time be demanded by the Unit Operator to an amount not exceeding ($    )
(sum) in the aggregate.

Such payment or payments will be made by the Bank to the Unit Operator without reference by the Bank to the Contractor and notwithstanding any notice to the Bank by the Contractor not to pay to the Unit Operator any moneys hereunder and irrespective of the performance or non-performance by the Contractor or the Unit Operator of the terms of the Agreement.

The Bank's liability hereunder will not be impaired or discharged by any alterations which may be made in the terms of the Agreement or by any extension of time or other forbearance on the part of either the Unit Operator or the Contractor to the other.

This undertaking will continue in force either until notification in writing has been received by the Bank from the Unit Operator that this undertaking is no longer required by the Unit Operator or until payment to the Unit Operator by the Bank of the whole of the sum or the balance thereof remaining after any part payment or payments or until this Guarantee is returned to the Bank.

Notwithstanding anything hereinbefore contained the Bank reserves the right to terminate this undertaking at any time upon payment to the Unit Operator of the sum or the balance thereof remaining after any part payment or payments or such lesser amount as the Unit Operator may require.

On expiry or when no longer required please return this document for cancellation to the Manager, _________________________ Bank, __________________

DATED at Perth this        day of             .

SIGNED for and on behalf of
[BANK] by
          ---------------------------------
its Attorney under Power of Attorney
who certifies that he is
                         ------------------
Of [BANK] in the presence of
                             --------------

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